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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

MEMBERS Mutual Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

MEMBERS(R) Mutual Funds
Annual Report
October 31, 2012

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

CASH RESERVES FUND

BOND FUND

HIGH INCOME FUND

DIVERSIFIED INCOME FUND

EQUITY INCOME FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

MID CAP FUND

SMALL CAP FUND

INTERNATIONAL STOCK FUND

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of securities unless preceded or accompanied by a prospectus.

MEMBERS Mutual Funds | October 31, 2012

New Name Coming to MEMBERS Mutual Funds

As you may recall, Madison Asset Management became the advisor to MEMBERS Mutual Funds on June 30, 2009. We are now pleased to announce MEMBERS(R) Mutual Funds will be renamed to Madison Funds(R). This new name will become effective at the end of February, 2013.

Madison has worked hard to continue the exemplary investment management and shareholder services you’ve come to expect. Our first priority is to continue serving you, our shareholder, with the same level of excellence.

As this is only a name change of the funds, there will be no change to the portfolio managers, investment objectives, or expenses of the funds, and there are no changes with your financial advisor.

At the end of February, 2013, you will find us on the web at www.madisonfunds.com. As always, you can reach shareholder services at 800-877-6089, or if you have any questions about the name change, you can reach Madison Asset Management directly at 800-670-3600.

There is no action required on your part; this notice is only to inform you of the name change to Madison Funds(R).

We appreciate the opportunity to manage your investments in MEMBERS Mutual Funds and we look forward to serving you as a Madison Funds(R) shareholder.

MEMBERS Mutual Funds are distributed by Mosaic Funds Distributor, LLC ©December 31, 2012.

Not part of the Annual Report

MEMBERS Mutual Funds | October 31, 2012

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MEMBERS Mutual Funds | October 31, 2012

Table of Contents

Management’s Discussion of Fund Performance
Period in Review	4
Outlook	4
Conservative Allocation Fund	6
Moderate Allocation Fund	8
Aggressive Allocation Fund	10
Cash Reserves Fund	12
Bond Fund	14
High Income Fund	16
Diversified Income Fund	18
Equity Income Fund	20
Large Cap Value Fund	22
Large Cap Growth Fund	24
Mid Cap Fund	26
Small Cap Fund	28
International Stock Fund	30
Notes to Management’s Discussion of Fund Performance	32
Benchmark Descriptions	32
Portfolios of Investments
Conservative Allocation Fund	34
Moderate Allocation Fund	35
Aggressive Allocation Fund	36
Cash Reserves Fund	37
Bond Fund	38
High Income Fund	41
Diversified Income Fund	44
Equity Income Fund	47
Large Cap Value Fund	50
Large Cap Growth Fund	51
Mid Cap Fund	53
Small Cap Fund	54
International Stock Fund	56
Financial Statements
Statements of Assets and Liabilities	58
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	72
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	108
Other Information	109
Trustees and Officers	115

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your financial advisor or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

MEMBERS Mutual Funds | October 31, 2012

Management’s Discussion of Fund Performance

PERIOD IN REVIEW

The one-year-period ended October 31, 2012 was a positive one for stock and bond investors, despite an undercurrent of troubling economic news and considerable global uncertainty. The domestic stock market, as measured by the S&P 500 Index, was up 15.21%, the international stock markets were up 4.61% as measured by the MSCI EAFE Index, while domestic bonds showed a return of 5.25% as measured by Barclays U.S. Aggregate Index.

The global economic backdrop appeared bleak as we entered this one-year period in November, 2011. Ongoing turmoil in the Eurozone along with continued fears that U.S. economic growth would disappoint kept investors pessimistic. Renewed forecasts of imminent recession in the U.S. were widespread, and stocks and other volatile assets were again avoided in favor of the perceived safety and liquidity of U.S. dollar-based government bonds. The U.S. stock market hit its period low on November 25, 2011, at which point the prospects for robust returns for the next 11 months or so seemed dim. The flight-to-safety move pushed intermediate and long-term U.S. Treasury yields towards record territory, with the yield on the 10-Year Treasury dipping well below 2%.

However, early into the annual period the U.S. economic picture brightened and fears of an impending financial crisis in Europe eased. Domestically, capital spending picked up, labor markets showed signs of improvement, and consumer spending was reported to be better than expected. By the end of calendar-year 2011 the early stock market losses had been reversed and stocks continued to advance through the first months of 2012. This shift could be seen in the rapid rise of the yield on the 10-year Treasury, which spiked from its earlier lows near 1.8% to the period high of 2.38% on March 19, 2012.

However, the fragility of the worldwide economy was once again demonstrated in May and June: The public became aware of the extent of exposure of European banks to the potentially troubled loans to the shaky southern European economies. The fallout from the fears of a possible failure of these huge banks created a major worldwide selloff of stocks. From its April 2, 2012 high through June 1, 2012, the S&P 500 fell 9.58%. An even more telling sign of investor fear was the frenzy of Treasury securities buying which sent the yield on the bellwether 10-year Treasury to a record low of 1.39% on July 24, 2012.

With signs of an improvement in the domestic housing market and indications of improving manufacturing along with the hope of additional Federal Reserve (Fed) and overseas central bank easing, investors began to return to stocks in mid-summer. In September 2012, investors’ hopes were realized when the Fed announced its plan for another round of quantitative easing (quickly dubbed QE3) whereby the Fed plans to buy $40 billion of mortgage debt a month, with the expectation this would eventually produce an improvement in the labor market.

OUTLOOK

We remain mindful of the risks inherent in today’s market environment, especially when considering the valuations of domestic bonds. The foundation to support solid economic growth has grown significantly during the past three years as the Fed has aggressively eased monetary policy. Thus far, the substantial increase in money supply has failed to stimulate a level of economic growth necessary to significantly improve the employment situation which now appears to be the Fed’s

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

main goal. The continuation of global deleveraging along with U.S. fiscal uncertainties may cause businesses and consumers to behave differently than past recoveries. We have little doubt that both businesses and consumers will need to increase the pace of spending in order for economic growth to accelerate significantly and the Fed’s focus on employment may eventually put upward pressure on inflation.

We continue to rely on our years of experience managing stock and bond portfolios through difficult periods. Patience will remain a vital necessity as vast uncertainties play out in the quarters ahead. We expect interest rates to trend higher should the housing market continue its recovery; Congress to successfully address "fiscal cliff" issues; employment conditions to improve; and inflation begin to resurface. As these situations play out, we plan to proactively take advantage of any market dislocations with the ever present mindset of generating favorable risk-adjusted returns.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Conservative Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares3	7.60	7.01	2.11	3.58	–	1.38	4.92	0.90	2.62
Class B Shares4	6.75	6.22	1.34	2.82	–	2.25	5.18	0.98	2.82
Class C Shares5	6.75	6.22	–	–	2.23	5.75	6.22	–	2.23
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.40	6.08	6.48	6.71	6.10	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	8.31	8.54	4.63	6.03	5.29	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Conservative Allocation Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Bond Funds	64%
Foreign Bond Funds	5%
Foreign Stock Funds	5%
Money Market Funds and Other Net Assets	1%
Stock Funds	25%

PERFORMANCE DISCUSSION

For the period, the MEMBERS Conservative -Allocation Fund returned 7.60% (Class A shares without sales load), underperforming the fund’s custom blended Conservative Allocation benchmark return of 8.31%. Overall, the fund was well positioned from an asset allocation standpoint with a material underweight to international equities compared to the fund’s custom benchmark. However, lagging relative returns in a number of the fund’s core holdings identified below, both equity and bond, explained the -underperformance.

Top contributors to performance included: MEMBERS Large Cap Value Fund Class Y which returned 14.64% over the period; PIMCO Investment Grade Corporate Bond Fund at 13.76%; and Madison Mosaic Disciplined Equity Fund Class Y at 12.64%.

Detractors from performance included: Madison Mosaic Institutional Bond Fund Class Y which returned 2.54%; IVA Worldwide Fund Class I at 3.27%; and MEMBERS Bond Fund Class Y at 3.10%.

FUND CHANGES

We made several changes to the portfolio over the past year in an effort to more fully capture our asset allocation decisions. Within the equity allocation, we added investments in the iShares S&P 100(R) Index (OEF) to increase the portfolio’s focus on domestic mega cap stocks. We believe U.S. mega cap stocks are well positioned for the current slow growth world economy, offering attractive relative valuations, pristine balance sheets, and more reliable earnings potential. We sold IVA Worldwide (IVWIX) from the portfolio, and applied the proceeds to a new position in Vanguard FTSE All-World ex-US (VEU) and OEF. We also liquidated our position in the Calamos Growth & Income Fund (CGIIX), which we sold in favor of OEF. Finally, on the fixed income side, we reduced Templeton Global Bond Fund (TGBAX) and added a new position in TCW Emerging Markets Income Fund (TGEIX) to better diversify the fund’s international bond exposure.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Moderate Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares3	8.55	8.02	(0.50)	2.46	–	2.26	5.89	(1.67)	1.50
Class B Shares4	7.77	7.20	(1.24)	1.69	–	3.27	6.18	(1.61)	1.69
Class C Shares5	7.77	7.24	–	–	0.56	6.77	7.24	–	0.56
S&P 500 Index	15.21	13.21	0.36	3.87	2.93	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	9.74	9.43	2.71	5.13	4.16	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Moderate Allocation Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Bond Funds	39%
Foreign Bond Funds	3%
Foreign Stock Funds	10%
Money Market Funds and Other Net Assets	1%
Stock Funds	47%

PERFORMANCE DISCUSSION

For the period, the MEMBERS Moderate Allocation Fund returned 8.55% (Class A shares without sales load), while the blended Moderate Allocation benchmark returned 9.74%. Over-all, the fund was well positioned from an asset allocation standpoint with a material underweighting to international equities as compared to the fund’s custom benchmark. However, lagging relative returns in a number of the fund’s core holdings identified below, both equity and bond, explained the underperformance.

Top contributors to performance included: MEMBERS Mid Cap Fund Class Y which returned 14.95%; MEMBERS Large Cap Value Fund Class Y at 14.64%; and PIMCO Investment Grade Corporate Bond Fund at 13.76%.

Detractors from performance included: Madison Mosaic Institutional Bond Fund Class Y which returned 2.54%; IVA Worldwide Fund Class I at 3.27%; and MEMBERS Bond Fund Class Y at 3.10%.

FUND CHANGES

We made several changes to the portfolio over the past year in an effort to more fully capture our asset allocation decisions. Within equities, we added an investment in the iShares S&P 100(R) Index (OEF) to increase the portfolio’s focus on domestic mega cap stocks. We believe U.S. mega cap stocks are well positioned for the current slow growth world economy, offering attractive relative valuations and more reliable earnings potential. We sold IVA Worldwide (IVWIX) from the portfolio, and applied the proceeds to a new position in Vanguard FTSE All-World ex-US (VEU) and OEF. We also liquidated positions in the Calamos Growth & Income Fund (CGIIX) and Yacktman Fund (YACKX), which we sold in favor of OEF and a new position in Schwab Fundamental U.S. Large Company Index Fund (SFLNX). Finally, on the fixed income side, we replaced Templeton Global Bond Fund (TGBAX) with TCW Emerging Markets Income Fund (TGEIX) based on our preference for emerging markets corporate bonds over sovereign issuers.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Aggressive Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares3	8.87	8.50	(3.23)	1.18	–	2.59	6.36	(4.37)	0.24
Class B Shares4	7.99	7.68	(3.98)	0.42	–	3.49	6.67	(4.35)	0.42
Class C Shares5	7.98	7.67	–	7.67	(1.31)	6.98	7.67	–	(1.31)
S&P 500 Index	15.21	13.21	0.36	3.87	2.93	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	10.59	9.59	0.30	3.87	2.53	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Aggressive Allocation Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Bond Funds	16%
Foreign Bond Funds	1%
Foreign Stock Funds	15%
Money Market Funds and Other Net Assets	1%
Stock Funds	67%

PERFORMANCE DISCUSSION

For the period, the MEMBERS Aggressive Allocation Fund returned 8.87% (Class A shares without sales load); while the custom blended Aggressive Allocation benchmark returned 10.59%. Overall, the fund was well positioned from an asset allocation standpoint with a material underweighting to international equities as compared to the fund’s custom benchmark. However, lagging relative returns in a number of the fund’s core equity holdings identified below explained the underperformance.

Top contributors to performance included: MEMBERS Mid Cap Fund Class Y which returned 14.95%; MEMBERS Large Cap Value Fund Class Y at 14.64%; and Madison Mosaic Disciplined Equity Fund Class Y at 12.64%.

Detractors from performance included: IVA Worldwide Fund Class I which returned 3.27%; MEMBERS Large Cap Growth Fund Class Y at 7.72%; and MEMBERS Equity Income Fund Class Y at 8.73%.

FUND CHANGES

We made several changes to the portfolio over the past year in an effort to more fully capture our asset allocation decisions. Within equities, we added an investment in iShares S&P 100(R) Index (OEF) to increase the portfolio’s focus on domestic mega cap stocks. We believe U.S. mega cap stocks are well positioned for the current slow growth world economy, offering attractive relative valuations and more reliable earnings potential. We sold IVA Worldwide (IVWIX) from the portfolio, and applied the proceeds to a new position in Vanguard FTSE All-World ex-US (VEU) and OEF. We also liquidated positions in the Calamos Growth & Income Fund (CGIIX) and Yacktman Fund (YACKX), which we sold in favor of OEF and a new position in Schwab Fundamental U.S. Large Company Index Fund (SFLNX). Finally, on the fixed income side, we replaced Templeton Global Bond Fund (TGBAX) with TCW Emerging Markets Income Fund (TGEIX) based on our preference for emerging markets corporate bonds over sovereign issuers.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Fannie Mae	19%
Federal Farm Credit Bank	13%
Federal Home Loan Bank	31%
Freddie Mac	25%
U.S. Treasury Bills	8%
Cash and Other Net Assets	4%

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

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MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the MEMBERS Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	3.11	4.29	4.69	4.02	–	(1.54)	2.69	3.73	3.54
Class B Shares4	2.43	3.51	3.93	3.24	–	(2.07)	2.41	3.59	3.24
Class Y Shares7	3.36	4.53	4.97	–	5.19	–	–	–	–
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.40	6.08	6.48	5.47	6.71	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Bond Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Asset Backed	1%
Corporate Notes and Bonds	19%
Mortgage Backed	12%
U.S. Government and Agency Obligations	65%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

During the year, the MEMBERS Bond Fund (Class A shares without sales load) returned 3.11% while the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index returned 5.40%. This underperformance resulted from multiple factors related to our focus on risk management. First, while interest rates fluctuated, the period ended with an overall rally with ten-year yields declining by 42 basis points. The fund was positioned to protect from a rising-rate environment and had generally held lower duration investments. Additionally, the fund was positioned defensively by being underweight spread product (bonds which provide a higher yield than a similar maturity Treasury bond). These higher-risk bonds significantly outperformed during the period. Even though policy makers were quite active, with respect to fiscal reforms, we believe none of their actions actually resolved the underlying issues. The resulting economic uncertainty produced an environment in which bond investors continue to face significant risks, most prominently, the potential for loss of capital should rates rise. We believe that the continued, aggressive stimulus from the Federal Reserve has created an artificially high valuation for bonds in general. We continue to be concerned that rates could rise faster than most investors anticipate, resulting in significant losses for portfolios that have chased yield from riskier edges of the market. We will continue to manage the fund with the idea that bond investors expect their fixed-income portfolios to provide prudent protection of capital should the markets face a change in interest rate trends or the kind of economic and market disruption we saw in 2008.

FUND CHANGES

We made various sales and one purchase of Treasuries during the period to adjust duration and offset maturities. We also purchased an American Express new issue corporate bond during the period.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	9.67	9.59	7.04	8.36	–	4.70	7.94	6.07	7.86
Class B Shares4	8.74	8.75	6.22	7.54	–	4.24	7.76	5.90	7.54
Class Y Shares7	9.92	9.85	7.29	–	7.55	–	–	–	–
Bank of America Merrill Lynch US High Yield Master II, Constrained	13.15	12.20	9.28	10.94	9.27	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.
HIGH YIELD MARKET INVESTING ENVIRONMENT

For the twelve-month period ended October 31, 2012, high yield bonds returned 13.15%, supported by moderate GDP growth, historically low Treasury yields and strong equity markets. Fund flows into high yield were strong while issuance of corporate bonds was robust and found ready buyers. With generally favorable economic conditions for most companies and open capital markets, default trends remained in the 1.5-2% range and helped to bolster investor confidence. The next fiscal year begins with some significant macro concerns regarding the U.S. fiscal cliff, economic growth in Europe and Asia, and political instability in key global economic regions. While the resolution of these issues will affect markets broadly, the relatively attractive yields and low default rates should continue to support the high yield bond market through year-end.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

High Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Consumer Discretionary	32%
Consumer Staples	4%
Energy	12%
Financials	2%
Health Care	12%
Industrials	13%
Information Technology	5%
Materials	7%
Telecommunication Services	7%
Utilities	3%
Cash and Other Net Assets	3%
 Consumer Discretionary includes securities in the following industries:  Auto Components; Automobiles;  Hotels, Restaurants & Leisure; Household Durables; Media; Specialty Retail; and Textiles, Apparel & Luxury Goods

PERFORMANCE DISCUSSION

The MEMBERS High Income Fund returned 9.67% (Class A shares without sales load) during the twelve-month period ended October 31, 2012. For the same period, the Bank of America Merrill Lynch U.S. High Yield Constrained Index returned 13.15%. Investors found riskier assets attractive during the period ended October 31. While we opportunistically purchased stronger credits that became available, we continued to maintain very stringent standards, avoiding the most aggressive companies. Being underweighted Financials (including, but not limited to, Ally Financial Inc., and Royal Bank of Scotland Group, PLC) and positive selection within the Telecommunication Services sector, including being underweighted Sprint Nextel Corp., detracted from performance. Adding to returns was a broad overweighting of the Energy sector and strong selection within the Utilities sector, including a lack of exposure to TXU Energy.

FUND CHANGES

The portfolio positioning remains focused on investing in higher quality companies with solid free-cash flow and consistent revenue trends. We continue to minimize exposure to companies with cyclical risks, those with meaningful European businesses, and those producing globally priced commodities such as coal. We expect the recent turnover levels of roughly 3-4% per month to continue, as higher coupon bonds get retired by the issuance of lower coupon bonds. The fund’s top industry exposure remains Health Care, in which we are overweighted versus the Index, as we find issuers that can prosper within the framework of the new regulatory framework for health care put in place by the Obama Administration. The fund’s convertible bond exposure was eliminated. We closed out those positions by selling into the strong equity markets, which persisted through fiscal year-end. The portfolio’s duration was also brought down to 3 years from 3.4 years as bonds aged and we proactively managed risk. The portfolio’s diversification remained robust with investments in 116 issuers across 27 industries.

Business support services, Health Care, Telecommunication Services, and Utilities were emphasized in the fund. Media/cable TV became a focus during the period whereas the fund’s exposure to oil and gas was decreased.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares3	9.69	10.03	3.83	6.08	–	3.40	7.88	2.60	5.46	–
Class B Shares4	8.89	9.21	3.05	5.29	–	4.39	8.22	2.71	5.29	–
Class C Shares5	–	–	–	–	0.94	–	–	–	–	(0.06)
Custom Blended Index (50% Fixed 50% Equity)	10.37	9.97	3.87	6.51	1.69	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Common Stocks	54%
Corporate Notes and Bonds	14%
Mortgage Backed	8%
U.S. Government and Agency Obligations	18%
Cash and Other Net Assets	6%

PERFORMANCE DISCUSSION

The Diversified Income Fund returned 9.69% (Class A shares without sales load) while the Custom Blended Index benchmark returned 10.37%. Our dividend-paying stocks had slight outperformance against the broader market as investors focused on income, while

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Diversified Income Fund (concluded)

our conservatively positioned bond portfolio lagged. In bonds, yield-seeking investors were willing to take on risk due to the low-yielding environment. While we generally do look to bonds for income, the aggressive pricing in the market gave us concern over principle risk. As a result, the bond portion of the fund was conservatively positioned and did not fully participate in the more aggressively priced area of the market. This detracted from the overall fund performance relative to the benchmark. Finally, the fund had a modest overweight to equities due to the aggressive pricing in the bond market, which was additive to performance.

Stock selection accounted for all of the relative strength compared to the Russell 1000 Index. The best results were in the Financial, Energy, and Health Care sectors. In Financials, regional bank M&T Bank Corp. and reinsurance company PartnerRe Ltd. contributed to performance, while deep-water oil driller Ensco PLC drove positive returns in Energy. Pharmaceutical manufacturer Merck & Co. Inc. was the most additive stock in the portfolio during the period. Other companies with strong performance were Pfizer Inc., another pharmaceutical manufacturer, spirits maker Diageo PLC and exploration and production firm ConocoPhillips.

There was relative weakness in the Utility and Technology Sectors. Utility services holding company Exelon Corp. was the most detractive stock in the portfolio, and semiconductor company Intel Corp. also negatively impacted results. Other notable detractors were railroad Norfolk Southern Corp. and industrial gas firm Air Products & Chemicals Inc.

The fund’s bond holdings benefitted from being underweighted in the treasury and mortgage sector of the market which relatively underperformed corporate bonds. The fund also benefitted from a significant overweighting to BBB rated securities and a modest exposure to high-yield securities. The fund’s fixed income positions were slightly underweighted in Financials which modestly reduced performance. Performance also suffered to a degree from a defensive posture against what we believe to be an eventual increase in interest rates.

FUND CHANGES

We increased equity exposure to the Consumer Discretionary Sector during the period although we remain in an underweighted position. We increased investments in the media space by purchasing Viacom Inc. and adding to an existing position in Time Warner Inc. We also added to global restaurant franchise McDonald’s Corp.

We also raised the fund’s equity Health Care Sector exposure to an overweight position. The fund bought global medical technology company Becton Dickinson & Co. and added to Johnson & Johnson. We believe our health care holdings are strong franchises with attractive valuations which pay dividends that can grow over time. We reduced the fund’s Information Technology sector exposure during the period and eliminated Utility sector exposure by selling Exelon Corp. and FirstEnergy.

During the year, the fund’s bond allocation saw numerous purchases of Treasury securities as bonds matured and to adjust portfolio duration. Additionally, the fund purchased corporate bonds in American Express Co., International Business Machines Corp. (IBM), and several Federal National Mortgage Association mortgage pools. The fund’s allocation to corporate bonds remained about the same at the end of the year compared to the beginning of its fiscal year.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 10/31/09 Inception	Since 7/31/12 Inception	1 Year	3 Years	Since Inception
Class A Shares3	8.61	6.94	6.94	–	2.36	4.85	4.85
Class C Shares5	–	–	–	2.88	–	–	1.85
Class Y Shares7	8.73	7.15	7.15	–	–	–	–
Class R6 Shares8	–	–	–	3.07	–	–	–
S&P 500 Index	15.21	13.21	13.21	2.96	NA	NA	NA
CBOE BuyWrite Monthly Index	13.07	9.21	9.21	1.05	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Equity Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
	Fund	S&P 500 Index
Consumer Discretionary	9%	11%
Consumer Staples	–	11%
Energy	13%	11%
Financials	8%	15%
Health Care	15%	12%
Industrials	7%	10%
Information Technology	25%	19%
Materials	4%	4%
Telecommunication Services	–	3%
Utilities	–	4%
U.S. Government and Agency Obligations	9%	–
Cash and Other Net Assets	10%	–

PERFORMANCE DISCUSSION

The CBOE BuyWrite Monthly Index (BXM), which represents a passive covered call strategy, returned 13.07%, for the full twelve-month period, while the MEMBERS Equity Income Fund delivered an 8.61% return (Class A shares without sales load).

Typically, a covered call strategy will lag the overall market during periods of strong upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. This impacted the fund’s ability to keep up with the S&P 500 return over the past twelve months. In addition, the sector positioning of the fund was a minor detractor from performance due primarily to an overweighted positioning in Information Technology and Energy sectors, which underperformed. The fund’s average cash position was above 10% due to a fairly steady stream of stock assignments which occurred as a direct result of the rising market. The performance of the fund’s individual holdings was mixed as strong gains in a number of portfolio holdings were limited by the call options. Strong performance in a number of technology holdings such as EBAY Inc., Google Inc. and QUALCOMM Inc. was partially offset by weakness in FLIR Systems Inc. and Altera Corp. Strong performance in Financials was somewhat curtailed as a number of holdings were called away during the year, including Wells Fargo & Co., US Bancorp and T. Rowe Price. Consumer Discretionary stock performance was also mixed with poor performance from Best Buy Co. Inc., Bed Bath & Beyond Inc., particularly late in the period, and Staples Inc., offset by strong performance in Target Corp., Lowe’s Companies and CarMax Inc.

As stated above, the fund lagged the BXM Index during the full fiscal year. However, this occurred mainly in late 2011 due to a sharp decline in short term volatility. This decline positively impacted the BXM Index because it writes short term options and had a lesser effect on the fund since it generally writes longer term options. However, the fund outpaced the BXM on a 2012 calendar year-to-date basis through October 2012.

FUND CHANGES

Following the sharp decline in late 2011, volatility has remained historically low for most of 2012. This has had the effect of keeping call option prices relatively low. Despite this, the fund has continued to meet its distribution objectives. Given the strong performance of the market over the past twelve months in the face of growing obstacles, stubborn high uemployment, federal deficits, and the "fiscal cliff,"  the fund remains focused on owning high quality securities and providing additional downside protection through the call option writing process.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a "value" approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	14.37	11.26	(2.14)	5.55	–	7.78	9.10	(3.29)	4.93
Class B Shares4	13.41	10.44	(2.87)	4.76	–	8.91	9.47	(3.24)	4.76
Class Y Shares7	14.64	11.56	11.89	–	1.69	–	–	–	–
Russell 1000(R) Value Index	16.89	12.81	(1.00)	7.34	2.31	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Large Cap Value Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
	Fund	Russell 1000(R) Value Index
Consumer Discretionary	7%	8%
Consumer Staples	10%	7%
Energy	14%	17%
Financials	25%	27%
Health Care	17%	12%
Industrials	11%	9%
Information Technology	5%	6%
Materials	2%	4%
Telecommunication Services	2%	3%
Utilities	–	7%
Cash and Other Net Assets	7%	–
Financials includes securities in the following industries: Capital Markets; Commercial Banks; Insurance; and Real Estate Management & Development.

PERFORMANCE DISCUSSION

During the twelve-month period ended October 31, 2012, the MEMBERS Large Cap Value Fund gained 14.37% (Class A shares without sales load), while the Russell 1000(R) Value Index returned 16.89%.

Sector allocation accounted for the relative weakness while stock selection was positive. Performance was hurt by overweight positions in Industrials, Energy and Information Technology and underweight positions in Consumer Discretionary and Telecommunications.

In terms of stock selection, there were strong results in the Financials sector driven by bank holdings U.S. Bancorp, Wells Fargo & Co. and M&T Bank Corp. Health Care was another area of relative strength as pharmaceutical stocks Merck & Co. Inc. and Pfizer Inc. performed well. Other companies that were notable contributors included software firm Microsoft Corp., spirits manufacturer Diageo PLC, and deep-water oil driller Ensco PLC.

Railroad company Norfolk Southern Co. and industrial conglomerate Emerson Electric Co. negatively impacted results in Industrials, while exploration and production companies Occidental Petroleum Corp., Canadian Natural Resources Ltd. and Apache Corp. detracted from performance in Energy.

FUND CHANGES

We increased exposure to the Financials sector during the period, although the fund held a modestly underweight position at the end of the period. We increased the fund’s insurance investments by adding to existing positions in specialty insurer Markel Corp. and financial conglomerate Berkshire Hathaway Inc. We also raised the fund’s Health Care sector exposure and the fund had an overweight position at the end of the period. The fund bought lab test and diagnostic company Laboratory Corporation of America Holdings and added to diversified health care company Johnson & Johnson.

We reduced the fund’s exposure to the Utilities and Information Technology sectors during the period. We sold utility companies Exelon Corp. and NextEra Energy Inc. and currently the fund has no exposure to the sector. In Information Technology, we sold processing solutions provider Broadridge Financial Solutions Inc., router manufacturing firm Cisco Systems Inc., software and consulting firm International Business Machines (IBM) and money transfer agent Western Union Co.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a "growth" approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	7.38	9.48	(0.12)	6.08	–	1.18	7.34	(1.30)	5.45
Class B Shares4	6.63	8.68	(0.85)	5.30	–	2.13	7.68	(1.25)	5.30
Class Y Shares7	7.72	9.77	0.14	–	3.99	–	–	–	–
Russell 1000(R) Growth Index	13.02	14.12	1.95	7.15	5.59	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Large Cap Growth Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
	Fund	Russell 1000(R) Growth Index
Consumer Discretionary	15%	16%
Consumer Staples	10%	13%
Energy	7%	4%
Financials	5%	5%
Health Care	12%	12%
Industrials	10%	12%
Information Technology	32%	31%
Materials	4%	4%
Telecommunication Services	2%	3%
Utilities	–	–
Cash and Other Net Assets	3%	–
 IInformation Technology includes securities in the following industries:  Communications Equipment; Computers & Peripherals; Electrical Equipment; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

PERFORMANCE DISCUSSION

During the twelve-month period ended October 31, 2012, the MEMBERS Large Cap Growth Fund returned 7.38% (Class A shares without sales load) while the Russell 1000(R) Growth Index returned 13.02%.

By design, the portfolio has more exposure to higher quality companies and has a lower dividend yield. We believe that under more normal economic conditions, our philosophy is best suited for above average gains. However, for the fiscal period, the fund underperformed because of the investment environment generally not favoring growth stocks.

The Health Care sector was the largest detractor to performance. Allscripts Healthcare Solutions Inc., a healthcare information technology company, overly promoted its progress on system integration, causing a sharp 42% sell off and management re-alignment. We sold this stock during the period.

Also, SanDisk Corp., a solid state memory chip provider whose products are used in tablets and smartphones, did not execute as expected, causing a 25% stock drop. We lost confidence in the management controls in place, prompting us to exit the stock.

Partially offsetting these impairments, the fund had a 60% gain in Comcast Corp., the cable and internet company, which is growing its free cash flow through innovative product offerings which is cementing customer loyalty.

Additionally, the fund participated in the 47% gain in Apple and that of Visa Inc. which gained more than 45% for the period.

During the last fiscal year, while we under-performed the market, our relative performance improved each quarter. We spent the year improving upon the performance deficit of the first quarter.

FUND CHANGES

In response to the market environment, we have increased the average size of companies held. In addition, we are now more diversified on a sector basis while continuing our focus on fundamental execution.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Mid Cap Fund invests generally in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	14.70	15.21	0.46	8.13	–	8.14	12.97	(0.71)	7.50
Class B Shares4	13.91	14.36	(0.31)	7.32	–	9.41	13.46	(0.71)	7.32
Class Y Shares7	14.95	15.43	0.70	–	4.55	–	–	–	–
Russell Midcap(R) Index	12.15	15.59	1.70	10.52	4.61	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Mid Cap Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
	Fund	Russell Midcap(R) Index
Consumer Discretionary	21%	17%
Consumer Staples	4%	6%
Energy	7%	7%
Financials	24%	20%
Health Care	8%	10%
Industrials	19%	13%
Information Technology	4%	13%
Materials	6%	6%
Telecommunication Services	–	2%
Utilities	–	6%
Cash and Other Net Assets	7%	–

PERFORMANCE DISCUSSION

During the twelve-month period ended October 31, 2012, the MEMBERS Midcap Fund gained 14.70% (Class A shares without sales load), which exceeded the return on the Russell Midcap(R) Index of 12.15%, by more than 2.5%.

Stock selection accounted for most of the relative strength compared to the benchmark. The best results were in the Materials, Energy and Consumer Discretionary sectors. In Materials, specialty coating company Valspar Corp. contributed nicely to performance, while exploration and production firm EOG Resources Inc. helped generate excess returns in Energy. A few Consumer Discretionary holdings were notable contributors, including off-price retailer TJX Companies, which was the most additive stock in the portfolio, along with cable media companies Liberty Global Inc. and Discovery Communications Inc.

There was relative weakness in the Health Care and Technology sectors. Biotechnology research and diagnostic product manufacturer Techne Corporation and independent lab testing firm Laboratory Corp. of America Holdings negatively impacted results within Health Care. In Technology, thermal imaging systems manufacturer FLIR Systems Inc. was the most detractive stock in the portfolio. Other notable detractors were financial conglomerate Leucadia National Corp. and home furnishing retailer Bed Bath and Beyond, Inc.

FUND CHANGES

We increased exposure to the Industrial and Consumer Discretionary sectors during the period and maintain overweighted positions. We increased investments in industrial logistics providers C.H. Robinson Worldwide Inc. and Expeditors International of Washington Inc. after shares reached attractive valuations. These companies generate impressive returns on invested capital and have significant growth opportunities. We also raised our Consumer Discretionary weighting by purchasing after-market automotive retailer Advanced Auto Parts Inc. and luxury jeweler Tiffany & Co. We believe these franchises are industry leaders with strong brand recognition and limited competitive threats from the internet.

We reduced the fund’s exposure to the Information Technology and Financials sectors during the period. The portfolio is underweighted in the Technology sector after selling FLIR Systems, securities processing provider Broadridge Financial Solutions Inc. and money transfer agent Western Union. Within Financials, we sold asset management firms T. Rowe Price Group Inc. and Northern Trust Corp.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares3	13.08	14.17	3.95	3.99	–	6.56	11.95	2.73	2.95
Class B Shares4	12.21	13.23	3.27	3.30	–	7.71	12.31	2.92	3.15
Class Y Shares7	13.39	14.43	4.22	–	4.60	–	–	_	–
Russell 2000(R) Index	12.08	14.82	1.19	2.05	2.30	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

Small Cap Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
	Fund	Russell 2000(R) Index
Consumer Discretionary	13%	14%
Consumer Staples	2%	4%
Energy	3%	6%
Financials	21%	22%
Health Care	11%	12%
Industrials	27%	15%
Information Technology	8%	17%
Materials	8%	5%
Telecommunication Services	–	1%
Utilities	5%	4%
Cash and Other Net Assets	2%	–
 Industrials includes securities in the following industries:  Aerospace & Defense; Air Freight & Logistics; Commercial Services & Supplies; Construction & Engineering; Electrical Equipment; Industrial Conglomerates; Machinery; Marine; Road & Rail; and Trading Companies & Distributors.

PERFORMANCE DISCUSSION

The Class A shares (without sales load) of the MEMBERS Small Cap Fund returned 13.08% for the twelve-month period ended October 31, 2012, while its benchmark, the Russell 2000(R) Index, returned 12.08% for the same period.

The fund’s outperformance was primarily due to strong selection in the Industrials, Information Technology, and Energy sectors; this was somewhat offset by weaker stock selection within Materials and Consumer Discretionary. Allocation among sectors, a residual of the bottom-up stock selection process, was also additive in part due to underweighting exposure to Information Technology and Energy.

The fund’s largest contributors to relative and absolute performance during the period included Delphi Financial Group Inc., an insurance holding company specializing in life and disability insurance, U.S. retailer Stage Stores Inc., and diversified industrial manufacturer Carlisle Companies Inc., which has significant operations in commercial roofing and specialty tires and wheels.

The fund’s largest relative detractors during the period included Arbitron Inc., a media and marketing information services firm; Matthews International Corp., a designer, manufacturer and marketer of memorialization products; and United Stationers Inc., a wholesale distributor of business products. The fund’s position in, Websense Inc. was also among top detractors from absolute performance during the period.

FUND CHANGES

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. We do, however, carefully consider diversification across economic sectors to limit risk. As of the end of the period, the fund was most overweight in the Industrials and Materials sectors relative to the Russell 2000(R) Index and most underweighted in Information Technology.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20122
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	9.23	4.92	(3.32)	9.05	–	2.92	2.86	(4.46)	8.40
Class B Shares4	8.39	4.14	(4.06)	8.22	–	3.89	3.05	(4.36)	8.22
Class Y Shares7	9.61	5.18	(3.09)	–	1.78	–	–	–	–
MSCI EAFE Index (net)	4.61	2.83	(5.81)	7.73	(0.01)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.
INTERNATIONAL STOCK INVESTING ENVIRONMENT

The twelve-month period ended October 31, 2012 was eventful and volatile, but ultimately ended with an increase for international equity markets. Slowing global economic growth and sovereign debt problems weighed on investors, however, European Union (EU) and European Central Bank (ECB) actions helped allay market concerns. In December, the ECB announced a plan to backstop the banking system through liquidity provision. The Long-Term Refinancing Operation, conducted in December 2011 and February 2012, provided over a trillion dollars of three-year financing at 1% interest rates, easing financing concerns for banks and sovereigns. In June 2012, an EU summit proposed the establishment of a single banking supervisor and allowing the European Stability

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2012

International Stock Fund (concluded)

Mechanism (ESM) to directly inject capital into troubled banks. In July, ECB President Mario Draghi signaled that the bank is committed to preserving the euro zone, and would do "whatever it takes." In September, the Outright Monetary Transactions program, focused on unlimited purchases of sovereign bonds, was introduced. Lastly, Germany’s Constitutional Court ruled in favor of the ESM, the euro zone’s permanent bailout facility, bolstering confidence.

Elsewhere, the U.S. Federal Reserve (the Fed) announced its third round of quantitative easing (QE3), which focuses on the purchase of mortgage-backed securities. Fed Chairman Ben Bernanke stated that QE3 would remain open-ended until the U.S. labor market improved. Japan announced its own monetary easing in September by increasing its asset-purchase program. In emerging markets, China reduced interest rates and decreased bank reserve requirements as Chinese exports and manufacturing activity declined.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/12
Africa	1%
Europe (excluding United Kingdom)	39%
Japan	15%
Latin America	2%
Pacific Basin	10%
United Kingdom	23%
Other Countries	5%
Cash and Other Net Assets	5%

PERFORMANCE DISCUSSION

The MEMBERS International Stock Fund returned 9.23% (Class A shares without sales load) during the reporting period, while the MSCI EAFE Index (Net) returned 5.15%. The fund’s strong outperformance was primarily driven by stock selection.

Within the Information Technology sector, Spanish travel information systems provider Amadeus IT Holding SA performed well on strong results including market-share gains. Positions in emerging market companies Samsung Electronics Co. Ltd. and Cielo SA also performed well.

Within the Materials sector, Australian building materials supplier James Hardie Industries PLC benefited the portfolio due to improving conditions within the U.S. housing market.

Additionally, stock selection in emerging markets added to relative returns. In addition to the aforementioned, South African retailer Mr. Price Group continued its strong relative returns and operational performance.

The portfolio was negatively impacted by stock selection in the Industrials sector. Japanese construction equipment maker Komatsu Ltd. underperformed following slower growth in global demand.

Low exposure to the Financials sector also detracted from relative returns over the period.

FUND CHANGES

During the period, we found interesting stock-specific opportunities, which led to changes in the fund’s exposures. Purchasing Red Electrica Corp. SA (Spain) and RWE AG (Germany) decreased our underweighting to the Utilities sector. We increased the fund’s exposure to the Health Care sector through purchases of Mediclinic International Ltd. (South Africa), Genomma Lab Internacional SAB de CV (Mexico), and Bayer AG (Germany).

The fund sold its positions in British Sky Broadcasting Group PLC (United Kingdom), Mr. Price Group (South Africa) and Yamada Denki Co. Ltd. (Japan), thereby reducing the exposure to the Consumer Discretionary sector.

Regionally, we reduced our exposure to the United Kingdom with the sale of William Morrison, Vodafone Group PLC, and British Sky Broadcasting Group PLC. As a consequence of the aforementioned purchases, we reduced our underweighting to Continental Europe.

MEMBERS Mutual Funds | October 31, 2012

Notes to Management’s Discussion of Fund Performance

NANot Applicable. Index returns do not reflect sales charges, fees or expenses.
1This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

3Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Bond and High Income Fund class A shares.

4Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
5Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
6Assumes maximum applicable sales charge.

7Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.

8Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000(R) Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000(R) Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000(R) Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Hybrid Fund Indexes

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes’ descriptions below.

Market Indexes

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

MEMBERS Mutual Funds | Notes to Management’s Discussion of Fund Performance | October 31, 2012

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below).

The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000(R) Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index (see definition below.)

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap(R) Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

MEMBERS Mutual Funds | October 31, 2012

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%
Bond Funds - 63.7%
DoubleLine Total Return Bond Fund	109,630	$ 1,246,494
Franklin Floating Rate Daily Access Fund Advisor Class	410,417	3,738,903
Madison Investment Grade Corporate Bond Fund (A)	322,000	3,793,164
Madison Mosaic Institutional Bond Fund (A)	403,262	4,552,828
MEMBERS Bond Fund Class Y (A)	518,798	5,520,006
MEMBERS High Income Fund Class Y (A)	534,999	3,798,496
Metropolitan West Total Return Bond Fund Class I	601,359	6,657,046
PIMCO Investment Grade Corporate Bond Fund Institutional Class	335,636	3,802,758
PIMCO Total Return Fund Institutional Class	565,618	6,555,510
		39,665,205
Foreign Bond Funds - 5.0%
TCW Emerging Markets Income Fund Class I	265,489	2,469,052
Templeton Global Bond Fund Advisor Class	47,093	633,398
		3,102,450
Foreign Stock Funds - 5.4%
MEMBERS International Stock Fund Class Y (A)	144,401	1,562,415
Vanguard FTSE All-World ex-U.S. ETF	40,616	1,758,267
		3,320,682
	Shares	Value (Note 2)
Money Market Funds - 0.6%
State Street Institutional U.S. Government Money Market Fund	368,583	$ 368,583
Stock Funds - 24.9%
iShares Russell Midcap Index Fund	6,611	723,839
iShares S&P 100 Index Fund ETF	43,462	2,816,772
Madison Mosaic Disciplined Equity Fund (A)	247,665	3,484,649
MEMBERS Equity Income Fund Class Y (A)	289,137	2,839,321
MEMBERS Large Cap Growth Fund Class Y (A)	125,452	2,174,086
MEMBERS Large Cap Value Fund Class Y (A)	248,407	3,480,187
		15,518,854
TOTAL INVESTMENTS - 99.6% ( Cost $57,878,307** )		61,975,774
NET OTHER ASSETS AND LIABILITIES - 0.4%		263,584
TOTAL NET ASSETS - 100.0%		$ 62,239,358

**	Aggregate cost for Federal tax purposes was $58,908,160.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Bond Funds - 39.0%
DoubleLine Total Return Bond Fund	175,285	$ 1,992,989
Franklin Floating Rate Daily Access Fund Advisor Class	733,501	6,682,196
Madison Mosaic Institutional Bond Fund (A)	454,323	5,129,305
MEMBERS Bond Fund Class Y (A)	910,982	9,692,844
MEMBERS High Income Fund Class Y (A)	899,984	6,389,885
Metropolitan West Total Return Bond Fund Class I	1,190,531	13,179,179
PIMCO Investment Grade Corporate Bond Fund Institutional Class	604,492	6,848,889
		49,915,287
Foreign Bond Funds - 3.1%
TCW Emerging Markets Income Fund Class I	423,348	3,937,139
Foreign Stock Funds - 10.1%
Matthews Asian Growth and Income Fund Institutional Shares	109,347	1,982,457
MEMBERS International Stock Fund Class Y (A)	194,412	2,103,540
NorthRoad International Fund Class Y (A)	421,590	4,207,469
Vanguard FTSE All-World ex-U.S. ETF	108,037	4,676,922
		12,970,388
Money Market Funds - 0.8%
State Street Institutional U.S. Government Money Market Fund	999,718	999,718
	Shares	Value (Note 2)
Stock Funds - 46.9%
iShares S&P 100 Index Fund ETF	111,745	$ 7,242,193
iShares S&P Global Energy Sector Index Fund ETF	24,555	955,681
Madison Mosaic Disciplined Equity Fund (A)	729,959	10,270,522
MEMBERS Equity Income Fund Class Y (A)	403,762	3,964,943
MEMBERS Large Cap Growth Fund Class Y (A)	510,449	8,846,090
MEMBERS Large Cap Value Fund Class Y (A)	745,327	10,442,033
MEMBERS Mid Cap Fund Class Y (A) *	752,107	5,783,699
MEMBERS Small Cap Fund Class Y (A)	195,584	2,311,804
Schwab Fundamental U.S. Large Company Index Fund	690,804	7,433,049
Vanguard Health Care ETF	17,644	1,274,426
Vanguard Information Technology ETF	22,425	1,539,028
		60,063,468
TOTAL INVESTMENTS - 99.9% ( Cost $115,674,407** )		127,886,000
NET OTHER ASSETS AND LIABILITIES - 0.1%		142,167
TOTAL NET ASSETS - 100.0%		$128,028,167

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $118,032,010.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.1%
Bond Funds - 15.8%
MEMBERS High Income Fund Class Y (A)	254,704	$ 1,808,402
Metropolitan West Total Return Bond Fund Class I	355,785	3,938,546
PIMCO Investment Grade Corporate Bond Fund Institutional Class	119,740	1,356,655
		7,103,603
Foreign Bond Funds - 0.5%
TCW Emerging Markets Income Fund Class I	24,440	227,288
Foreign Stock Funds - 15.4%
iShares MSCI Japan Index Fund	24,865	225,028
Market Vectors Gold Miners ETF	4,318	228,206
Matthews Asian Growth and Income Fund Institutional Shares	63,505	1,151,338
MEMBERS International Stock Fund Class Y (A)	87,385	945,507
NorthRoad International Fund Class Y (A)	171,278	1,709,356
Vanguard FTSE All-World ex-U.S. ETF	62,342	2,698,785
		6,958,220
Money Market Funds - 0.8%
State Street Institutional US Government Money Market Fund	362,230	362,230
	Shares	Value (Note 2)
Stock Funds - 67.6%
iShares S&P 100 Index Fund ETF	59,073	$ 3,828,521
iShares S&P Global Energy Sector Index Fund ETF	11,570	450,304
Madison Mosaic Disciplined Equity Fund (A)	382,489	5,381,623
MEMBERS Equity Income Fund Class Y (A)	77,260	758,695
MEMBERS Large Cap Growth Fund Class Y (A)	211,141	3,659,074
MEMBERS Large Cap Value Fund Class Y (A)	365,998	5,127,628
MEMBERS Mid Cap Fund Class Y (A) *	487,292	3,747,276
MEMBERS Small Cap Fund Class Y (A)	74,813	884,287
Schwab Fundamental U.S. Large Company Index Fund	443,047	4,767,182
Vanguard Health Care ETF	13,378	966,293
Vanguard Information Technology ETF	14,111	968,438
		30,539,321
TOTAL INVESTMENTS - 100.1% ( Cost $40,111,688** )		45,190,662
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(23,678)
TOTAL NET ASSETS - 100.0%		$ 45,166,984

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $40,971,186.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 96.7%
Fannie Mae - 19.3%
0.137%, 11/7/12 (A)	$500,000	$ 499,989
0.137%, 11/7/12 (A)	100,000	99,998
0.122%, 11/14/12 (A)	275,000	274,988
0.132%, 11/28/12 (A)	250,000	249,976
0.137%, 12/7/12 (A)	200,000	199,973
0.142%, 12/20/12 (A)	208,000	207,960
0.375%, 12/28/12	450,000	450,155
5.920%, 1/25/13	422,000	427,624
		2,410,663
Federal Farm Credit Bank - 13.2%
0.400%, 11/2/12	150,000	150,001
3.875%, 11/13/12	325,000	325,394
0.240%, 11/23/12	325,000	325,015
0.350%, 12/3/12	350,000	350,065
0.132%, 12/12/12 (A)	345,000	344,949
0.162%, 1/14/13 (A)	150,000	149,951
		1,645,375
Federal Home Loan Bank - 31.0%
0.142%, 11/2/12 (A)	450,000	449,998
0.131%, 11/9/12 (A)	350,000	349,990
0.131%, 11/9/12 (A)	100,000	99,997
4.500%, 11/15/12	200,000	200,330
1.625%, 11/21/12	420,000	420,334
0.142%, 12/5/12 (A)	300,000	299,960
0.200%, 12/6/12	450,000	450,018
0.200%, 12/13/12	200,000	200,010
1.750%, 12/14/12	125,000	125,233
3.125%, 12/14/12	130,000	130,457
4.875%, 12/14/12	190,000	191,054
4.875%, 12/14/12	145,000	145,803
0.142%, 12/17/12 (A)	450,000	449,920
0.112%, 1/9/13 (A)	100,000	99,979
0.180%, 1/9/13	100,000	100,005
1.500%, 1/16/13	150,000	150,414
		3,863,502
	Par Value	Value (Note 2)
Freddie Mac - 25.2%
0.132%, 11/2/12 (A)	$300,000	$ 299,999
0.122%, 11/14/12 (A)	150,000	149,993
0.142%, 11/19/12 (A)	600,000	599,958
0.515%, 11/26/12	500,000	500,121
0.375%, 11/30/12	400,000	400,073
0.375%, 11/30/12	150,000	150,024
4.125%, 12/21/12	300,000	301,631
0.137%, 12/24/12 (A)	150,000	149,970
0.910%, 12/26/12	250,000	250,288
1.100%, 12/27/12	215,000	215,311
1.375%, 1/9/13	125,000	125,283
		3,142,651
U.S. Treasury Notes - 8.0%
1.375%, 1/15/13	300,000	300,765
2.875%, 1/31/13	700,000	704,736
		1,005,501
Total U.S. Government and Agency Obligations ( Cost $12,067,692 )		12,067,692
	Shares
INVESTMENT COMPANIES - 2.9%
State Street Institutional U.S. Government Money Market Fund	367,036	367,036
Total Investment Companies ( Cost $367,036 )		367,036
TOTAL INVESTMENTS - 99.6% ( Cost $12,434,728** )		12,434,728
NET OTHER ASSETS AND LIABILITIES - 0.4%		45,224
TOTAL NET ASSETS - 100.0%		$ 12,479,952

**	Aggregate cost for Federal tax purposes was $12,434,728.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.1%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 64,040	$ 64,873
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	1,392,591	1,403,185
Total Asset Backed Securities( Cost $1,452,129 )		1,468,058
CORPORATE NOTES AND BONDS - 19.2%
Consumer Discretionary - 2.5%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	750,000	1,040,436
DR Horton Inc., 5.25%, 2/15/15	215,000	227,900
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	575,000	715,937
McDonald’s Corp., 5%, 2/1/19	1,000,000	1,176,007
		3,160,280
Consumer Staples - 4.1%
Campbell Soup Co., 4.5%, 2/15/19	1,000,000	1,152,770
PepsiCo Inc., 4.65%, 2/15/13	215,000	217,573
PepsiCo Inc., 7.9%, 11/1/18	1,000,000	1,363,551
Walgreen Co., 5.25%, 1/15/19	1,000,000	1,182,933
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	1,240,000	1,259,305
		5,176,132
Energy - 1.1%
Hess Corp., 7.875%, 10/1/29	240,000	345,098
Transocean Inc. (E), 6%, 3/15/18	850,000	1,001,406
		1,346,504
Financials - 1.6%
American Express Credit Corp., 2.375%, 3/24/17	380,000	399,603
HCP Inc., 6.7%, 1/30/18	490,000	591,328
Lehman Brothers Holdings Inc. (F) *, 5.75%, 1/3/17	520,000	52
Simon Property Group L.P., 5.875%, 3/1/17	270,000	321,560
Swiss Re Solutions Holding Corp., 7%, 2/15/26	290,000	360,333
UBS AG (E), 5.75%, 4/25/18	250,000	295,025
		1,967,901
Health Care - 2.4%
Eli Lilly & Co., 6.57%, 1/1/16	500,000	582,918
Genentech Inc., 5.25%, 7/15/35	325,000	406,842
Johnson & Johnson, 2.95%, 9/1/20	1,000,000	1,080,811
Merck & Co. Inc., 5.75%, 11/15/36	500,000	670,536
Wyeth, 6.5%, 2/1/34	230,000	325,674
		3,066,781
Industrials - 2.5%
Boeing Co./The, 8.625%, 11/15/31	240,000	378,881
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	383,241
	Par Value	Value (Note 2)
EI du Pont de Nemours & Co., 5%, 1/15/13	$ 35,000	$ 35,317
Honeywell International Inc., 3.875%, 2/15/14	1,000,000	1,043,125
Norfolk Southern Corp., 5.59%, 5/17/25	359,000	447,602
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	567,995
Waste Management Inc., 7.125%, 12/15/17	235,000	282,273
		3,138,434
Information Technology - 0.4%
Cisco Systems Inc., 5.5%, 2/22/16	400,000	462,966
Materials - 0.5%
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	636,412
Telecommunication Services - 2.6%
Cellco Partnership / Verizon Wireless Capital LLC, 8.5%, 11/15/18	1,500,000	2,090,897
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	794,573
Rogers Communications Inc. (E), 6.25%, 6/15/13	455,000	470,835
		3,356,305
Utilities - 1.5%
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	759,786
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	215,000	215,714
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	957,248
		1,932,748
Total Corporate Notes and Bonds ( Cost $20,765,594 )		24,244,463
MORTGAGE BACKED SECURITIES - 12.4%
Fannie Mae - 10.8%
4%, 4/1/15 Pool # 255719	129,305	138,164
5.5%, 4/1/16 Pool # 745444	120,801	130,523
6%, 5/1/16 Pool # 582558	7,824	8,329
5.5%, 2/1/18 Pool # 673194	148,515	160,823
5%, 5/1/20 Pool # 813965	241,555	264,672
4.5%, 9/1/20 Pool # 835465	238,994	258,066
6%, 5/1/21 Pool # 253847	21,793	24,301
4.5%, 4/1/23 Pool # 974401	503,942	550,284
4.5%, 6/1/23 Pool # 984075	271,643	292,812
7%, 12/1/29 Pool # 762813	21,579	25,160
7%, 11/1/31 Pool # 607515	23,551	28,141
6.5%, 3/1/32 Pool # 631377	188,955	217,451
7%, 4/1/32 Pool # 641518	2,097	2,503
7%, 5/1/32 Pool # 644591	9,631	11,508
6.5%, 6/1/32 Pool # 545691	285,280	328,661
6%, 12/1/32 Pool # 676552	76,700	86,942
5.5%, 4/1/33 Pool # 690206	604,528	670,899
5%, 10/1/33 Pool # 254903	310,404	340,999
5.5%, 11/1/33 Pool # 555880	385,373	427,683

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae (continued)
5%, 5/1/34 Pool # 775604	$ 42,448	$ 46,472
5%, 5/1/34 Pool # 780890	158,605	173,643
5%, 6/1/34 Pool # 255230	71,139	77,884
5.5%, 6/1/34 Pool # 780384	535,533	591,316
7%, 7/1/34 Pool # 792636	16,585	19,040
5.5%, 8/1/34 Pool # 793647	123,011	138,592
5.5%, 3/1/35 Pool # 815976	607,634	670,928
5.5%, 7/1/35 Pool # 825283	251,068	277,573
5%, 8/1/35 Pool # 829670	311,100	340,208
5.5%, 8/1/35 Pool # 826872	150,752	166,360
5%, 9/1/35 Pool # 820347	314,921	358,854
5%, 9/1/35 Pool # 835699	301,559	343,628
5%, 10/1/35 Pool # 797669	306,136	346,930
5.5%, 10/1/35 Pool # 836912	290,436	319,963
5%, 11/1/35 Pool # 844504	392,911	445,268
5%, 11/1/35 Pool # 844809	193,001	211,059
5%, 12/1/35 Pool # 850561	215,803	235,995
6%, 7/1/36 Pool # 870749	186,423	207,783
6%, 11/1/36 Pool # 902510	336,380	380,081
5.5%, 2/1/37 Pool # 905140	278,474	313,746
5.5%, 5/1/37 Pool # 899323	179,671	197,881
5.5%, 5/1/37 Pool # 928292	456,100	513,871
6%, 10/1/37 Pool # 947563	383,405	434,125
6.5%, 12/1/37 Pool # 889072	529,733	591,750
5%, 4/1/38 Pool # 257160	419,572	457,781
5.5%, 7/1/38 Pool # 986805	153,049	167,844
5.5%, 7/1/38 Pool # 986973	314,680	348,196
5%, 8/1/38 Pool # 988934	579,897	640,498
6.5%, 8/1/38 Pool # 987711	567,328	674,857
		13,660,047
Freddie Mac - 1.6%
5%, 5/1/18 Pool # E96322	113,373	122,890
8%, 6/1/30 Pool # C01005	2,700	3,341
7%, 3/1/31 Pool # C48133	7,690	9,113
6.5%, 1/1/32 Pool # C62333	43,931	50,948
5%, 7/1/33 Pool # A11325	652,247	725,433
6%, 10/1/34 Pool # A28439	57,138	63,570
6%, 10/1/34 Pool # A28598	38,962	43,348
5%, 4/1/35 Pool # A32315	94,066	105,370
5%, 4/1/35 Pool # A32316	87,980	98,553
5.5%, 11/1/37 Pool # A68787	664,154	742,260
		1,964,826
	Par Value	Value (Note 2)
Ginnie Mae - 0.0%
8%, 10/20/15 Pool # 2995	$ 7,888	$ 8,402
6.5%, 2/20/29 Pool # 2714	25,453	29,479
6.5%, 4/20/31 Pool # 3068	13,549	15,684
		53,565
Total Mortgage Backed Securities ( Cost $14,030,884 )		15,678,438
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 65.1%
Federal Farm Credit Bank - 0.5%
5.875%, 10/3/16	500,000	598,856
Freddie Mac - 0.3%
4.500%, 1/15/14	400,000	420,304
U.S. Treasury Bonds - 9.4%
6.625%, 2/15/27	2,905,000	4,505,475
4.500%, 5/15/38	5,500,000	7,354,534
		11,860,009
U.S. Treasury Notes - 54.9%
1.375%, 1/15/13	2,000,000	2,005,000
3.125%, 8/31/13	6,175,000	6,323,830
4.000%, 2/15/14	3,850,000	4,036,032
4.250%, 8/15/14	8,360,000	8,949,773
2.375%, 9/30/14	2,000,000	2,079,376
2.250%, 1/31/15	7,000,000	7,301,329
2.500%, 3/31/15	265,000	278,830
4.250%, 8/15/15	5,500,000	6,089,534
2.750%, 11/30/16	5,000,000	5,441,015
3.125%, 1/31/17	3,800,000	4,203,454
2.375%, 7/31/17	2,200,000	2,374,110
4.250%, 11/15/17	4,300,000	5,048,806
2.750%, 2/15/19	6,200,000	6,871,342
3.625%, 8/15/19	2,750,000	3,210,839
2.625%, 11/15/20	4,600,000	5,052,815
		69,266,085
Total U.S. Government and Agency Obligations ( Cost $74,275,492 )		82,145,254

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Bond Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 1.6%
State Street Institutional U.S. Government Money Market Fund	1,961,112	$ 1,961,112
Total Investment Companies ( Cost $1,961,112 )		1,961,112
TOTAL INVESTMENTS - 99.4% ( Cost $112,485,211** )		125,497,325
NET OTHER ASSETS AND LIABILITIES - 0.6%		748,267
TOTAL NET ASSETS - 100.0%		$126,245,592

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $112,491,273.
(A)	Stepped rate security. Rate shown is as of October 31, 2012.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2012.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(D)	Illiquid security. (See Note 2.)
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.4% of total net assets.
(F)	In default. Issuer is bankrupt.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 97.1%
Consumer Discretionary - 32.4%
Auto Components - 2.1%
Allison Transmission Inc. (A), 7.125%, 5/15/19	$ 100,000	$ 106,375
American Axle & Manufacturing Inc., 7.875%, 3/1/17	750,000	777,187
Dana Holding Corp., 6.5%, 2/15/19	350,000	365,313
Lear Corp., 8.125%, 3/15/20	450,000	500,063
		1,748,938
Automobiles - 1.3%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	1,000,000	1,071,250
Hotels, Restaurants & Leisure - 3.4%
Boyd Acquisition Sub LLC / Boyd Acquisition Finance Corp. (A), 8.375%, 2/15/18	200,000	204,500
Boyd Gaming Corp., 7.125%, 2/1/16	150,000	146,625
Boyd Gaming Corp., 9.125%, 12/1/18	200,000	206,500
Felcor Lodging L.P., 6.75%, 6/1/19	550,000	587,125
Pinnacle Entertainment Inc., 8.625%, 8/1/17	800,000	864,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	218,500
Scientific Games International Inc., 9.25%, 6/15/19	250,000	278,125
Scientific Games International Inc. (A), 6.25%, 9/1/20	350,000	355,687
		2,861,062
Household Durables - 2.6%
Griffon Corp., 7.125%, 4/1/18	1,000,000	1,055,000
Jarden Corp., 8%, 5/1/16	500,000	534,375
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	561,250
		2,150,625
Media - 19.5%
Allbritton Communications Co., 8%, 5/15/18	500,000	542,500
AMC Networks Inc., 7.75%, 7/15/21	300,000	339,750
Belo Corp., 8%, 11/15/16	500,000	546,250
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	277,812
Cablevision Systems Corp., 5.875%, 9/15/22	200,000	198,500
CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	1,000,000	1,125,000
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	796,875
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 8.625%, 11/15/17	1,150,000	1,230,500
CSC Holdings LLC (A), 6.75%, 11/15/21	400,000	445,000
Cumulus Media Holdings Inc., 7.75%, 5/1/19	1,000,000	977,500
DISH DBS Corp., 6.75%, 6/1/21	625,000	696,094
Gannett Co. Inc., 7.125%, 9/1/18	1,000,000	1,091,250
Hughes Satellite Systems Corp., 6.5%, 6/15/19	250,000	267,500
Hughes Satellite Systems Corp., 7.625%, 6/15/21	750,000	834,375
	Par Value	Value (Note 2)
Inmarsat Finance PLC (A) (B), 7.375%, 12/1/17	$ 300,000	$ 323,250
Intelsat Jackson Holdings S.A. (A) (B), 7.25%, 10/15/20	325,000	344,500
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	675,000	708,750
Intelsat Luxembourg S.A., PIK (B), 11.5%, 2/4/17	375,000	394,687
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	450,000	498,375
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	100,000	107,250
Nielsen Finance LLC / Nielsen Finance Co., 11.625%, 2/1/14	130,000	146,250
Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	1,000,000	1,125,000
Quebecor Media Inc. (B), 7.75%, 3/15/16	250,000	256,458
UPCB Finance V Ltd. (A), 7.25%, 11/15/21	350,000	385,000
UPCB Finance V Ltd. (A), 6.875%, 1/15/22	250,000	267,500
ViaSat Inc., 6.875%, 6/15/20	370,000	386,650
Videotron Ltee (B), 5%, 7/15/22	1,000,000	1,035,000
Virgin Media Finance PLC (B), 4.875%, 2/15/22	300,000	303,000
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	552,500
		16,203,076
Specialty Retail - 3.2%
Jo-Ann Stores Inc. (A), 8.125%, 3/15/19	750,000	754,688
Michaels Stores Inc. (A), 7.75%, 11/1/18	750,000	805,312
Penske Automotive Group Inc. (A), 5.75%, 10/1/22	500,000	509,375
Sally Holdings LLC / Sally Capital Inc., 5.75%, 6/1/22	500,000	534,375
Yankee Acquisition Corp., Series B, 8.5%, 2/15/15	15,000	15,131
		2,618,881
Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	272,813
Consumer Staples - 4.2%
Central Garden and Pet Co., 8.25%, 3/1/18	350,000	369,250
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	208,750
Ingles Markets Inc., 8.875%, 5/15/17	850,000	914,813
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	680,000	694,450
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, 9/1/17	500,000	537,500
Stater Brothers Holdings, 7.75%, 4/15/15	250,000	255,000
Tops Markets LLC, 10.125%, 10/15/15	500,000	526,875
		3,506,638

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Energy - 12.4%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	$ 400,000	$ 434,500
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	525,000
Bill Barrett Corp., 7.625%, 10/1/19	500,000	530,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	546,250
Chesapeake Energy Corp., 6.775%, 3/15/19	900,000	902,250
Continental Resources Inc., 8.25%, 10/1/19	250,000	281,875
Ferrellgas L.P. / Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	535,000
FTS International Services LLC / FTS International Bonds Inc. (A), 8.125%, 11/15/18	500,000	522,500
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	145,000	149,894
Key Energy Services Inc., 6.75%, 3/1/21	300,000	298,500
Linn Energy LLC / Linn Energy Finance Corp., 6.5%, 5/15/19	750,000	755,625
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	545,000
Oasis Petroleum Inc., 6.875%, 1/15/23	500,000	530,000
PetroBakken Energy Ltd. (A) (B), 8.625%, 2/1/20	800,000	816,000
Precision Drilling Corp. (B), 6.5%, 12/15/21	750,000	793,125
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	537,500
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.5%, 7/15/21	750,000	813,750
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. (A), 7.5%, 10/1/18	211,000	226,825
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. (A), 7.375%, 8/1/21	309,000	330,630
Unit Corp., 6.625%, 5/15/21	250,000	255,000
		10,329,224
Financials - 2.2%
CIT Group Inc., 5%, 5/15/17	50,000	52,690
CIT Group Inc., 5%, 8/15/22	725,000	751,265
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	500,000	540,000
Nuveen Investments Inc. (A), 9.125%, 10/15/17	500,000	499,375
		1,843,330
Health Care - 11.5%
Air Medical Group Holdings Inc., 9.25%, 11/1/18	500,000	538,750
Biomet Inc., 10%, 10/15/17	500,000	527,500
Biomet Inc. (A), 6.5%, 10/1/20	800,000	778,000
DaVita Inc., 6.375%, 11/1/18	500,000	533,750
	Par Value	Value (Note 2)
DaVita Inc., 6.625%, 11/1/20	$ 250,000	$ 266,875
DaVita Inc., 5.75%, 8/15/22	250,000	261,250
Endo Health Solutions Inc., 7%, 12/15/20	800,000	860,000
Fresenius Medical Care US Finance II Inc. (A), 5.625%, 7/31/19	300,000	315,750
Fresenius Medical Care US Finance II Inc. (A), 5.875%, 1/31/22	550,000	585,063
HCA Inc., 6.5%, 2/15/20	500,000	552,500
HCA Inc., 7.5%, 2/15/22	650,000	726,375
HCA Inc., 5.875%, 3/15/22	250,000	268,125
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	275,000
Mylan Inc. (A), 6%, 11/15/18	250,000	266,250
Tenet Healthcare Corp., 6.25%, 11/1/18	250,000	270,625
Tenet Healthcare Corp., 8%, 8/1/20	850,000	894,625
Valeant Pharmaceuticals International (A), 6.5%, 7/15/16	550,000	578,875
Valeant Pharmaceuticals International (A), 6.875%, 12/1/18	500,000	533,125
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc. (A), 7.75%, 2/1/19	500,000	518,750
		9,551,188
Industrials - 12.8%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	700,000	742,875
ARAMARK Corp., 8.5%, 2/1/15	1,550,000	1,575,203
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	527,500
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 9.625%, 3/15/18	250,000	278,437
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 8.25%, 1/15/19	750,000	818,437
Belden Inc. (A), 5.5%, 9/1/22	500,000	508,750
FTI Consulting Inc., 7.75%, 10/1/16	350,000	359,625
Geo Group Inc./The, 7.75%, 10/15/17	1,000,000	1,086,250
Hertz Corp./The, 6.75%, 4/15/19	250,000	265,313
Moog Inc., 7.25%, 6/15/18	500,000	530,000
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	329,250
RR Donnelley & Sons Co., 7.25%, 5/15/18	500,000	496,875
ServiceMaster Co., 8%, 2/15/20	400,000	420,000
Terex Corp., 8%, 11/15/17	400,000	417,500
Tomkins LLC / Tomkins Inc., 9%, 10/1/18	163,000	182,560
UR Merger Sub Corp., 9.25%, 12/15/19	500,000	567,500
UR Merger Sub Corp., 8.25%, 2/1/21	150,000	165,750
UR Merger Sub Corp. (A), 7.625%, 4/15/22	300,000	328,500
West Corp./Old, 11%, 10/15/16	1,000,000	1,045,000
		10,645,325
Information Technology - 5.1%
Level 3 Financing Inc., 8.125%, 7/1/19	200,000	213,500
Level 3 Financing Inc., 8.625%, 7/15/20	850,000	926,500

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Information Technology (continued)
Sensata Technologies BV (A) (B), 6.5%, 5/15/19	$ 200,000	$ 211,000
SunGard Data Systems Inc., 10.25%, 8/15/15	1,150,000	1,176,450
SunGard Data Systems Inc., 7.375%, 11/15/18	500,000	538,125
Syniverse Holdings Inc., 9.125%, 1/15/19	1,100,000	1,171,500
		4,237,075
Materials - 6.6%
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA Inc. (A) (B), 9.125%, 10/15/20	325,000	338,000
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	100,000	101,000
Graphic Packaging International Inc., 9.5%, 6/15/17	500,000	546,250
Greif Inc., 6.75%, 2/1/17	250,000	275,625
Huntsman International LLC, 5.5%, 6/30/16	750,000	751,875
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	1,015,000
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp., 8.25%, 4/15/18	700,000	727,125
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.5%, 5/15/18	250,000	248,750
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 9%, 4/15/19	250,000	253,125
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 9.875%, 8/15/19	500,000	523,750
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.25%, 2/15/21	750,000	736,875
		5,517,375
Telecommunication Services - 7.1%
CenturyLink Inc., 5.8%, 3/15/22	500,000	526,292
CommScope Inc. (A), 8.25%, 1/15/19	500,000	538,750
Crown Castle International Corp., 7.125%, 11/1/19	150,000	164,625
Crown Castle International Corp. (A), 5.25%, 1/15/23	250,000	258,750
Frontier Communications Corp., 8.25%, 5/1/14	8,000	8,700
Nextel Communications Inc., Series D, 7.375%, 8/1/15	260,000	260,325
Qwest Communications International Inc., 7.125%, 4/1/18	500,000	528,135
	Par Value	Value (Note 2)
SBA Communications Corp. (A), 5.625%, 10/1/19	$ 500,000	$ 508,125
SBA Telecommunications Inc. (A), 5.75%, 7/15/20	300,000	312,000
Sprint Nextel Corp. (A), 7%, 3/1/20	200,000	232,000
Sprint Nextel Corp., 7%, 8/15/20	200,000	219,500
tw telecom holdings, Inc., 8%, 3/1/18	500,000	550,000
Windstream Corp., 7.875%, 11/1/17	900,000	1,002,375
Windstream Corp., 7%, 3/15/19	250,000	255,938
Windstream Corp., 7.75%, 10/15/20	500,000	538,750
		5,904,265
Utilities - 2.8%
AES Corp./The, 8%, 10/15/17	250,000	285,938
Calpine Corp. (A), 7.25%, 10/15/17	500,000	530,000
Calpine Corp. (A), 7.5%, 2/15/21	500,000	543,750
GenOn Energy Inc., 7.875%, 6/15/17	200,000	216,000
NRG Energy Inc., 8.25%, 9/1/20	725,000	799,312
		2,375,000
Total Corporate Notes and Bonds ( Cost $76,351,254 )		80,836,065
	Shares
INVESTMENT COMPANIES - 1.5%
State Street Institutional U.S. Government Money Market Fund	1,206,218	1,206,218
Total Investment Companies ( Cost $1,206,218 )		1,206,218
TOTAL INVESTMENTS - 98.6% ( Cost $77,557,472** )		82,042,283
NET OTHER ASSETS AND LIABILITIES - 1.4%		1,122,946
TOTAL NET ASSETS - 100.0%		$ 83,165,229

**	Aggregate cost for Federal tax purposes was $77,574,618.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.8% of total net assets.
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 53.9%
Consumer Discretionary - 5.1%
McDonald’s Corp.	13,500	$ 1,171,800
Omnicom Group Inc.	17,500	838,425
Target Corp.	17,400	1,109,250
Time Warner Inc.	32,500	1,412,125
Viacom Inc., Class B	14,000	717,780
		5,249,380
Consumer Staples - 7.5%
Coca-Cola Co./The	24,000	892,320
Diageo PLC, ADR	6,800	776,832
Nestle S.A., ADR	14,500	918,430
PepsiCo Inc.	27,000	1,869,480
Philip Morris International Inc.	7,500	664,200
Procter & Gamble Co./The	18,500	1,280,940
Sysco Corp.	19,500	605,865
Wal-Mart Stores Inc.	9,000	675,180
		7,683,247
Energy - 6.4%
Chevron Corp.	23,700	2,611,977
ConocoPhillips	37,500	2,169,375
Exxon Mobil Corp.	10,000	911,700
Occidental Petroleum Corp.	11,000	868,560
		6,561,612
Financials - 10.1%
Axis Capital Holdings Ltd.	25,500	923,610
Bank of New York Mellon Corp./The	28,500	704,235
BlackRock Inc.	6,700	1,270,856
M&T Bank Corp.	8,900	926,490
Northern Trust Corp.	14,500	692,810
PartnerRe Ltd.	13,100	1,061,100
Travelers Cos. Inc./The	31,000	2,199,140
US Bancorp	33,500	1,112,535
Wells Fargo & Co.	40,900	1,377,921
		10,268,697
Health Care - 10.1%
Becton, Dickinson and Co.	8,500	643,280
Johnson & Johnson	37,500	2,655,750
Medtronic Inc.	24,800	1,031,184
Merck & Co. Inc.	52,000	2,372,760
Novartis AG, ADR	15,800	955,268
Pfizer Inc.	109,062	2,712,372
		10,370,614
Industrials - 6.8%
3M Co.	20,500	1,795,800
Boeing Co./The	15,500	1,091,820
Emerson Electric Co.	12,500	605,375
	Shares	Value (Note 2)
Lockheed Martin Corp.	6,300	$ 590,121
United Parcel Service Inc., Class B	17,000	1,245,250
United Technologies Corp.	12,500	977,000
Waste Management Inc.	19,000	622,060
		6,927,426
Information Technology - 5.8%
Accenture PLC, Class A	10,600	714,546
Intel Corp.	64,000	1,384,000
Linear Technology Corp.	23,500	734,610
Microsoft Corp.	77,000	2,197,195
Paychex Inc.	26,500	859,395
		5,889,746
Materials - 0.8%
Air Products & Chemicals Inc.	10,700	829,571
Telecommunication Service - 1.3%
AT&T Inc.	39,292	1,359,110
Total Common Stocks ( Cost $45,932,360 )		55,139,403
	Par Value
ASSET BACKED SECURITIES - 0.1%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 98,971	100,259
Total Asset Backed Securities ( Cost $101,554 )		100,259
CORPORATE NOTES AND BONDS - 13.5%
Consumer Discretionary - 2.0%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	1,040,436
DR Horton Inc., 5.25%, 2/15/15	130,000	137,800
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	325,000	404,660
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	452,000
		2,034,896
Consumer Staples - 0.9%
Kraft Foods Inc., 6.5%, 11/1/31	475,000	636,966
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	280,000	284,359
		921,325
Energy - 0.7%
Hess Corp., 7.875%, 10/1/29	150,000	215,687
Transocean Inc. (D), 7.5%, 4/15/31	400,000	504,176
		719,863
Financials - 1.4%
American Express Credit Corp., 2.375%, 3/24/17	90,000	94,643
HCP Inc., 6.7%, 1/30/18	335,000	404,275
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	410,000	41

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Financials (continued)
Simon Property Group L.P., 5.875%, 3/1/17	$ 140,000	$ 166,735
Swiss Re Solutions Holding Corp., 7%, 2/15/26	210,000	260,931
US Bank NA, 6.3%, 2/4/14	500,000	535,126
		1,461,751
Health Care - 2.3%
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,265,802
Eli Lilly & Co., 6.57%, 1/1/16	300,000	349,751
Genentech Inc., 5.25%, 7/15/35	195,000	244,105
Merck & Co. Inc., 5.75%, 11/15/36	220,000	295,036
Wyeth, 6.5%, 2/1/34	150,000	212,396
		2,367,090
Industrials - 1.3%
Boeing Co./The, 8.625%, 11/15/31	150,000	236,801
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	235,323
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	297,986
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	378,664
Waste Management Inc., 7.125%, 12/15/17	150,000	180,174
		1,328,948
Information Technology - 0.7%
Cisco Systems Inc., 5.5%, 2/22/16	240,000	277,780
International Business Machines Corp., 1.875%, 8/1/22	400,000	389,136
		666,916
Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	236,506
Telecommunication Services - 0.9%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	628,091
Rogers Communications Inc. (D), 6.25%, 6/15/13	315,000	325,963
		954,054
Utilities - 3.1%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	232,789
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	572,682
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	147,282
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	566,423
Westar Energy Inc., 6%, 7/1/14	600,000	650,320
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	957,247
		3,126,743
Total Corporate Notes and Bonds ( Cost $11,980,769 )		13,818,092
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 8.4%
Fannie Mae - 7.0%
4%, 4/1/15 Pool # 255719	$ 46,469	$ 49,653
5.5%, 4/1/16 Pool # 745444	77,041	83,241
6%, 5/1/16 Pool # 582558	11,737	12,494
5%, 12/1/17 Pool # 672243	188,412	205,442
5%, 5/1/20 Pool # 813965	197,636	216,550
4.5%, 9/1/20 Pool # 835465	238,994	258,066
6%, 5/1/21 Pool # 253847	30,510	34,022
7%, 12/1/29 Pool # 762813	13,732	16,011
7%, 11/1/31 Pool # 607515	23,551	28,141
7%, 5/1/32 Pool # 644591	15,409	18,412
5.5%, 10/1/33 Pool # 254904	209,928	232,976
5%, 5/1/34 Pool # 782214	11,232	12,297
5%, 6/1/34 Pool # 255230	174,081	190,587
7%, 7/1/34 Pool # 792636	10,425	11,968
5.5%, 8/1/34 Pool # 793647	75,240	84,770
5.5%, 3/1/35 Pool # 810075	126,657	139,809
5.5%, 3/1/35 Pool # 815976	372,986	411,837
5%, 8/1/35 Pool # 829670	180,872	197,795
5%, 9/1/35 Pool # 820347	187,848	214,053
5%, 9/1/35 Pool # 835699	187,705	213,891
5%, 10/1/35 Pool # 797669	278,305	315,390
5%, 11/1/35 Pool # 844504	275,038	311,688
5%, 11/1/35 Pool # 844809	122,819	134,310
5%, 12/1/35 Pool # 850561	131,358	143,649
5.5%, 2/1/36 Pool # 851330	42,048	46,390
5.5%, 9/1/36 Pool # 831820	360,827	413,183
6%, 9/1/36 Pool # 831741	159,190	176,827
5.5%, 10/1/36 Pool # 896340	35,816	39,402
5.5%, 10/1/36 Pool # 901723	168,132	184,595
5.5%, 12/1/36 Pool # 902853	319,105	356,233
5.5%, 12/1/36 Pool # 903059	307,536	350,238
5.5%, 12/1/36 Pool # 907512	184,853	203,588
5.5%, 12/1/36 Pool # 907635	245,828	279,962
3.5%, 8/1/42 Pool # AO8100	492,842	525,705
3.5%, 11/1/42 Pool # 11/12 (F)	1,000,000	1,065,000
		7,178,175
Freddie Mac - 1.3%
8%, 6/1/30 Pool # C01005	4,994	6,181
6.5%, 1/1/32 Pool # C62333	65,897	76,422
5%, 7/1/33 Pool # A11325	465,891	518,167
6%, 10/1/34 Pool # A28439	33,581	37,361
6%, 10/1/34 Pool # A28598	22,899	25,476
5%, 4/1/35 Pool # A32315	62,084	69,544
5%, 4/1/35 Pool # A32316	49,800	55,785
3%, 8/1/42 Pool # G08502	498,172	522,057
		1,310,993

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	$ 5,160	$ 5,495
6.5%, 2/20/29 Pool # 2714	35,634	41,271
6.5%, 4/20/31 Pool # 3068	22,582	26,140
		72,906
Total Mortgage Backed Securities ( Cost $7,872,511 )		8,562,074
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.1%
U.S. Treasury Bonds - 1.8%
6.625%, 2/15/27	860,000	1,333,807
3.000%, 5/15/42	500,000	516,484
		1,850,291
U.S. Treasury Notes - 16.3%
1.375%, 1/15/13	1,000,000	1,002,500
3.125%, 8/31/13	290,000	296,990
4.000%, 2/15/14	1,150,000	1,205,568
4.250%, 8/15/14	1,575,000	1,686,112
0.500%, 10/15/14	2,500,000	2,509,967
4.250%, 11/15/14	2,000,000	2,160,000
2.500%, 3/31/15	1,190,000	1,252,104
4.250%, 8/15/15	60,000	66,431
3.125%, 1/31/17	1,400,000	1,548,641
2.375%, 7/31/17	200,000	215,828
4.250%, 11/15/17	2,100,000	2,465,696
3.375%, 11/15/19	500,000	576,133
2.625%, 11/15/20	800,000	878,750
1.750%, 5/15/22	750,000	757,383
		16,622,103
Total U.S. Government and Agency Obligations ( Cost $17,715,184 )		18,472,394
	Shares	Value (Note 2
INVESTMENT COMPANIES - 8.9%
State Street Institutional U.S. Government Money Market Fund (G)	9,137,449	$ 9,137,449
Total Investment Companies ( Cost $9,137,449 )		9,137,449
TOTAL INVESTMENTS - 102.9% ( Cost $92,739,827** )		105,229,671
NET OTHER ASSETS AND LIABILITIES - (2.9%)		(2,966,708)
TOTAL NET ASSETS - 100.0%		$102,262,963

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $92,929,901.
(A)	Stepped rate security. Rate shown is as of October 31, 2012.
(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(C)	Illiquid security. (See Note 2.)
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.3% of total net assets.
(E)	In default. Issuer is bankrupt.
(F)	Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
(G)	Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2012.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCK - 80.0%***
Consumer Discretionary - 8.8%
Bed Bath & Beyond Inc.*	20,000	$ 1,153,600
Best Buy Co. Inc.	30,000	456,300
CarMax Inc.*	55,000	1,856,250
Lowe’s Cos. Inc.	43,300	1,402,054
NIKE Inc., Class B	20,000	1,827,600
Staples Inc.	100,000	1,151,500
		7,847,304
Energy - 13.3%
Apache Corp.	30,000	2,482,500
Canadian Natural Resources Ltd.	75,000	2,265,000
Petroleo Brasileiro, ADR	85,000	1,802,850
Schlumberger Ltd.	50,000	3,476,500
Southwestern Energy Co.*	50,000	1,735,000
		11,761,850
Financials - 7.5%
Bank of New York Mellon Corp.	100,000	2,471,000
IntercontinentalExchange Inc.*	10,000	1,310,000
Morgan Stanley	90,100	1,565,938
State Street Corp.	30,000	1,337,100
		6,684,038
Health Care - 15.3%
Celgene Corp.*	25,000	1,833,000
Laboratory Corp. of America Holdings*	24,000	2,033,520
Mylan Inc.*	90,000	2,280,600
St Jude Medical Inc.	25,000	956,500
Stryker Corp.	45,000	2,367,000
Teva Pharmaceutical Industries Ltd., ADR	47,000	1,899,740
UnitedHealth Group Inc.	40,000	2,240,000
		13,610,360
Industrials - 6.7%
Expeditors International of Washington Inc.	60,000	2,196,600
Jacobs Engineering Group Inc.*	50,000	1,929,500
Norfolk Southern Corp.	30,000	1,840,500
		5,966,600
	Shares	Value (Note 2)
Information Technology - 24.7%
Adobe Systems Inc.*	60,000	$ 2,040,000
Altera Corp.	60,000	1,828,800
Apple Inc.	2,500	1,487,750
BMC Software Inc.*	20,000	814,000
Broadcom Corp., Class A	60,000	1,892,100
Check Point Software Technologies Ltd.*	50,000	2,226,500
Cisco Systems Inc.	50,000	857,000
EMC Corp.*	70,000	1,709,400
FLIR Systems Inc.	50,000	971,500
Google Inc., Class A*	2,500	1,699,425
Microsoft Corp.	75,000	2,140,125
Oracle Corp.	60,000	1,863,000
QUALCOMM Inc.	30,000	1,757,250
Yahoo! Inc.*	35,000	588,350
		21,875,200
Materials - 3.6%
Freeport-McMoRan Copper & Gold Inc.	82,000	3,188,160
Total Common Stock (Cost $75,115,458)		70,933,512
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.0%
U.S. Treasury Bills - 9.0%
0.1%, 11/23/12	2,500,000	2,499,845
0.14%, 3/21/13	5,500,000	5,497,112
		7,996,957
Total U.S. Government and Agency Obligations (Cost $7,996,957)		7,996,957
Repurchase Agreement - 12.5%
With U.S. Bank National Association issued 10/31/2012 at 0.01%, due 11/1/2012, collateralized by $11,318,576 in Freddie Mac Pool #E99430 due 09/1/2018. Proceeds at maturity are $11,096,555 (Cost $11,096,552)		11,096,552
TOTAL INVESTMENTS - 101.5% (Cost $94,208,967)**		90,027,021
NET OTHER ASSETS AND LIABILITIES - 0.6%		506,766
TOTAL CALL & PUT OPTIONS WRITTEN - (2.1%)		(1,827,227)
TOTAL ASSETS - 100%		$ 88,706,560

*	Non-income producing.
**	Aggregate Cost for Federal Tax purposes was $94,208,967.
***	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Equity Income Fund Portfolio of Investments

Call Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
Adobe Systems Inc.	300	December2016	$ 34.00	$ 42,750
Adobe Systems Inc.	150	January2017	32.00	44,325
Adobe Systems Inc.	150	January2017	33.00	34,350
Altera Corp.	300	December2016	37.00	1,500
Apache Corp.	150	January2017	90.00	19,575
Apache Corp.	150	January2017	97.50	4,200
Apple Inc.	25	January2017	650.00	33,812
Bank of New York Mellon Corp.	300	December2016	23.00	61,200
Bank of New York Mellon Corp.	300	January2017	23.00	68,850
Bank of New York Mellon Corp.	400	January2017	24.00	63,600
Bed Bath & Beyond Inc.	100	November2016	65.00	450
Bed Bath & Beyond Inc.	100	January2017	65.00	7,450
BMC Software Inc.	200	January2017	42.00	42,500
Broadcom Corp.	400	November2016	35.00	2,200
Canadian Natural Resources Ltd.	300	December2016	30.00	48,000
CarMax Inc.	300	January2017	30.00	138,000
CarMax Inc.	100	January2017	32.00	31,500
CarMax Inc.	150	January2017	33.00	37,875
Celgene Corp.	250	December2016	75.00	57,000
Check Point Software Technologies Ltd.	150	January2017	52.50	6,000
Cisco Systems Inc.	300	January2017	19.00	7,950
Cisco Systems Inc.	200	April2017	19.00	11,400
Expeditors International of Washington Inc.	300	November2016	40.00	5,250
FLIR Systems Inc.	125	January2017	21.00	3,125
Freeport-McMoRan Copper & Gold Inc.	200	November2016	40.00	12,300
Freeport-McMoRan Copper & Gold Inc.	300	December2016	40.00	42,750
Freeport-McMoRan Copper & Gold Inc.	320	January2017	39.00	75,040
Google Inc.	25	January2017	700.00	54,375
Intercontinental Exchange Inc.	100	March2017	140.00	36,500
Jacobs Engineering Group Inc.	250	January2017	43.00	11,250
Laboratory Corp. of America Holdings	240	November2016	90.00	1,200
Lowe’s Cos. Inc.	100	December2016	32.00	15,450
Lowe’s Cos. Inc.	100	December2016	33.00	10,300
Morgan Stanley	200	November2016	18.00	5,800
Morgan Stanley	200	January2017	16.00	41,500
Morgan Stanley	200	January2017	19.00	12,000
Mylan Inc.	300	April2017	24.00	70,650
Mylan Inc.	200	April2017	25.00	35,000
Mylan Inc.	300	January2017	22.00	104,250
Mylan Inc.	100	January2017	23.00	26,200
Norfolk Southern Corp.	150	January2017	65.00	15,000
Norfolk Southern Corp.	150	January2017	67.50	6,750
Oracle Corp.	300	December2016	31.00	34,500
Qualcomm Inc.	150	December2016	60.00	24,075
Schlumberger Ltd.	250	November2016	75.00	3,000
Southwestern Energy Co.	250	December2016	35.00	41,125
Southwestern Energy Co.	250	January2017	36.00	40,625

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Equity Income Fund Portfolio of Investments

Call Options Written (continued)	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
St Jude Medical Inc.	250	December2016	$ 40.00	$ 20,000
State Street Corp.	150	November2016	43.00	28,350
State Street Corp.	150	January2017	45.00	25,800
Stryker Corp.	250	December2016	55.00	15,000
Teva Pharmaceutical Industries Ltd.	250	December2016	40.00	35,250
UnitedHealth Group Inc.	150	December2016	57.50	20,100
UnitedHealth Group Inc.	150	January2017	57.50	27,150
Yahoo! Inc.	350	January2017	16.00	41,825
Total Call Options Written (Premiums received $2,340,560)				1,705,977
Put Options Written
Apple Inc.	25	January2017	575.00	63,250
Bed Bath & Beyond Inc.	200	November2016	55.00	6,500
Intercontinental Exchange Inc.	100	March2017	125.00	51,500
Total Put Options Written (Premiums received $161,002)				121,250
Total Value Options Written (Premiums received $2,501,562)				$1,827,227

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 92.9%
Consumer Discretionary - 6.7%
Omnicom Group Inc.	50,078	$ 2,399,237
Target Corp.	47,000	2,996,250
Time Warner Inc.	69,800	3,032,810
Viacom Inc., Class B	30,000	1,538,100
		9,966,397
Consumer Staples - 10.5%
Diageo PLC, ADR	18,199	2,079,054
Nestle S.A., ADR	28,000	1,773,520
PepsiCo Inc.	43,515	3,012,979
Philip Morris International Inc.	19,064	1,688,308
Procter & Gamble Co./The	51,185	3,544,049
Sysco Corp.	54,994	1,708,663
Wal-Mart Stores Inc.	23,500	1,762,970
		15,569,543
Energy - 13.9%
Apache Corp.	34,000	2,813,500
Chevron Corp.	41,242	4,545,281
ConocoPhillips	56,568	3,272,459
Ensco PLC, Class A	29,500	1,705,690
Exxon Mobil Corp.	17,000	1,549,890
Occidental Petroleum Corp.	46,029	3,634,450
Schlumberger Ltd.	46,000	3,198,380
		20,719,650
Financials - 25.3%
Capital Markets - 4.6%
Bank of New York Mellon Corp./The	142,052	3,510,105
BlackRock Inc.	9,000	1,707,120
Franklin Resources Inc.	12,500	1,597,500
		6,814,725
Commercial Banks - 6.6%
M&T Bank Corp.	16,000	1,665,600
US Bancorp	114,542	3,803,940
Wells Fargo & Co.	130,058	4,381,654
		9,851,194
Insurance - 12.5%
American International Group Inc. *	45,000	1,571,850
Arch Capital Group Ltd. *	60,037	2,650,633
Berkshire Hathaway Inc., Class B *	46,033	3,974,949
Markel Corp. *	8,900	4,200,266
Travelers Cos. Inc./The	62,539	4,436,517
WR Berkley Corp.	46,084	1,792,207
		18,626,422
	Shares	Value (Note2)
Real Estate Management & Development - 1.6%
Brookfield Asset Management Inc., Class A	68,552	$ 2,360,931
Health Care - 17.3%
Johnson & Johnson	91,000	6,444,620
Laboratory Corp. of America Holdings *	19,000	1,609,870
Medtronic Inc.	66,026	2,745,361
Merck & Co. Inc.	132,782	6,058,843
Novartis AG, ADR	39,000	2,357,940
Pfizer Inc.	260,723	6,484,181
		25,700,815
Industrials - 10.7%
3M Co.	51,043	4,471,367
Boeing Co./The	35,500	2,500,620
Emerson Electric Co.	45,100	2,184,193
General Dynamics Corp.	24,500	1,667,960
United Parcel Service Inc., Class B	36,509	2,674,284
United Technologies Corp.	31,000	2,422,960
		15,921,384
Information Technology - 4.6%
Intel Corp.	136,500	2,951,812
Microsoft Corp.	139,020	3,966,936
		6,918,748
Materials - 2.4%
Air Products & Chemicals Inc.	24,304	1,884,289
Newmont Mining Corp.	32,000	1,745,600
		3,629,889
Telecommunication Service - 1.5%
AT&T Inc.	63,578	2,199,163
Total Common Stocks( Cost $115,083,648 )		138,278,861
INVESTMENT COMPANIES - 6.7%
State Street Institutional U.S. Government Money Market Fund	10,027,353	10,027,353
Total Investment Companies ( Cost $10,027,353 )		10,027,353
TOTAL INVESTMENTS - 99.6% ( Cost $125,111,001** )		148,306,214
NET OTHER ASSETS AND LIABILITIES - 0.4%		543,375
TOTAL NET ASSETS - 100.0%		$148,849,589

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $125,430,852.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 96.8%
Consumer Discretionary - 15.1%
Amazon.com Inc. *	6,276	$ 1,461,178
CarMax Inc. *	20,087	677,936
Comcast Corp., Class A	58,727	2,202,850
Ctrip.com International Ltd., ADR *	15,166	303,472
Discovery Communications Inc., Class C *	22,449	1,229,756
Home Depot Inc./The	26,910	1,651,736
J.C. Penney Company Inc.	31,701	761,141
Nielsen Holdings N.V. *	26,700	772,164
Omnicom Group Inc.	37,022	1,773,724
Panera Bread Co., Class A *	8,720	1,470,541
priceline.com Inc. *	908	520,983
Starbucks Corp.	19,670	902,853
Tractor Supply Co.	6,420	617,861
Walt Disney Co./The	36,456	1,788,896
Yum! Brands Inc.	27,522	1,929,567
		18,064,658
Consumer Staples - 9.6%
Coca-Cola Co./The	82,654	3,073,076
Costco Wholesale Corp.	14,857	1,462,375
Diageo PLC, ADR	24,724	2,824,470
Hershey Co./The	20,397	1,404,333
PepsiCo Inc.	39,742	2,751,736
		11,515,990
Energy - 6.7%
Exxon Mobil Corp.	28,194	2,570,447
Schlumberger Ltd.	77,970	5,421,254
		7,991,701
Financials - 5.4%
Brookfield Asset Management Inc., Class A	38,004	1,308,858
CME Group Inc.	11,530	644,873
IntercontinentalExchange Inc. *	19,345	2,534,195
T Rowe Price Group Inc.	29,321	1,904,106
		6,392,032
Health Care - 12.3%
Allergan Inc.	13,480	1,212,122
Becton, Dickinson and Co.	20,193	1,528,206
Biogen Idec Inc. *	9,110	1,259,184
Celgene Corp. *	16,844	1,235,002
Cerner Corp. *	23,689	1,804,865
Eli Lilly & Co.	30,404	1,478,546
Johnson & Johnson	46,991	3,327,903
UnitedHealth Group Inc.	51,516	2,884,896
		14,730,724
	Shares	Value (Note2)
Industrials - 9.9%
3M Co.	17,780	$ 1,557,528
Boeing Co./The	27,076	1,907,233
C.H. Robinson Worldwide Inc.	15,170	915,206
Copart Inc. *	25,402	731,324
Emerson Electric Co.	24,661	1,194,332
Expeditors International of Washington Inc.	17,401	637,051
IHS Inc., Class A *	9,059	764,489
Roper Industries Inc.	13,189	1,439,843
United Parcel Service Inc., Class B	25,848	1,893,366
W.W. Grainger Inc.	4,125	830,816
		11,871,188
Information Technology - 32.1%
Communications Equipment - 2.7%
QUALCOMM Inc.	53,983	3,162,054
Computers & Peripherals - 9.0%
Apple Inc.	16,574	9,863,188
EMC Corp. *	38,127	931,061
		10,794,249
Electrical Equipment - 0.5%
Sensata Technologies Holding N.V. *	22,010	620,022
Internet Software & Services - 5.8%
Baidu Inc., ADR *	4,835	515,508
eBay Inc. *	27,891	1,346,856
Google Inc., Class A *	7,425	5,047,292
		6,909,656
IT Services - 3.8%
Accenture PLC, Class A	40,007	2,696,872
Visa Inc., Class A	13,370	1,855,221
		4,552,093
Semiconductors & Semiconductor Equipment - 2.3%
ASML Holding N.V.	18,280	1,004,852
Intel Corp.	81,970	1,772,601
		2,777,453
Software - 8.0%
MICROS Systems Inc. *	25,589	1,161,485
Microsoft Corp.	151,670	4,327,903
Nuance Communications Inc. *	55,807	1,242,264
Oracle Corp.	67,275	2,088,889
SAP AG, ADR	9,262	675,200
		9,495,741
See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS (continued)
Materials - 3.8%
Ecolab Inc.	14,778	$ 1,028,549
International Flavors & Fragrances Inc.	22,564	1,458,086
Molycorp Inc. *	46,314	481,665
Monsanto Co.	18,247	1,570,519
		4,538,819
Telecommunication Service - 1.9%
Verizon Communications Inc.	49,795	2,222,849
Total Common Stocks ( Cost $97,488,672 )		115,639,229
INVESTMENT COMPANIES - 4.6%
State Street Institutional U.S. Government Money Market Fund	5,505,511	5,505,511
Total Investment Companies ( Cost $5,505,511 )		5,505,511
TOTAL INVESTMENTS - 101.4% ( Cost $102,994,183** )		121,144,740
NET OTHER ASSETS AND LIABILITIES - (1.4%)		(1,632,554)
TOTAL NET ASSETS - 100.0%		$119,512,186

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $103,577,650.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 93.1%
Consumer Discretionary - 21.1%
Advance Auto Parts Inc.	48,685	$ 3,453,714
Bed Bath & Beyond Inc. *	60,610	3,495,985
CarMax Inc. *	131,184	4,427,460
Discovery Communications Inc., Class C *	47,633	2,609,336
Liberty Global Inc., Series C *	61,819	3,479,791
Omnicom Group Inc.	85,513	4,096,928
Tiffany & Co.	45,670	2,887,257
TJX Cos. Inc.	107,332	4,468,231
		28,918,702
Consumer Staples - 3.7%
Brown-Forman Corp., Class B	32,959	2,111,354
McCormick & Co. Inc.	48,263	2,973,966
		5,085,320
Energy - 7.5%
Ensco PLC, Class A	47,071	2,721,645
EOG Resources Inc.	22,758	2,651,079
Noble Corp.	64,963	2,451,704
World Fuel Services Corp.	72,184	2,504,785
		10,329,213
Financials - 23.7%
Arch Capital Group Ltd. *	83,902	3,704,273
Brookfield Asset Management Inc., Class A	153,493	5,286,299
Brown & Brown Inc.	106,462	2,720,104
Glacier Bancorp Inc.	138,689	2,010,991
Leucadia National Corp.	136,346	3,095,054
M&T Bank Corp.	37,221	3,874,706
Markel Corp. *	14,664	6,920,528
WR Berkley Corp.	126,693	4,927,091
		32,539,046
Health Care - 7.9%
DENTSPLY International Inc.	80,814	2,977,188
Laboratory Corp. of America Holdings *	51,157	4,334,532
Techne Corp.	52,700	3,549,872
		10,861,592
	Shares	Value (Note2)
Industrials - 19.0%
C.H. Robinson Worldwide Inc.	77,728	$ 4,689,330
Copart Inc. *	189,341	5,451,127
Expeditors International of Washington Inc.	91,075	3,334,256
IDEX Corp.	65,958	2,805,194
Jacobs Engineering Group Inc. *	68,425	2,640,521
Ritchie Bros Auctioneers Inc.	154,827	3,482,059
Wabtec Corp.	45,810	3,751,839
		26,154,326
Information Technology - 3.9%
Amphenol Corp., Class A	40,407	2,429,673
MICROS Systems Inc. *	64,070	2,908,137
		5,337,810
Materials - 6.3%
Crown Holdings Inc. *	73,151	2,798,026
Ecolab Inc.	47,014	3,272,175
Valspar Corp.	47,143	2,641,422
		8,711,623
Total Common Stocks ( Cost $103,949,108 )		127,937,632
INVESTMENT COMPANIES - 7.0%
State Street Institutional U.S. Government Money Market Fund	9,640,157	9,640,157
Total Investment Companies ( Cost $9,640,157 )		9,640,157
TOTAL INVESTMENTS - 100.1% ( Cost $113,589,265** )		137,577,789
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(180,707)
TOTAL NET ASSETS - 100.0%		$137,397,082

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $113,713,565.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Small Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 97.3%
Consumer Discretionary - 13.5%
Arbitron Inc.	9,700	$ 352,692
Ascena Retail Group Inc. *	13,000	257,400
Cato Corp./The, Class A	13,800	391,644
CEC Entertainment Inc.	8,200	254,200
Choice Hotels International Inc.	2,700	84,483
Fred’s Inc., Class A	16,600	224,930
Helen of Troy Ltd. *	9,900	299,178
Matthews International Corp., Class A	8,100	233,037
Stage Stores Inc.	14,100	345,450
		2,443,014
Consumer Staples - 1.9%
Casey’s General Stores Inc.	4,500	231,975
Post Holdings Inc. *	3,900	123,045
		355,020
Energy - 3.4%
Bristow Group Inc.	3,800	189,696
Halcon Resources Corp. *	10,412	67,365
Penn Virginia Corp.	7,200	32,544
Scorpio Tankers Inc. *	18,600	101,370
SEACOR Holdings Inc. *	2,490	218,398
		609,373
Financials - 21.0%
AMERISAFE Inc. *	7,600	199,500
Ares Capital Corp.	15,400	268,884
Assured Guaranty Ltd.	10,600	147,234
Campus Crest Communities Inc., REIT	14,200	157,478
DiamondRock Hospitality Co., REIT	17,584	149,112
First Busey Corp.	31,430	148,350
First Midwest Bancorp Inc.	21,800	269,666
First Niagara Financial Group Inc.	21,480	177,854
Flushing Financial Corp.	11,020	171,361
Hancock Holding Co.	4,400	138,996
International Bancshares Corp.	15,520	281,688
Mack-Cali Realty Corp., REIT	5,000	129,950
MB Financial Inc.	9,300	188,418
Northwest Bancshares Inc.	24,800	295,120
Platinum Underwriters Holdings Ltd.	5,100	226,440
Primerica Inc.	10,600	299,556
Summit Hotel Properties Inc., REIT	16,200	133,812
Webster Financial Corp.	14,600	321,200
Westamerica Bancorporation	1,900	83,828
		3,788,447
	Shares	Value (Note2)
Health Care - 10.7%
Amsurg Corp. *	10,300	$ 293,756
Charles River Laboratories International Inc. *	11,400	425,448
Corvel Corp. *	3,500	148,855
Haemonetics Corp. *	1,600	130,720
ICON PLC, ADR *	18,900	444,906
ICU Medical Inc. *	5,000	296,650
STERIS Corp.	5,600	199,416
		1,939,751
Industrials - 26.8%
Aerospace & Defense - 0.8%
Cubic Corp.	3,100	151,280
Air Freight & Logistics - 1.7%
Atlas Air Worldwide Holdings Inc. *	2,900	159,471
UTi Worldwide Inc.	10,600	147,234
		306,705
Commercial Services & Supplies - 6.2%
ACCO Brands Corp. *	36,500	264,260
G&K Services Inc., Class A	8,200	264,450
McGrath RentCorp	1,600	42,016
Standard Parking Corp. *	7,800	178,230
United Stationers Inc.	12,720	369,134
		1,118,090
Construction & Engineering - 0.1%
Sterling Construction Co. Inc. *	1,800	16,020
Electrical Equipment - 3.6%
Acuity Brands Inc.	2,800	181,160
Belden Inc.	13,222	473,348
		654,508
Industrial Conglomerates - 3.7%
Carlisle Cos. Inc.	11,900	661,045
Machinery - 5.7%
Albany International Corp., Class A	14,800	325,156
ESCO Technologies Inc.	8,200	307,008
Mueller Industries Inc.	9,100	398,580
		1,030,744
Marine - 1.9%
Kirby Corp. *	5,600	321,888
Matson Inc.	1,300	27,625
		349,513
Road & Rail - 1.4%
Genesee & Wyoming Inc., Class A *	3,400	246,398
Trading Companies & Distributors - 1.7%
GATX Corp.	7,300	302,658

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Small Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS (continued)
Information Technology - 7.6%
Coherent Inc. *	3,100	$ 141,515
Diebold Inc.	7,600	226,100
Forrester Research Inc.	4,300	124,442
MAXIMUS Inc.	5,000	275,900
MTS Systems Corp.	5,400	272,214
Websense Inc. *	10,000	132,200
Zebra Technologies Corp., Class A *	5,500	197,615
		1,369,986
Materials - 7.9%
Aptargroup Inc.	4,900	251,272
Deltic Timber Corp.	3,900	264,654
Greif Inc., Class A	3,500	146,860
Innospec Inc. *	6,700	216,946
Koppers Holdings Inc.	4,800	171,360
Sensient Technologies Corp.	4,000	145,520
Zep Inc.	15,900	227,847
		1,424,459
Utilities - 4.5%
Atmos Energy Corp.	6,100	219,417
New Jersey Resources Corp.	1,950	86,697
UNS Energy Corp.	4,700	200,408
Westar Energy Inc.	5,700	169,290
WGL Holdings Inc.	3,600	143,172
		818,984
Total Common Stocks ( Cost $11,935,357 )		17,585,995
	Shares	Value (Note2)
INVESTMENT COMPANIES - 2.5%
State Street Institutional U.S. Government Money Market Fund	447,745	$ 447,745
Total Investment Companies ( Cost $447,745 )		447,745
TOTAL INVESTMENTS - 99.8% ( Cost $12,383,102** )		18,033,740
NET OTHER ASSETS AND LIABILITIES - 0.2%		32,916
TOTAL NET ASSETS - 100.0%		$ 18,066,656

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $12,578,341.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 95.4%
Australia - 3.3%
James Hardie Industries Plc	80,588	$ 772,130
Orica Ltd.	22,060	575,232
QBE Insurance Group Ltd.	14,734	201,583
		1,548,945
Belgium - 3.4%
Anheuser-Busch InBev N.V.	19,528	1,632,826
Brazil - 0.8%
Cielo S.A.	14,521	359,263
Canada - 2.7%
Potash Corp. of Saskatchewan Inc.	14,300	574,863
Rogers Communications Inc.	16,200	711,097
		1,285,960
Denmark - 0.6%
AP Moeller - Maersk AS	43	300,048
Finland - 1.3%
Danske Bank OYJ	19,751	619,014
France - 11.1%
BNP Paribas	16,501	830,059
Cie Generale de Geophysique - Veritas *	17,297	565,196
Rexel S.A.	27,430	496,503
Sanofi S.A.	16,502	1,450,606
Technip S.A.	5,551	625,239
Total S.A.	15,902	800,133
Valeo S.A.	11,579	508,775
		5,276,511
Germany - 9.3%
Bayer AG	12,006	1,045,582
Bayerische Motoren Werke AG	4,960	395,056
Merck KGaA	8,007	1,023,297
RWE AG	15,249	696,814
SAP AG	11,246	819,199
ThyssenKrupp AG	18,551	422,108
		4,402,056
Indonesia - 1.0%
Bank Mandiri Persero Tbk PT, ADR	56,900	477,960
Ireland - 0.8%
Ryanair Holdings PLC, ADR *	11,400	367,650
Italy - 1.2%
Atlantia SpA	35,363	583,489
Japan - 14.8%
Asics Corp.	35,490	515,256
Canon Inc.	14,400	465,028
Daikin Industries Ltd.	17,400	481,263
	Shares	Value (Note2)
Daito Trust Construction Co. Ltd.	8,350	$ 843,054
Don Quijote Co. Ltd.	20,100	791,864
FANUC Corp.	2,300	366,191
Komatsu Ltd.	24,700	517,329
LIXIL Group Corp.	34,700	767,199
Seven & I Holdings Co. Ltd.	19,300	595,223
Softbank Corp.	11,400	360,864
Sumitomo Mitsui Financial Group Inc.	28,300	866,406
Yahoo! Japan Corp.	1,299	446,994
		7,016,671
Mexico - 0.9%
Genomma Lab Internacional S.A.B. de C.V. *	216,400	432,998
Netherlands - 1.9%
ING Groep N.V. *	102,687	907,194
New Zealand - 0.8%
Telecom Corp. of New Zealand Ltd.	181,235	358,460
Philippines - 0.5%
BDO Unibank Inc. *	157,340	244,441
Russia - 1.4%
Sberbank of Russia	235,617	690,358
South Africa - 0.7%
Mediclinic International Ltd.	58,204	316,507
South Korea - 2.7%
Duksan Hi-Metal Co. Ltd. *	8,175	152,916
Hyundai Mobis	2,206	562,321
Samsung Electronics Co. Ltd., GDR	926	558,378
		1,273,615
Spain - 3.2%
Amadeus IT Holding S.A.	19,661	486,737
Mediaset Espana Comunicacion S.A.	92,979	499,413
Red Electrica Corp. S.A.	11,690	548,123
		1,534,273
Sweden - 4.0%
Assa Abloy AB	20,914	697,144
Sandvik AB	45,842	635,840
Swedbank AB	31,373	581,778
		1,914,762
Switzerland - 3.5%
Novartis AG	27,405	1,649,361
Thailand - 1.0%
Krung Thai Bank PCL	796,200	467,589
Turkey - 1.6%
KOC Holding AS	60,102	282,320
Turkcell Iletisim Hizmetleri AS *	79,492	485,600
		767,920

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS (continued)
United Kingdom - 22.9%
BG Group PLC	25,111	$ 465,000
BHP Billiton PLC	40,265	1,290,131
British American Tobacco PLC	19,325	957,245
Direct Line Insurance Group PLC *	16,169	50,750
GlaxoSmithKline PLC	25,951	580,644
Informa PLC	138,763	896,163
Petrofac Ltd.	17,460	451,944
Prudential PLC	69,516	951,859
Reed Elsevier PLC	55,107	538,909
Rexam PLC	154,513	1,113,825
Royal Dutch Shell PLC	38,099	1,306,497
Standard Chartered PLC	33,929	801,309
Unilever PLC	39,787	1,483,806
		10,888,082
Total Common Stocks ( Cost $37,998,353 )		45,315,953
INVESTMENT COMPANIES - 4.1%
United States - 4.1%
State Street Institutional U.S. Government Money Market Fund	1,931,905	1,931,905
Total Investment Companies ( Cost $1,931,905 )		1,931,905
TOTAL INVESTMENTS - 99.5% ( Cost $39,930,258** )		47,247,858
NET OTHER ASSETS AND LIABILITIES - 0.5%		253,337
TOTAL NET ASSETS - 100.0%		$ 47,501,195

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $40,369,790.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Industry Concentration
% of Net Assets
Consumer Discretionary	10%
Consumer Staples	10%
Energy	9%
Financials	18%
Health Care	14%
Industrials	11%
Information Technology	7%
Materials	10%
Money Market Funds	4%
Telecommunication Services	4%
Utilities	2%
Net Other Assets & Liabilities	1%
100%

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Assets and Liabilities as of October 31, 2012

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 29,754,871	$ 56,742,473	$ 20,437,380
Affiliated issuers3	28,123,436	58,931,934	19,674,308
Net unrealized appreciation
Unaffiliated issuers	1,015,751	2,001,393	731,434
Affiliated issuers3	3,081,716	10,210,200	4,347,540
Total investments at value	61,975,774	127,886,000	45,190,662
Cash:	–	1,030	–
Receivables:
Investments sold	474,832	–	46,502
Fund shares sold	197,999	140,606	38,394
Dividends and interest	143,171	207,565	30,824
Other assets	906	–	–
Total assets	62,792,682	128,235,201	45,306,382
Liabilities:
Payables:
Investments purchased	475,000	–	–
Fund shares repurchased	25,001	108,059	59,424
Advisory agreement fees	10,558	21,859	7,735
Service agreement fees	13,197	27,323	9,668
Distribution fees - Class B	6,054	19,106	6,895
Distribution fees - Class C	6,799	3,364	704
Shareholder servicing fees	13,197	27,323	9,668
Other:	3,518	–	45,304
Total liabilities	553,324	207,034	139,398
Net Assets	$ 62,239,358	$128,028,167	$ 45,166,984
Net Assets consist of:
Paid-in capital	$60,840,582	$129,355,681	$45,648,544
Accumulated undistributed net investment income	220,293	1,192,180	272,724
Accumulated net realized loss on investments sold and foreign currency related transactions	(2,918,984)	(14,731,287)	(5,833,258)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	4,097,467	12,211,593	5,078,974
Net Assets	$ 62,239,358	$128,028,167	$ 45,166,984
Class A Shares:
Net Assets	$ 41,905,104	$ 92,954,005	$ 33,281,907
Shares of beneficial interest outstanding	4,018,212	8,978,925	3,325,750
Net Asset Value and redemption price per share	$ 10.43	$ 10.35	$ 10.01
Sales charge of offering price2	0.64	0.63	0.61
Maximum offering price per share	$ 11.07	$ 10.98	$ 10.62
Class B Shares:
Net Assets	$ 9,521,015	$ 29,820,848	$ 10,786,555
Shares of beneficial interest outstanding	913,661	2,897,747	1,090,261
Net Asset Value and redemption price per share1	$ 10.42	$ 10.29	$ 9.89
Class C Shares:
Net Assets	$ 10,813,239	$ 5,253,314	$ 1,098,522
Shares of beneficial interest outstanding	1,037,103	510,149	110,956
Net Asset Value and redemption price per share1	$ 10.43	$ 10.30	$ 9.90

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
2	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.
3	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Assets and Liabilities as of October 31, 2012

	Cash Reserves Fund	Bond Fund	High Income Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 12,434,728	$112,485,211	$ 77,557,472
Net unrealized appreciation (depreciation)
Unaffiliated issuers	–	13,012,114	4,484,811
Total investments at value	12,434,728	125,497,325	82,042,283
Cash	–	12,431	–
Receivables:
Fund shares sold	2,066	122,019	29,297
Dividends and interest	46,338	1,169,937	1,511,084
Due from Adviser	4,890	–	–
Total assets	12,488,022	126,801,712	83,582,664
Liabilities:
Payables:
Fund shares repurchased	1,699	301,687	3,000
Advisory agreement fees	4,243	53,747	40,174
Service agreement fees	1,591	16,124	14,609
Distribution fees - Class B	537	3,846	1,896
Shareholder servicing fees	–	10,922	6,507
Dividends payable	–	169,794	347,349
Other	–	–	3,900
Total liabilities	8,070	556,120	417,435
Net Assets	$ 12,479,952	$126,245,592	$ 83,165,229
Net Assets consist of:
Paid-in capital	$ 12,479,958	$113,393,644	$ 78,649,724
Accumulated net investment income	–	14,965	345,910
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	(6)	(175,131)	(315,216)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	–	13,012,114	4,484,811
Net Assets	$ 12,479,952	$126,245,592	$ 83,165,229
Class A Shares:
Net Assets	$ 11,653,794	$ 45,671,205	$ 27,060,938
Shares of beneficial interest outstanding	11,656,098	4,283,114	3,785,985
Net Asset Value and redemption price per share	$ 1.00	$ 10.66	$ 7.15
Sales charge of offering price2	–	0.50	0.34
Maximum offering price per share	$ 1.00	$ 11.16	$ 7.49
Class B Shares:
Net Assets	$ 826,158	$ 6,088,090	$ 2,983,475
Shares of beneficial interest outstanding	828,970	570,751	410,766
Net Asset Value and redemption price per share1	$ 1.00	$ 10.67	$ 7.26
Class Y Shares:
Net Assets		$ 74,486,297	$ 53,120,816
Shares of beneficial interest outstanding		6,999,767	7,480,883
Net Asset Value and redemption price per share1		$ 10.64	$ 7.10

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
2	Sales charge of offering price is 4.50% for the Bond and High Income Funds.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Assets and Liabilities as of October 31, 2012

	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 92,739,827	$ 83,112,415	$125,111,001
Repurchase agreement	–	11,096,552	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	12,489,844	(4,181,946)	23,195,213
Total investments at value	105,229,671	90,027,021	148,306,214
Cash	–	316,166	–
Receivables:
Investments sold	–	–	–
Fund shares sold	281,630	202,564	653,962
Dividends and interest	527,867	70,161	146,228
Other assets	15,284	–	12,289
Total assets	106,054,452	90,615,912	149,118,693
Liabilities:
Payables:
Investments purchased	3,576,817	–	–
Fund shares repurchased	72,390	82,125	129,977
Advisory agreement fees	56,440	–	69,895
Service agreement fees	17,366	–	45,749
Distribution fees - Class B	9,228	–	3,736
Distribution fees - Class C	513	–	–
Shareholder servicing fees	25,168	–	13,853
Dividends payable	1,869	–	–
Options written, at value (premium received $2,501,562) (Note 6)	–	1,827,227	–
Other	31,698	–	5,894
Total liabilities	3,791,489	1,909,352	269,104
Net Assets	$102,262,963	$ 88,706,560	$148,849,589
Net Assets consist of:
Paid-in capital	$ 99,331,787	$ 89,478,101	$139,598,214
Accumulated undistributed net investment income	10,986	24,712	1,875,023
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(9,569,654)	2,711,358	(15,818,861)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of options and foreign currency related transactions)	12,489,844	(3,507,611)	23,195,213
Net Assets	$102,262,963	$ 88,706,560	$148,849,589
Class A Shares:
Net Assets	$ 86,952,432	$ 6,297,331	$ 58,537,011
Shares of beneficial interest outstanding	6,933,466	645,360	4,184,211
Net Asset Value and redemption price per share	$ 12.54	$ 9.76	$ 13.99
Sales charge of offering price2	0.77	0.59	0.85
Maximum offering price per share	$ 13.31	$ 10.35	$ 14.84
Class B Shares:
Net Assets	$ 14,386,838		$ 5,767,628
Shares of beneficial interest outstanding	1,140,689		419,646
Net Asset Value and redemption price per share1	$ 12.61		$ 13.74
Class C Shares:
Net Assets	$ 923,693	$ 527,360
Shares of beneficial interest outstanding	73,258	54,155
Net Asset Value and redemption price per share1	$ 12.61	$ 9.74
Class Y Shares:
Net Assets		$ 81,778,762	$ 84,544,950
Shares of beneficial interest outstanding		8,326,055	6,036,079
Net Asset Value and redemption price per share1		$ 9.82	$ 14.01
Class R6 Shares:
Net Assets		$ 103,107
Shares of beneficial interest outstanding		10,496
Net Asset Value and redemption price per share1		$ 9.82

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
2	Sales charge of offering price is 5.75% for the Diversified Income, Equity Income and Large Cap Value Funds.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Assets and Liabilities as of October 31, 2012

	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$102,994,183	$113,589,265	$ 12,383,102	$ 39,930,258
Net unrealized appreciation (depreciation)
Unaffiliated issuers	18,150,557	23,988,524	5,650,638	7,317,600
Total investments at value	121,144,740	137,577,789	18,033,740	47,247,858
Cash	–	–	–	719
Foreign currency (cost of $6)(Note 2)	–	–	–	6
Receivables:
Investments sold	282,000	–	42,692	72,822
Fund shares sold	14,150	39,707	2,816	46,282
Dividends and interest	76,149	18,751	7,934	83,584
Other assets	8,064	–	–	141,254
Total assets	121,525,103	137,636,247	18,087,182	47,592,525
Liabilities:
Payables:
Investments purchased	453,570	–	–	24,776
Fund shares repurchased	1,432,076	87,781	–	4,616
Advisory agreement fees	79,820	87,083	15,534	42,544
Service agreement fees	21,286	46,444	3,883	12,155
Distribution fees - Class B	3,730	3,926	203	2,063
Shareholder servicing fees	12,053	11,570	906	5,176
Other	10,382	2,361	–	–
Total liabilities	2,012,917	239,165	20,526	91,330
Net Assets	$119,512,186	$137,397,082	$ 18,066,656	$ 47,501,195
Net Assets consist of:
Paid-in capital	$104,773,896	$125,606,778	$ 14,268,442	$ 54,653,315
Accumulated net investment income (loss)	220,282	(291,051)	123,791	595,689
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(3,632,549)	(11,907,169)	(1,976,215)	(15,073,645)
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	18,150,557	23,988,524	5,650,638	7,325,836
Net Assets	$119,512,186	$137,397,082	$ 18,066,656	$ 47,501,195
Class A Shares:
Net Assets	$ 49,824,442	$ 48,423,539	$ 3,941,276	$ 21,001,861
Shares of beneficial interest outstanding	2,899,586	6,400,302	333,808	1,943,069
Net Asset Value and redemption price per share3	$ 17.18	$ 7.57	$ 11.81	$ 10.81
Sales charge of offering price2	1.05	0.46	0.72	0.66
Maximum offering price per share	$ 18.23	$ 8.03	$ 12.53	$ 11.47
Class B Shares:
Net Assets	$ 5,731,410	$ 6,147,295	$ 317,587	$ 3,205,544
Shares of beneficial interest outstanding	367,250	893,953	27,731	302,874
Net Asset Value and redemption price per share1	$ 15.61	$ 6.88	$ 11.45	$ 10.58
Class Y Shares:
Net Assets	$ 63,956,334	$ 82,826,248	$ 13,807,793	$ 23,293,790
Shares of beneficial interest outstanding	3,691,084	10,770,722	1,168,594	2,153,276
Net Asset Value and redemption price per share1	$ 17.33	$ 7.69	$ 11.82	$ 10.82

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
2	Sales charge of offering price is 5.75% for the Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
3	If applicable, the redemption price per share of the International Stock and Small Cap Funds may be reduced by a redemption fee.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Operations for the Year Ended October 31, 2012

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Bond Fund
Investment Income:
Interest	$ 116	$ 223	$ 102	$ 10,687	$ 4,938,041
Dividends
Unaffiliated issuers	980,035	1,688,678	439,291	–	–
Affiliated issuers1	690,029	1,395,957	383,342	–	–
Less: Foreign taxes withheld	–	–	–	–	–
Total investment income	1,670,180	3,084,858	822,735	10,687	4,938,041
Expenses:
Advisory agreement fees	110,318	241,308	85,662	53,153	749,548
Service agreement fees2	137,898	301,636	107,077	19,933	224,864
Distribution fees - Class A	–	–	–	–	–
Distribution fees - Class B	66,224	211,675	77,086	8,545	43,078
Distribution fees - Class C	58,298	35,745	7,476	–	–
Shareholder servicing fees - Class A	96,391	219,162	78,890	–	111,128
Shareholder servicing fees - Class B	22,075	70,559	25,695	–	14,359
Shareholder servicing fees - Class C	19,433	11,915	2,492	–	–
Other expenses	–	–	–	–	10
Total expenses before reimbursement/waiver	510,637	1,092,000	384,378	81,631	1,142,987
Less reimbursement/waiver3	–	–	–	(70,944)	–
Total expenses net of reimbursement/waiver	510,637	1,092,000	384,378	10,687	1,142,987
Net Investment Income (Loss)	1,159,543	1,992,858	438,357	–	3,795,054
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)4
Options	–	–	–	–	–
Unaffiliated issuers	(330,094)	500,528	39,217	(1)	3,140,346
Affiliated issuers1	457,681	235,054	527,899	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	288,721	681,440	350,870	–	–
Affiliated issuers1	271,179	506,434	159,433	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	–	–	–	–	–
Unaffiliated issuers	1,309,658	1,781,351	488,268	–	(1,952,463)
Affiliated issuers1	788,783	3,989,977	1,523,205	–	–
Net Realized and Unrealized Gain (Loss) on Investments	2,785,928	7,694,784	3,088,892	(1)	1,187,883
Net Increase (Decrease) in Net Assets from Operations	$ 3,945,471	$ 9,687,642	$ 3,527,249	$ (1)	$ 4,982,937

1	See Note 11 for information on affiliated issuers.
2	See Note 3 for information on service agreement fees.
3	Waiver includes advisory agreement fees of $53,154, service agreement fees of $9,245, and distribution fees of $8,545 for the Cash Reserves Fund. See Note 3 for more information on these waivers.
4	Includes foreign capital gains taxes paid of $9,407 for the International Stock Fund.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Operations for the Year Ended October 31, 2012

High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$ 7,387,659	$ 1,437,293	$ 4,535	$ 1,135	$ 976	$ 1,849	$ 74	$ 1,141

32,937	1,662,409	1,024,596	3,876,006	1,601,214	1,371,168	397,017	1,565,760
–	–	–	–	–	–	–	–
–	(7,835)	–	(28,515)	(12,595)	(23,761)	–	(127,302)
7,420,596	3,091,867	1,029,131	3,848,626	1,589,595	1,349,256	397,091	1,439,599

555,384	618,698	803,273	792,125	930,773	947,245	196,287	535,920
201,958	190,369	141,721	518,481	248,206	505,197	49,072	153,120
–	–	–	–	–	–	–	–
21,157	112,883	–	48,320	49,327	53,239	2,202	25,587
–	878	579	–	–	–	–	–
66,613	200,040	12,269	143,445	124,755	116,880	9,137	50,791
7,052	37,628	–	16,107	16,442	17,746	734	8,529
–	293	193	–	–	–	–	–
42	1	–	–	759	–	10	47
852,206	1,160,790	958,035	1,518,478	1,370,262	1,640,307	257,442	773,994
–	–	–	–	–	–	–	–
852,206	1,160,790	958,035	1,518,478	1,370,262	1,640,307	257,442	773,994
6,568,390	1,931,077	71,096	2,330,148	219,333	(291,051)	139,649	665,605

–	–	4,844,081	–	–	–	–	–
2,367,981	1,282,486	3,724,208	5,413,750	3,134,792	2,100,913	1,808,408	3,794,611
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

–	–	918,638	–	–	–	–	–
556,083	5,385,049	(2,133,944)	11,695,666	5,345,945	15,277,918	545,958	344,807
–	–	–	–	–	–	–	–
2,924,064	6,667,535	7,352,983	17,109,416	8,480,737	17,378,831	2,354,366	4,139,418
$ 9,492,454	$ 8,598,612	$ 7,424,079	$ 19,439,564	$ 8,700,070	$ 17,087,780	$ 2,494,015	$ 4,805,023

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

	Conservative Allocation Fund
Year Ended October 31,	2012	2011
Net Assets at beginning of period	$ 49,342,098	$ 47,054,462
Increase in net assets from operations:
Net investment income	1,159,543	1,061,933
Net realized gain (loss)	687,487	836,348
Net change in unrealized appreciation (depreciation)	2,098,441	(613,175)
Net increase in net assets from operations	3,945,471	1,285,106
Distributions to shareholders from:
Net investment income
Class A	(954,164)	(1,259,740)
Class B	(157,672)	(257,797)
Class C	(132,926)	(162,110)
Total distributions	(1,244,762)	(1,679,647)
Capital Stock transactions:
Class A Shares
Shares sold	9,208,301	7,563,695
Issued to shareholders in reinvestment of distributions	947,278	1,240,819
Shares redeemed	(5,428,325)	(6,509,204)
Net increase from capital stock transactions	4,727,254	2,295,310
Class B Shares
Shares sold	2,312,706	1,540,631
Issued to shareholders in reinvestment of distributions	156,562	256,799
Shares redeemed	(1,577,184)	(1,879,105)
Net increase (decrease) from capital stock transactions	892,084	(81,675)
Class C Shares
Shares sold	5,980,421	1,896,830
Issued to shareholders in reinvestment of distributions	132,711	161,831
Shares redeemed	(1,535,919)	(1,590,119)
Net increase from capital stock transactions	4,577,213	468,542
Total net increase from capital stock transactions	10,196,551	2,682,177
Total increase in net assets	12,897,260	2,287,636
Net Assets at end of period	$ 62,239,358	$ 49,342,098
Undistributed net investment income (loss)	$ 220,293	$ 4,157
Capital Share transactions:
Class A Shares
Shares sold	908,810	756,857
Issued to shareholders in reinvestment of distributions	94,012	125,495
Shares redeemed	(533,812)	(652,368)
Net increase from capital share transactions	469,010	229,984
Class B Shares
Shares sold	228,183	154,492
Issued to shareholders in reinvestment of distributions	15,602	25,961
Shares redeemed	(155,144)	(189,249)
Net increase (decrease) from capital share transactions	88,641	(8,796)
Class C Shares
Shares sold	588,367	190,935
Issued to shareholders in reinvestment of distributions	13,167	16,350
Shares redeemed	(152,123)	(159,360)
Net increase from capital share transactions	449,411	47,925

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

Moderate Allocation Fund		Aggressive Allocation Fund
2012	2011	2012	2011
$115,188,206	$108,622,501	$ 40,992,945	$ 37,440,131

1,992,858	1,656,771	438,357	221,941
1,923,456	1,614,445	1,077,419	576,549
5,771,328	757,185	2,011,473	715,366
9,687,642	4,028,401	3,527,249	1,513,856

(1,916,288)	(2,088,289)	(403,523)	(335,232)
(418,284)	(458,645)	(76,406)	(49,813)
(65,044)	(70,769)	(6,635)	(2,731)
(2,399,616)	(2,617,703)	(486,564)	(387,776)

15,558,035	16,065,908	5,399,683	6,119,303
1,901,340	2,072,501	402,976	334,810
(14,146,049)	(14,635,384)	(4,959,514)	(4,930,241)
3,313,326	3,503,025	843,145	1,523,872

5,277,522	4,862,924	1,782,472	2,178,299
417,419	457,445	76,278	49,745
(4,485,480)	(3,710,836)	(1,767,198)	(1,644,341)
1,209,461	1,609,533	91,552	583,703

1,746,641	1,221,876	341,846	465,203
60,111	64,104	6,493	2,731
(777,604)	(1,243,531)	(149,682)	(148,775)
1,029,148	42,449	198,657	319,159
5,551,935	5,155,007	1,133,354	2,426,734
12,839,961	6,565,705	4,174,039	3,552,814
$128,028,167	$115,188,206	$ 45,166,984	$ 40,992,945
$ 1,192,180	$ 1,069,200	$ 272,724	$ 136,547

1,565,188	1,641,969	561,746	646,773
199,093	215,661	43,802	35,962
(1,425,270)	(1,498,087)	(517,860)	(522,497)
339,011	359,543	87,688	160,238

531,188	497,503	186,372	232,831
43,709	47,552	8,336	5,361
(452,791)	(380,530)	(184,748)	(174,259)
122,106	164,525	9,960	63,933

175,970	124,096	36,346	48,946
6,288	6,664	710	294
(77,919)	(127,339)	(15,752)	(16,265)
104,339	3,421	21,304	32,975

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

	Cash Reserves Fund		Bond Fund
Year Ended October 31,	2012	2011	2012	2011
Net Assets at beginning of period	$ 13,898,862	$ 13,743,471	$194,577,898	$216,815,810
Increase (decrease) in net assets from operations:
Net investment income	–	–	3,795,054	5,202,419
Net realized gain (loss)	(1)	5	3,140,346	363,239
Net unrealized appreciation (depreciation)	–	–	(1,952,463)	1,161,020
Net increase (decrease) in net assets from operations	(1)	5	4,982,937	6,726,678
Distributions to shareholders from:
Net investment income
Class A	–	–	(1,068,087)	(1,050,389)
Class B	–	–	(95,578)	(122,389)
Class Y	–	–	(2,676,061)	(4,001,052)
Net realized gains
Class A	–	–	–	–
Class Y	–	–	–	–
Total distributions	–	–	(3,839,726)	(5,173,830)
Capital Stock transactions:
Class A Shares
Shares sold	6,411,177	9,289,159	7,560,580	7,090,415
Issued to shareholders in reinvestment of distributions	–	–	1,004,430	981,197
Shares redeemed	(7,054,867)	(8,679,197)	(6,971,049)	(8,998,457)
Net increase (decrease) from capital stock transactions	(643,690)	609,962	1,593,961	(926,845)
Class B Shares
Shares sold	130,529	639,104	2,278,896	685,539
Issued to shareholders in reinvestment of distributions	–	–	94,633	119,275
Shares redeemed	(905,748)	(1,093,680)	(1,999,266)	(3,541,575)
Net increase (decrease) from capital stock transactions	(775,219)	(454,576)	374,263	(2,736,761)
Class Y Shares
Shares sold			9,859,822	15,145,259
Issued to shareholders in reinvestment of distributions			278,173	1,292,205
Shares redeemed			(81,581,736)	(36,564,618)
Net decrease from capital stock transactions			(71,443,741)	(20,127,154)
Total net increase (decrease) from capital stock transactions	(1,418,909)	155,386	(69,475,517)	(23,790,760)
Total increase (decrease) in net assets	(1,418,910)	155,391	(68,332,306)	(22,237,912)
Net Assets at end of period	$ 12,479,952	$ 13,898,862	$126,245,592	$194,577,898
Undistributed net investment income	$ –	$ –	$ 14,965	$ 83,385
Capital Share transactions:
Class A Shares
Shares sold	6,411,177	9,289,159	709,207	682,691
Issued to shareholders in reinvestment of distributions	–	–	94,226	94,715
Shares redeemed	(7,054,867)	(8,679,197)	(654,505)	(871,910)
Net increase (decrease) from capital share transactions	(643,690)	609,962	148,928	(94,504)
Class B Shares
Shares sold	130,529	639,104	213,572	65,667
Issued to shareholders in reinvestment of distributions	–	–	8,873	11,533
Shares redeemed	(905,748)	(1,093,680)	(187,778)	(342,627)
Net increase (decrease) from capital share transactions	(775,219)	(454,576)	34,667	(265,427)
Class Y Shares
Shares sold			927,096	1,437,823
Issued to shareholders in reinvestment of distributions			26,188	125,007
Shares redeemed			(7,673,765)	(3,544,853)
Net decrease from capital share transactions			(6,720,481)	(1,982,023)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

	High Income Fund		Diversified Income Fund
Year Ended October 31,	2012	2011	2012	2011
Net Assets at beginning of period	$109,894,185	$124,464,299	$ 88,819,418	$ 91,550,650
Increase in net assets from operations:
Net investment income	6,568,390	7,763,690	1,931,077	2,120,021
Net realized gain on investments and options transactions	2,367,981	4,106,214	1,282,486	3,845,446
Net unrealized appreciation (depreciation)	556,083	(6,211,188)	5,385,049	220,319
Net increase in net assets from operations	9,492,454	5,658,716	8,598,612	6,185,786
Distributions to shareholders from:
Net investment income
Class A	(1,699,686)	(1,652,085)	(1,711,801)	(1,804,981)
Class B	(154,205)	(225,296)	(206,557)	(306,884)
Class C			(1.327)
Class Y	(4,841,184)	(5,944,123)	–	–
Total distributions	(6,695,075)	(7,821,504)	(1,919,685)	(2,111,865)
Capital Stock transactions:
Class A Shares
Shares sold	4,302,192	3,839,404	16,959,889	8,593,838
Issued to shareholders in reinvestment of distributions	1,394,116	1,356,721	1,676,783	1,765,457
Shares redeemed	(4,692,747)	(4,359,911)	(10,192,166)	(13,722,943)
Net increase (decrease) from capital stock transactions	1,003,561	836,214	8,444,506	(3,363,648)
Class B Shares
Shares sold	828,079	193,454	2,570,360	1,855,392
Issued to shareholders in reinvestment of distributions	137,349	198,809	204,674	302,436
Shares redeemed	(1,095,552)	(1,870,845)	(5,382,351)	(5,599,333)
Net decrease from capital stock transactions	(130,124)	(1,478,582)	(2,607,317)	(3,441,505)
Class C Shares
Shares sold			928,648
Issued to shareholders in reinvestment of distributions			1,306
Shares redeemed			(2,525)
Net increase from capital stock transactions			927,429
Class Y Shares
Shares sold	3,503,814	11,647,172
Issued to shareholders in reinvestment of distributions	22,416	274,445
Shares redeemed	(33,926,002)	(23,686,575)
Net decrease from capital stock transactions	(30,399,772)	(11,764,958)
Total net increase (decrease) from capital stock transactions	(29,526,335)	(12,407,326)	6,764,618	(6,805,153)
Total increase (decrease) in net assets	(26,728,956)	(14,570,114)	13,443,545	(2,731,232)
Net Assets at end of period	$ 83,165,229	$109,894,185	$102,262,963	$ 88,819,418
Undistributed net investment income	$ 345,910	$ 150,065	$ 10,986	$ 3,645
Capital Share transactions:
Class A Shares
Shares sold	609,219	544,373	1,392,685	741,735
Issued to shareholders in reinvestment of distributions	197,816	193,424	137,621	153,220
Shares redeemed	(661,444)	(616,870)	(837,293)	(1,197,436)
Net increase (decrease) from capital share transactions	145,591	120,927	693,013	(302,481)
Class B Shares
Shares sold	115,954	26,987	209,678	160,437
Issued to shareholders in reinvestment of distributions	19,195	27,913	16,747	26,138
Shares redeemed	(153,326)	(261,662)	(440,167)	(482,146)
Net decrease from capital share transactions	(18,177)	(206,762)	(213,742)	(295,571)
Class C Shares
Shares sold			73,355
Issued to shareholders in reinvestment of distributions			103
Shares redeemed			(200)
Net increase from capital share transactions			73,258
Class Y Shares
Shares sold	505,952	1,708,180
Issued to shareholders in reinvestment of distributions	3,306	39,333
Shares redeemed	(4,814,252)	(3,354,517)
Net decrease from capital share transactions	(4,304,994)	(1,607,004)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

	Equity Income Fund
Year Ended October 31,	2012	2011
Net Assets at beginning of period	$ 67,466,736	$ 35,520,264
Increase in net assets from operations:
Net investment income (loss)	71,096	(72,344)
Net realized gain on investments and options transactions	8,568,289	4,751,173
Net unrealized depreciation on investments and options transactions	(1,215,306)	(1,818,380)
Net increase in net assets from operations	7,424,079	2,860,449
Distributions to shareholders from:
Net investment income
Class A	–	–
Class Y	(46,384)	–
Net realized gains
Class A	(425,229)	(364,554)
Class C	(8,339)	–
Class Y	(7,438,957)	(3,619,585)
Class R6	(2,058)	–
Total distributions	(7,920,967)	(3,984,139)
Capital Stock transactions:
Class A Shares
Shares sold	2,471,567	1,705,545
Issued to shareholders in reinvestment of distributions	408,292	351,254
Shares redeemed	(600,124)	(675,671)
Net increase from capital stock transactions	2,279,735	1,381,128
Class C Shares
Shares sold	528,648
Issued to shareholders in reinvestment of distributions	8,133
Shares redeemed	–
Net increase from capital stock transactions	536,781
Class Y Shares
Shares sold	46,994,347	40,372,210
Issued to shareholders in reinvestment of distributions	436,737	43,676
Shares redeemed	(28,612,946)	(8,726,852)
Net increase from capital stock transactions	18,818,138	31,689,034
Class R6 Shares
Shares sold	100,000
Issued to shareholders in reinvestment of distributions	2,058
Net increase from capital stock transactions	102,058
Total net increase from capital stock transactions	21,736,712	33,070,162
Total increase in net assets	21,239,824	31,946,472
Net Assets at end of period	$ 88,706,560	$ 67,466,736
Undistributed net investment income	$ 24,712	$ –
Capital Share transactions:
Class A Shares
Shares sold	247,158	168,040
Issued to shareholders in reinvestment of distributions	41,590	35,966
Shares redeemed	(60,508)	(68,002)
Net increase from capital share transactions	228,240	136,004
Class C Shares
Shares sold	53,328
Issued to shareholders in reinvestment of distributions	827
Shares redeemed	–
Net increase from capital share transactions	54,155
Class Y Shares
Shares sold	4,700,801	4,164,918
Issued to shareholders in reinvestment of distributions	44,135	4,957
Shares redeemed	(2,879,140)	(880,662)
Net increase from capital share transactions	1,865,796	3,289,213
Class R6 Shares
Shares sold	10,288
Issued to shareholders in reinvestment of distributions	208
Net increase from capital share transactions	10,496

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund
Year Ended October 31,	2012	2011	2012	2011
Net Assets at beginning of period	$139,813,547	$152,616,104	$116,770,538	$152,562,429
Increase in net assets from operations:
Net investment income	2,330,148	2,277,582	219,333	80,676
Net realized gain	5,413,750	7,698,135	3,134,792	16,382,050
Net unrealized appreciation (depreciation)	11,695,666	5,024,639	5,345,945	(8,658,903)
Net increase in net assets from operations	19,439,564	15,000,356	8,700,070	7,803,823
Distributions to shareholders from:
Net investment income
Class A	(834,914)	(668,428)	(9)	(58,148)
Class B	(54,356)	(42,622)	–	–
Class Y	(1,426,893)	(1,265,448)	(79,708)	(301,378)
Total distributions	(2,316,163)	(1,976,498)	(79,717)	(359,526)
Capital Stock transactions:
Class A Shares
Shares sold	4,471,921	4,933,316	5,061,091	4,948,607
Issued to shareholders in reinvestment of distributions	819,618	655,541	9	57,439
Shares redeemed	(7,814,640)	(9,577,922)	(6,795,165)	(7,853,822)
Net decrease from capital stock transactions	(2,523,101)	(3,989,065)	(1,734,065)	(2,847,776)
Class B Shares
Shares sold	343,203	665,658	416,580	708,800
Issued to shareholders in reinvestment of distributions	53,910	42,129	–	–
Shares redeemed	(2,617,278)	(3,154,649)	(2,720,479)	(3,269,113)
Net decrease from capital stock transactions	(2,220,165)	(2,446,862)	(2,303,899)	(2,560,313)
Class Y Shares
Shares sold	10,978,450	5,796,947	15,807,505	958,486
Issued to shareholders in reinvestment of distributions	14,923	–	740	119
Shares redeemed	(14,337,466)	(25,187,435)	(17,648,986)	(38,786,704)
Net decrease from capital stock transactions	(3,344,093)	(19,390,488)	(1,840,741)	(37,828,099)
Total net increase (decrease) from capital stock transactions	(8,087,359)	(25,826,415)	(5,878,705)	(43,236,188)
Total increase (decrease) in net assets	9,036,042	(12,802,557)	2,741,648	(35,791,891)
Net Assets at end of period	$148,849,589	$139,813,547	$119,512,186	$116,770,538
Undistributed net investment income	$ 1,875,023	$ 1,860,913	$ 220,282	$ 79,708
Capital Share transactions:
Class A Shares
Shares sold	339,012	399,608	300,073	308,234
Issued to shareholders in reinvestment of distributions	65,517	54,765	1	3,597
Shares redeemed	(588,442)	(779,278)	(405,649)	(490,786)
Net decrease from capital share transactions	(183,913)	(324,905)	(105,575)	(178,955)
Class B Shares
Shares sold	26,209	54,739	27,187	48,179
Issued to shareholders in reinvestment of distributions	4,358	3,558	–	–
Shares redeemed	(200,764)	(259,584)	(177,945)	(223,275)
Net decrease from capital share transactions	(170,197)	(201,287)	(150,758)	(175,096)
Class Y Shares
Shares sold	824,369	478,071	935,714	60,055
Issued to shareholders in reinvestment of distributions	1,194	–	47	7
Shares redeemed	(1,087,426)	(2,082,826)	(1,038,659)	(2,441,064)
Net decrease from capital share transactions	(261,863)	(1,604,755)	(102,898)	(2,381,002)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

	Mid Cap Fund		Small Cap Fund
Year Ended October 31,	2012	2011	2012	2011
Net Assets at beginning of period	$111,303,061	$ 78,606,852	$ 20,505,842	$ 32,042,388
Increase (decrease) in net assets from operations:
Net investment income (loss)	(291,051)	(33,474)	139,649	182,774
Net realized gain	2,100,913	10,632,924	1,808,408	3,296,100
Net unrealized appreciation (depreciation)	15,277,918	(1,507,500)	545,958	(209,651)
Net increase (decrease) in net assets from operations	17,087,780	9,091,950	2,494,015	3,269,223
Distributions to shareholders from:
Net investment income
Class A	–	–	(2)	(12,733)
Class B	–	–	–	(903)
Class Y	–	–	(506)	(176,780)
Net realized gains
Class A	–	–	(106,289)	–
Class B	–	–	(9,033)	–
Class Y	–	–	(533,628)	–
Total distributions	–	–	(649,458)	(190,416)
Capital Stock transactions:
Class A Shares
Shares sold	4,875,516	5,189,491	651,324	990,222
Issued to shareholders in reinvestment of distributions	–	–	106,290	12,733
Shares redeemed	(6,590,652)	(8,625,351)	(342,284)	(536,474)
Redemption fees	–	–	402	2,319
Net increase (decrease) from capital stock transactions	(1,715,136)	(3,435,860)	415,732	468,800
Class B Shares
Shares sold	283,914	520,038	49,659	114,582
Issued to shareholders in reinvestment of distributions	–	–	8,926	873
Shares redeemed	(3,273,176)	(3,229,600)	(30,124)	(128,820)
Net increase (decrease) from capital stock transactions	(2,989,262)	(2,709,562)	28,461	(13,365)
Class Y Shares
Shares sold	31,885,950	41,483,407	269,929	17,707
Issued to shareholders in reinvestment of distributions	–	–	–	–
Shares redeemed	(18,175,311)	(11,733,726)	(4,997,865)	(15,088,495)
Net increase (decrease) from capital stock transactions	13,710,639	29,749,681	(4,727,936)	(15,070,788)
Total net increase (decrease) from capital stock transactions	9,006,241	23,604,259	(4,283,743)	(14,615,353)
Total increase (decrease) in net assets	26,094,021	32,696,209	(2,439,186)	(11,536,546)
Net Assets at end of period	$137,397,082	$111,303,061	$ 18,066,656	$ 20,505,842
Undistributed net investment income	$ (291,051)	$ –	$ 123,791	$ 498
Capital Share transactions:
Class A Shares
Shares sold	682,033	790,275	57,143	89,570
Issued to shareholders in reinvestment of distributions	–	–	9,971	1,139
Shares redeemed	(927,953)	(1,310,630)	(30,008)	(49,774)
Net increase (decrease) from capital share transactions	(245,920)	(520,355)	37,106	40,935
Class B Shares
Shares sold	43,505	85,309	4,438	10,434
Issued to shareholders in reinvestment of distributions	–	–	857	79
Shares redeemed	(503,207)	(531,886)	(2,737)	(12,137)
Net increase (decrease) from capital share transactions	(459,702)	(446,577)	2,558	(1,624)
Class Y Shares
Shares sold	4,408,511	6,347,479	22,902	1,565
Issued to shareholders in reinvestment of distributions	–	–	–	–
Shares redeemed	(2,492,781)	(1,832,006)	(436,397)	(1,369,753)
Net increase (decrease) from capital share transactions	1,915,730	4,515,473	(413,495)	(1,368,188)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Statements of Changes in Net Assets

International Stock Fund
2012	2011
$ 68,992,523	$102,780,265

665,605	1,390,323
3,794,611	7,545,592
344,807	(10,559,684)
4,805,023	(1,623,769)

(424,281)	(333,583)
(56,775)	(38,465)
(973,905)	(1,149,092)

–	–
–	–
–	–
(1,454,961)	(1,521,140)

1,766,826	2,871,288
418,874	327,020
(3,314,254)	(4,977,102)
–	315
(1,128,554)	(1,778,479)

180,977	296,343
56,439	38,117
(1,117,821)	(1,142,294)
(880,405)	(807,834)

5,210,309	492,127
7,305	–
(28,050,045)	(28,548,647)
(22,832,431)	(28,056,520)
(24,841,390)	(30,642,833)
(21,491,328)	(33,787,742)
$ 47,501,195	$ 68,992,523
$ 595,689	$ 1,428,662

173,514	268,949
44,656	30,764
(326,980)	(469,641)
(108,810)	(169,928)

17,929	28,118
6,108	3,630
(111,399)	(108,680)
(87,362)	(76,932)

514,327	47,000
780	–
(2,741,504)	(2,693,985)
(2,226,397)	(2,646,985)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$9.94	$10.02	$ 9.34	$ 8.53	$11.13
Income from Investment Operations:
Net investment income1	0.24	0.25	0.27	0.24	0.28
Net realized and unrealized gain (loss) on investments	0.50	0.04	0.70	0.98	(2.58)
Total from investment operations	0.74	0.29	0.97	1.22	(2.30)
Less Distributions:
Distributions from net investment income	(0.25)	(0.37)	(0.29)	(0.41)	(0.27)
Distributions from capital gains	–	–	–	-	(0.03)
Total distributions	(0.25)	(0.37)	(0.29)	(0.41)	(0.30)
Net increase (decrease) in net asset value	0.49	(0.08)	0.68	0.81	(2.60)
Net Asset Value at end of period	$10.43	$ 9.94	$10.02	$ 9.34	$ 8.53
Total Return (%)2	7.60	3.00	10.58	14.91	(21.19)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$41,905	$35,293	$33,274	$27,225	$19,753
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.92	1.14
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.34	2.40	2.79	2.80	2.75
Portfolio Turnover (%)3	40	26	50	38	90
CLASS B
Net Asset Value at beginning of period	$9.94	$10.03	$9.34	$ 8.48	$11.07
Income from Investment Operations:
Net investment income1	0.16	0.17	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.50	0.05	0.71	0.98	(2.55)
Total from investment operations	0.66	0.22	0.91	1.16	(2.37)
Less Distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.22)	(0.30)	(0.19)
Distributions from capital gains	–	–	–	–	(0.03)
Total distributions	(0.18)	(0.31)	(0.22)	(0.30)	(0.22)
Net increase (decrease) in net asset value	0.48	(0.09)	0.69	0.86	(2.59)
Net Asset Value at end of period	$10.42	$ 9.94	$10.03	$ 9.34	$ 8.48
Total Return (%) 2	6.75	2.19	9.87	14.09	(21.82)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,521	$ 8,203	$8,363	$6,287	$5,506
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.68	1.89
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.61	1.67	2.04	2.16	2.01
Portfolio Turnover (%)3	40	26	50	38	90

1	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND (continued)
	Year Ended October 31,				Inception to 10/31/081
	2012	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 9.95	$10.04	$ 9.35	$ 8.48	$10.47
Income from Investment Operations:
Net investment income2	0.16	0.19	0.20	0.16	0.03
Net realized and unrealized gain (loss) on investments	0.50	0.03	0.71	1.01	(2.02)
Total from investment operations	0.66	0.22	0.91	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.22)	(0.30)	–
Total distributions	(0.18)	(0.31)	(0.22)	(0.30)	–
Net increase (decrease) in net asset value	0.48	(0.09)	0.69	0.87	(1.99)
Net Asset Value at end of period	$10.43	$ 9.95	$10.04	$ 9.35	$ 8.48
Total Return (%)3	6.75	2.19	9.86	14.21	(19.01)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$10,813	$5,846	$5,417	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.87	2.675
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.455
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.49	1.76	2.03	2.03	0.605
Portfolio Turnover (%)6	40	26	50	38	90

MODERATE ALLOCATION FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 9.76	$ 9.63	$ 8.77	$ 7.84	$11.82
Income from Investment Operations:
Net investment income2	0.19	0.16	0.18	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.63	0.22	0.83	0.93	(3.88)
Total from investment operations	0.82	0.38	1.01	1.08	(3.72)
Less Distributions:
Distributions from net investment income	(0.23)	(0.25)	(0.15)	(0.15)	(0.18)
Distributions from capital gains	–	–	–	–	(0.08)
Total distributions	(0.23)	(0.25)	(0.15)	(0.15)	(0.26)
Net increase (decrease) in net asset value	0.59	0.13	0.86	0.93	(3.98)
Net Asset Value at end of period	$10.35	$ 9.76	$ 9.63	$ 8.77	$ 7.84
Total Return (%)3	8.55	3.97	11.68	14.12	(32.18)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$92,954	$84,321	$79,765	$64,631	$50,326
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.78	0.79
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.86	1.64	1.98	1.93	1.41
Portfolio Turnover (%)6	50	20	54	30	83

1	Commenced investment operations February 29, 2008.
2	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
3	Total return without applicable sales charge.
4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$ 9.70	$ 9.58	$ 8.72	$ 7.80	$11.75
Income from Investment Operations:
Net investment income6	0.11	0.08	0.10	0.10	0.06
Net realized and unrealized gain (loss) on investments	0.63	0.21	0.84	0.92	(3.84)
Total from investment operations	0.74	0.29	0.94	1.02	(3.78)
Less Distributions:
Distributions from net investment income	(0.15)	(0.17)	(0.08)	(0.10)	(0.09)
Distributions from capital gains	–	–	–	–	(0.08)
Total distributions	(0.15)	(0.17)	(0.08)	(0.10)	(0.17)
Net increase (decrease) in net asset value	0.59	0.12	0.86	0.92	(3.95)
Net Asset Value at end of period	$10.29	$ 9.70	$ 9.58	$ 8.72	$ 7.80
Total Return (%)2	7.77	3.19	10.78	13.20	(32.64)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,821	$ 26,928	$25,002	$20,221	$17,728
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.53	1.54
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.11	0.88	1.24	1.26	0.66
Portfolio Turnover (%)5	50	20	54	30	83

	Year Ended October 31,				Inception to 10/31/081
	2012	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 9.71	$ 9.58	$ 8.72	$ 7.80	$10.61
Income from Investment Operations:
Net investment income6	0.10	0.08	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.64	0.22	0.84	0.93	(2.83)
Total from investment operations	0.74	0.30	0.94	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.15)	(0.17)	(0.08)	(0.10)	–
Total distributions	(0.15)	(0.17)	(0.08)	(0.10)	–
Net increase (decrease) in net asset value	0.59	0.13	0.86	0.92	(2.81)
Net Asset Value at end of period	$10.30	$ 9.71	$ 9.58	$ 8.72	$ 7.80
Total Return (%)2	7.77	3.19	10.89	13.20	(26.48)3
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,253	$3,939	$3,856	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.74	2.384
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.02	0.90	1.23	0.98	0.394
Portfolio Turnover (%)5	50	20	54	30	83

1	Commenced investment operations February 29, 2008.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
6	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 9.32	$ 9.04	$ 8.12	$ 7.16	$12.53
Income from Investment Operations:
Net investment income4	0.12	0.07	0.09	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.70	0.32	0.92	0.92	(5.18)
Total from investment operations	0.82	0.39	1.01	1.00	(5.14)
Less Distributions:
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.04)	(0.13)
Distributions from capital gains	–	–	–	–	(0.10)
Total distributions	(0.13)	(0.11)	(0.09)	(0.04)	(0.23)
Net increase (decrease) in net asset value	0.69	0.28	0.92	0.96	(5.37)
Net Asset Value at end of period	$10.01	$ 9.32	$ 9.04	$ 8.12	$ 7.16
Total Return (%)2	8.87	4.29	12.50	14.00	(41.73)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,282	$ 30,190	$27,823	$21,855	$14,975
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	1.11	1.25
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.22	0.74	1.03	1.06	0.09
Portfolio Turnover (%)3	67	29	62	17	91

CLASS B
Net Asset Value at beginning of period	$ 9.23	$ 8.96	$ 8.05	$ 7.12	$12.46
Income from Investment Operations:
Net investment income (loss)4	0.05	0.001	0.03	0.03	(0.06)
Net realized and unrealized gain (loss) on investments	0.68	0.32	0.91	0.90	(5.14)
Total from investment operations	0.73	0.32	0.94	0.93	(5.20)
Less Distributions:
Distributions from net investment income	(0.07)	(0.05)	(0.03)	–	(0.04)
Distributions from capital gains	–	–	–	–	(0.10)
Total distributions	(0.07)	(0.05)	(0.03)	–	(0.14)
Net increase (decrease) in net asset value	0.66	0.27	0.91	0.93	(5.34)
Net Asset Value at end of period	$ 9.89	$ 9.23	$ 8.96	$ 8.05	$ 7.12
Total Return (%)2	7.99	3.54	11.67	13.06	(42.17)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$10,787	$ 9,975	$9,109	$7,518	$6,050
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.88	2.00
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.48	(0.00)1	0.30	0.44	(0.73)
Portfolio Turnover (%)3	67	29	62	17	90

1	Amounts represent less than $0.005 per share.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND (continued)
	Year Ended October 31,				Inception to 10/31/081
	2012	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 9.24	$ 8.97	$ 8.06	$ 7.12	$10.70
Income from Investment Operations:
Net investment income (loss)8	0.03	(0.02)	0.03	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.70	0.34	0.91	0.93	(3.52)
Total from investment operations	0.73	0.32	0.94	0.94	(3.58)
Less Distributions:
Distributions from net investment income	(0.07)	(0.05)	(0.03)	–	–
Total distributions	(0.07)	(0.05)	(0.03)	–	–
Net increase (decrease) in net asset value	0.66	0.27	0.91	0.94	(3.58)
Net Asset Value at end of period	$ 9.90	$ 9.24	$ 8.97	$ 8.06	$ 7.12
Total Return (%)2	7.98	3.54	11.66	13.20	(33.46)3
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,099	$828	$508	$ 470	$ 229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	3.72	7.844
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.32	(0.32)	0.34	0.28	(1.23)4
Portfolio Turnover (%)6	67	29	62	17	91

CASH RESERVES FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income (loss)8	0.005	0.005	(0.00)5	0.005	0.02
Total from investment operations	0.005	0.005	(0.00)5	0.005	0.02
Less Distributions:
Distributions from net investment income	–	–	–	(0.00)5	(0.02)
Total distributions	–	–	–	(0.00)5	(0.02)
Net increase (decrease) in net asset value	0.00	0.00	(0.00)5	(0.00)5	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.00	0.00	0.07	2.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,654	$12,298	$11,687	$13,690	$15,339
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.55	0.55	0.55	0.80	1.02
After reimbursement and waiver of expenses by Adviser (%)	0.087	0.107	0.147	0.33	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.007	0.007	0.007	0.07	2.16

1	Commenced investment operations February 29, 2008.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Amounts represent less than $0.005 per share.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
7	Ratio is net of fees waived by the adviser and distributor (See Note 3).
8	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

CASH RESERVES FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income (loss)1	0.003	0.003	(0.00)3	0.003	0.01
Total from investment operations	0.003	0.003	(0.00)3	0.003	0.01
Less Distributions:
Distributions from net investment income	–	–	–	(0.00)3	(0.01)
Total distributions	0.00	0.00	0.00	(0.00)3	(0.01)
Net increase (decrease) in net asset value	0.00	0.00	(0.00)3	(0.00)3	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.00	0.00	0.01	1.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$826	$1,601	$2,056	$3,250	$4,655
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.30	1.30	1.30	1.56	1.77
After reimbursement and waiver of expenses by Adviser (%)	0.074	0.104	0.144	0.40	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.004	0.004	0.004	0.01	1.32
BOND FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$10.59	$10.46	$10.11	$ 9.48	$ 9.78
Income from Investment Operations:
Net investment income1	0.26	0.26	0.25	0.30	0.39
Net realized and unrealized gain (loss) on investments	0.07	0.13	0.35	0.63	(0.30)
Total from investment operations	0.33	0.39	0.60	0.93	0.09
Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.25)	(0.30)	(0.39)
Total distributions	(0.26)	(0.26)	(0.25)	(0.30)	(0.39)
Net increase (decrease) in net asset value	0.07	0.13	0.35	0.63	(0.30)
Net Asset Value at end of period	$10.66	$10.59	$10.46	$10.11	$ 9.48
Total Return (%)2	3.11	3.81	5.97	9.91	0.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,671	$43,775	$44,238	$44,099	$37,882
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.94	1.02
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.41	2.54	2.42	3.04	4.05
Portfolio Turnover (%)5	6	12	7	37	22

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Amounts represent less than $0.005 per share.
4	Ratio is net of fees waived by the adviser and distributor (see Note 3).
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$10.59	$10.46	$10.12	$ 9.48	$ 9.78
Income from Investment Operations:
Net investment income3	0.18	0.19	0.17	0.23	0.32
Net realized and unrealized gain (loss) on investments	0.08	0.12	0.34	0.64	(0.30)
Total from investment operations	0.26	0.31	0.51	0.87	0.02
Less Distributions:
Distributions from net investment income	(0.18)	(0.18)	(0.17)	(0.23)	(0.32)
Total distributions	(0.18)	(0.18)	(0.17)	(0.23)	(0.32)
Net increase (decrease) in net asset value	0.08	0.13	0.34	0.64	(0.30)
Net Asset Value at end of period	$10.67	$10.59	$10.46	$10.12	$ 9.48
Total Return (%) 1	2.43	3.04	5.08	9.20	0.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,088	$5,678	$8,388	$9,363	$15,941
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.69	1.77
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.66	1.78	1.68	2.37	3.29
Portfolio Turnover (%)2	6	12	7	37	22

CLASS Y
Net Asset Value at beginning of period	$10.58	$10.46	$10.11	$ 9.47	$ 9.77
Income from Investment Operations:
Net investment income3	0.29	0.29	0.27	0.32	0.42
Net realized and unrealized gain (loss) on investments	0.06	0.12	0.35	0.64	(0.30)
Total from investment operations	0.35	0.41	0.62	0.96	0.12
Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.27)	(0.32)	(0.42)
Total distributions	(0.29)	(0.29)	(0.27)	(0.32)	(0.42)
Net increase (decrease) in net asset value	0.06	0.12	0.35	0.64	(0.30)
Net Asset Value at end of period	$10.64	$10.58	$10.46	$10.11	$ 9.47
Total Return (%)1	3.36	4.03	6.23	10.30	1.14
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$74,486	$145,125	$164,190	$147,145	$105,043
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.69	0.76
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.64	2.79	2.67	3.28	4.23
Portfolio Turnover (%)2	6	12	7	37	22

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 6.95	$ 7.10	$ 6.66	$ 5.57	$ 7.29
Income from Investment Operations:
Net investment income3	0.45	0.48	0.51	0.46	0.47
Net realized and unrealized gain (loss) on investments	0.20	(0.16)	0.43	1.09	(1.65)
Total from investment operations	0.65	0.32	0.94	1.55	(1.18)
Less Distributions:
Distributions from net investment income	(0.45)	(0.47)	(0.50)	(0.46)	(0.54)
Total distributions	(0.45)	(0.47)	(0.50)	(0.46)	(0.54)
Net increase (decrease) in net asset value	0.20	(0.15)	0.44	1.09	(1.72)
Net Asset Value at end of period	$ 7.15	$ 6.95	$ 7.10	$ 6.66	$ 5.57
Total Return (%) 1	9.67	4.61	14.73	28.98	(17.24)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,061	$25,299	$24,986	$25,684	$17,818
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.05	1.14
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.35	6.73	7.38	7.78	6.77
Portfolio Turnover (%)2	36	55	47	73	59

CLASS B
Net Asset Value at beginning of period	$ 7.05	$ 7.19	$ 6.74	$ 5.63	$ 7.32
Income from Investment Operations:
Net investment income3	0.40	0.44	0.46	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.20	(0.17)	0.44	1.09	(1.70)
Total from investment operations	0.60	0.27	0.90	1.53	(1.25)
Less Distributions:
Distributions from net investment income	(0.39)	(0.41)	(0.45)	(0.42)	(0.44)
Total distributions	(0.39)	(0.41)	(0.45)	(0.42)	(0.44)
Net increase (decrease) in net asset value	0.21	(0.14)	0.45	1.11	(1.69)
Net Asset Value at end of period	$ 7.26	$ 7.05	$ 7.19	$ 6.74	$ 5.63
Total Return (%)1	8.74	3.89	13.86	28.08	(17.93)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,983	$3,023	$4,571	$4,711	$ 5,833
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.81	1.90
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	5.60	6.01	6.62	7.01	6.04
Portfolio Turnover (%)2	36	55	47	73	59

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$ 6.92	$ 7.09	$ 6.65	$ 5.56	$ 7.30
Income from Investment Operations:
Net investment income3	0.47	0.49	0.52	0.47	0.48
Net realized and unrealized gain (loss) on investments	0.19	(0.16)	0.44	1.10	(1.65)
Total from investment operations	0.66	0.33	0.96	1.57	(1.17)
Less Distributions:
Distributions from net investment income	(0.48)	(0.50)	(0.52)	(0.48)	(0.57)
Total distributions	(0.48)	(0.50)	(0.52)	(0.48)	(0.57)
Net increase (decrease) in net asset value	0.18	(0.17)	0.44	1.09	(1.74)
Net Asset Value at end of period	$ 7.10	$ 6.92	$ 7.09	$ 6.65	$ 5.56
Total Return (%) 1	9.92	4.81	15.04	29.35	(17.09)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$53,121	$81,572	$94,907	$80,394	$33,127
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.80	0.89
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.61	7.00	7.61	8.04	7.03
Portfolio Turnover (%)2	36	55	47	73	59

DIVERSIFIED INCOME FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$11.68	$11.16	$10.17	$ 9.92	$13.24
Income from Investment Operations:
Net investment income3	0.26	0.29	0.34	0.38	0.45
Net realized and unrealized gain (loss) on investments	0.86	0.52	0.98	0.28	(2.30)
Total from investment operations	1.12	0.81	1.32	0.66	(1.85)
Less Distributions:
Distributions from net investment income	(0.26)	(0.29)	(0.33)	(0.41)	(0.47)
Distributions from capital gains	–	–	–	–	(1.00)
Total distributions	(0.26)	(0.29)	(0.33)	(0.41)	(1.47)
Net increase (decrease) in net asset value	0.86	0.52	0.99	0.25	(3.32)
Net Asset Value at end of period	$12.54	$11.68	$11.16	$10.17	$ 9.92
Total Return (%)1	9.69	7.32	13.15	7.07	(15.39)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$86,952	$72,913	$73,040	$71,014	$70,095
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.27	1.29
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.14	2.51	3.10	3.98	3.94
Portfolio Turnover (%)2	21	17	24	28	15

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$11.74	$11.22	$10.22	$ 9.96	$13.25
Income from Investment Operations:
Net investment income2	0.18	0.20	0.26	0.32	0.39
Net realized and unrealized gain (loss) on investments	0.86	0.52	0.99	0.28	(2.34)
Total from investment operations	1.04	0.72	1.25	0.60	(1.95)
Less Distributions:
Distributions from net investment income	(0.17)	(0.20)	(0.25)	(0.34)	(0.34)
Distributions from capital gains	–	–	–	–	(1.00)
Total distributions	(0.17)	(0.20)	(0.25)	(0.34)	(1.34)
Net increase (decrease) in net asset value	0.87	0.52	1.00	0.26	(3.29)
Net Asset Value at end of period	$12.61	$11.74	$11.22	$10.22	$9.96
Total Return (%) 3	8.89	6.47	12.35	6.24	(16.01)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,387	$15,906	$18,511	$18,322	$28,156
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	2.04	2.04
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.42	1.77	2.35	3.33	3.18
Portfolio Turnover (%)4	21	17	24	28	15

Inception to 10/31/121
CLASS C
Net Asset Value at beginning of period	$12.53
Income from Investment Operations:
Net investment income2	0.04
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.12
Less Distributions:
Distributions from net investment income	(0.04)
Total distributions	(0.04)
Net increase in net asset value	0.08
Net Asset Value at end of period	$12.61
Total Return (%) 3	0.945
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.836
After reimbursement of expenses by Adviser (%)	1.836
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.836
Portfolio Turnover (%)4	21

1	Commenced investment operations July 31, 2012.
2	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
3	Total return without applicable sales charge.
4	Portfolio Turnover is calculated at the fund level and represents the entire period.
5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND
	Year Ended October 31,		Inception to 10/31/101
	2012	2011
CLASS A
Net Asset Value at beginning of period	$ 9.76	$10.27	$10.00
Income from Investment Operations:
Net investment income (loss)2	0.008	0.008	(0.04)
Net realized and unrealized gain (loss) on investments	0.82	0.50	0.71
Total from investment operations	0.82	0.50	0.67
Less Distributions:
Distributions from net investment income	0.00	–	–
Distributions from capital gains	(0.82)	(1.01)	(0.40)
Total distributions	(0.82)	(1.01)	(0.40)
Net increase (decrease) in net asset value	0.00	(0.51)	0.27
Net Asset Value at end of period	$ 9.76	$ 9.76	$10.27
Total Return (%)3	8.61	5.22	7.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,297	$4,072	$2,886
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.24	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.24	1.25	1.25
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.15)	(0.44)	(0.64)
Portfolio Turnover (%)4	84	107	58

Inception to 10/31/127
CLASS C
Net Asset Value at beginning of period	$ 9.66
Income from Investment Operations:
Net investment income2	0.008
Net realized and unrealized gain on investments	0.28
Total from investment operations	0.28
Less Distributions:
Distributions from capital gains	(0.20)
Total distributions	(0.20)
Net increase in net asset value	0.08
Net Asset Value at end of period	$ 9.74
Total Return (%)3	2.885
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$527
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	1.966
After reimbursement of expenses by Adviser (%)	1.966
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.89)6
Portfolio Turnover (%)4	84

1	Fund was seeded on October 31, 2009.
2	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
3	Total return without applicable sales charge.
4	Portfolio Turnover is calculated at the fund level and represents the entire period.
5	Not annualized.
6	Annualized.
7	Commenced investment operations July 31, 2012.
8	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND (continued)
	Year Ended October 31,		Inception to 10/31/101
	2012	2011
CLASS Y
Net Asset Value at beginning of period	$ 9.81	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)2	0.008	0.03	(0.04)
Net realized and unrealized gain on investments	0.84	0.50	0.73
Total from investment operations	0.84	0.53	0.69
Less Distributions:
Distributions from net investment income	(0.02)	–	–
Distributions from capital gains	(0.81)	(1.01)	(0.40)
Total distributions	(0.83)	(1.01)	(0.40)
Net increase (decrease) in net asset value	0.01	(0.48)	0.29
Net Asset Value at end of period	$ 9.82	$ 9.81	$10.29
Total Return (%)3	8.73	5.51	7.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$81,779	$63,395	$32,634
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.09	(0.15)	(0.46)
Portfolio Turnover (%)6	84	107	58

Inception to 10/31/127
CLASS R6
Net Asset Value at beginning of period	$ 9.72
Income from Investment Operations:
Net investment income2	0.008
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.30
Less Distributions:
Distributions from capital gains	(0.20)
Total distributions	(0.20)
Net increase in net asset value	0.10
Net Asset Value at end of period	$ 9.82
Total Return (%)3	3.074
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$103
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.865
After reimbursement of expenses by Adviser (%)	0.865
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.175
Portfolio Turnover (%)6	84

1	Fund was seeded on October 31, 2009.
2	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
3	Total return without applicable sales charge.
4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire period.
7	Fund was seeded on July 31, 2012.
8	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$12.42	$11.40	$10.57	$10.60	$16.91
Income from Investment Operations:
Net investment income1	0.21	0.18	0.12	0.20	0.28
Net realized and unrealized gain (loss) on investments	1.55	0.98	0.85	(0.01)	(6.30)
Total from investment operations	1.76	1.16	0.97	0.19	(6.02)
Less Distributions:
Distributions from net investment income	(0.19)	(0.14)	(0.14)	(0.22)	(0.19)
Distributions from capital gains	–	–	–	–	(0.10)
Total distributions	(0.19)	(0.14)	(0.14)	(0.22)	(0.29)
Net increase (decrease) in net asset value	1.57	1.02	0.83	(0.03)	(6.31)
Net Asset Value at end of period	$13.99	$12.42	$11.40	$10.57	$10.60
Total Return (%)2	14.37	10.27	9.22	2.08	(36.17)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$58,537	$54,271	$53,520	$54,242	$58,075
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.19	1.16
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.18	1.16
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.51	1.44	1.07	2.00	1.87
Portfolio Turnover (%)3	25	39	70	86	55

CLASS B
Net Asset Value at beginning of period	$12.21	$11.20	$10.38	$10.42	$16.61
Income from Investment Operations:
Net investment income1	0.16	0.12	0.06	0.19	0.27
Net realized and unrealized gain (loss) on investments	1.47	0.94	0.82	(0.08)	(6.29)
Total from investment operations	1.63	1.06	0.88	0.11	(6.02)
Less Distributions:
Distributions from net investment income	(0.10)	(0.05)	(0.06)	(0.15)	(0.07)
Distributions from capital gains	–	–	–	–	(0.10)
Total distributions	(0.10)	(0.05)	(0.06)	(0.15)	(0.17)
Net increase (decrease) in net asset value	1.53	1.01	0.82	(0.04)	(6.19)
Net Asset Value at end of period	$13.74	$12.21	$11.20	$10.38	$10.42
Total Return (%)2	13.41	9.52	8.45	1.23	(36.59)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,768	$7,199	$8,863	$9,637	$14,993
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.91	1.91	1.91	1.95	1.91
After reimbursement of expenses by Adviser (%)	1.91	1.91	1.91	1.94	1.91
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.79	0.70	0.31	1.36	1.11
Portfolio Turnover (%)3	25	39	70	86	55

1	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$12.44	$11.42	$10.58	$10.62	$16.93
Income from Investment Operations:
Net investment income1	0.22	0.23	0.15	0.18	0.22
Net realized and unrealized gain (loss) on investments	1.57	0.97	0.86	0.03	(6.20)
Total from investment operations	1.79	1.20	1.01	0.21	(5.98)
Less Distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.17)	(0.25)	(0.23)
Return of capital	–	–	–	–	(0.10)
Total distributions	(0.22)	(0.18)	(0.17)	(0.25)	(0.33)
Net increase (decrease) in net asset value	1.57	1.02	0.84	(0.04)	(6.31)
Net Asset Value at end of period	$14.01	$12.44	$11.42	$10.58	$10.62
Total Return (%)2	14.64	10.53	9.58	2.24	(35.97)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$84,545	$78,344	$90,233	$80,167	$54,828
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	0.91	0.93	0.91
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.91	0.93	0.91
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.76	1.69	1.31	2.12	2.07
Portfolio Turnover (%)3	25	39	70	86	55

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$16.00	$15.20	$13.15	$11.07	$17.39
Income from Investment Operations:
Net investment income (loss)1	0.01	(0.01)	0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.17	0.83	2.08	2.05	(6.35)
Total from investment operations	1.18	0.82	2.10	2.10	(6.32)
Less Distributions:
Distributions from net investment income	–	(0.02)	(0.05)	(0.02)	–
Total distributions	–	(0.02)	(0.05)	(0.02)	–
Net increase (decrease) in net asset value	1.18	0.80	2.05	2.08	(6.32)
Net Asset Value at end of period	$17.18	$16.00	$15.20	$13.15	$11.07
Total Return (%)2	7.38	5.39	15.96	18.99	(36.34)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,824	$48,068	$48,389	$45,398	$38,538
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.31	1.34
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.08	(0.05)	0.13	0.41	0.18
Portfolio Turnover (%)3	71	77	79	105	141

1	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$14.64	$13.99	$12.16	$10.30	$16.29
Income from Investment Operations:
Net investment income (loss)1	(0.12)	(0.13)	(0.08)	(0.02)	(0.11)
Net realized and unrealized gain (loss) on investments	1.09	0.78	1.91	1.88	(5.88)
Total from investment operations	0.97	0.65	1.83	1.86	(5.99)
Net increase (decrease) in net asset value	0.97	0.65	1.83	1.86	(5.99)
Net Asset Value at end of period	$15.61	$14.64	$13.99	$12.16	$10.30
Total Return (%) 2	6.63	4.65	15.05	18.06	(36.77)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,731	$7,581	$9,698	$9,665	$13,580
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	2.07	2.10
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.68)	(0.79)	(0.62)	(0.30)	(0.56)
Portfolio Turnover (%)3	71	77	79	105	141

CLASS Y
Net Asset Value at beginning of period	$16.11	$15.30	$13.23	$11.14	$17.45
Income from Investment Operations:
Net investment income1	0.06	0.04	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.18	0.82	2.08	2.07	(6.37)
Total from investment operations	1.24	0.86	2.15	2.13	(6.31)
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.08)	(0.04)	–
Total distributions	(0.02)	(0.05)	(0.08)	(0.04)	–
Net increase (decrease) in net asset value	1.22	0.81	2.07	2.09	(6.31)
Net Asset Value at end of period	$17.33	$16.11	$15.30	$13.23	$11.14
Total Return (%)2	7.72	5.63	16.26	19.26	(36.16)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,956	$61,122	$94,475	$106,390	$70,203
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	1.06	1.09
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.33	0.22	0.38	0.63	0.45
Portfolio Turnover (%) 3	71	77	79	105	141

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 6.60	$ 5.95	$ 4.95	$ 4.08	$ 7.45
Income from Investment Operations:
Net investment loss1	(0.02)	(0.00)4	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.99	0.65	1.02	0.90	(3.28)
Total from investment operations	0.97	0.65	1.00	0.87	(3.32)
Less Distributions:
Distributions from capital gains	–	–	–	-	(0.05)
Total distributions	–	–	–	–	(0.05)
Net increase (decrease) in net asset value	0.97	0.65	1.00	0.87	(3.37)
Net Asset Value at end of period	$ 7.57	$ 6.60	$ 5.95	$ 4.95	$ 4.08
Total Return (%) 2	14.70	10.92	20.20	21.03	(44.71)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,424	$43,865	$42,627	$17,138	$14,241
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.56	1.44
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.40	1.40
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.33)	(0.05)	(0.50)	(0.61)	(0.56)
Portfolio Turnover (%)3	31	70	68	198	127

CLASS B
Net Asset Value at beginning of period	$ 6.04	$ 5.49	$ 4.60	$ 3.83	$ 7.04
Income from Investment Operations:
Net investment loss1	(0.08)	(0.06)	(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	0.92	0.61	0.94	0.83	(3.06)
Total from investment operations	0.84	0.55	0.89	0.77	(3.16)
Less Distributions:
Distributions from capital gains	–	–	–	–	(0.05)
Total distributions	–	–	–	–	(0.05)
Net increase (decrease) in net asset value	0.84	0.55	0.89	0.77	(3.21)
Net Asset Value at end of period	$ 6.88	$ 6.04	$ 5.49	$ 4.60	$ 3.83
Total Return (%)2	13.91	10.02	19.35	20.10	(45.18)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,147	$8,181	$9,879	$4,231	$4,891
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.32	2.19
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.15	2.15
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(1.07)	(0.79)	(1.24)	(1.34)	(1.32)
Portfolio Turnover (%)3	31	70	68	198	127

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$ 6.69	$ 6.01	$ 5.00	$ 4.11	$ 7.47
Income from Investment Operations:
Net investment income (loss)1	(0.01)	0.01	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.01	0.67	1.02	0.90	(3.29)
Total from investment operations	1.00	0.68	1.01	0.89	(3.31)
Less Distributions:
Distributions from capital gains	–	–	–	–	(0.05)
Total distributions	–	–	0.00	–	(0.05)
Net increase (decrease) in net asset value	1.00	0.68	1.01	0.89	(3.36)
Net Asset Value at end of period	$ 7.69	$ 6.69	$ 6.01	$ 5.00	$ 4.11
Total Return (%)2	14.95	11.31	20.20	21.65	(44.66)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$82,826	$59,257	$26,101	$23,389	$17,649
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.30	1.19
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.08)	0.18	(0.23)	(0.37)	(0.27)
Portfolio Turnover (%)3	31	70	68	198	127

SMALL CAP FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$10.79	$ 9.93	$ 8.24	$ 7.29	$10.36
Income from Investment Operations:
Net investment income1	0.06	0.04	0.004	0.03	0.22
Net realized and unrealized gain (loss) on investments	1.31	0.86	1.70	0.94	(3.07)
Total from investment operations	1.37	0.90	1.70	0.97	(2.85)
Redemption Fees (see Note 2)	–	0.01	–	–	–
Less Distributions:
Distributions from investment income	–	(0.05)	(0.01)	(0.02)	(0.05)
Distributions from capital gains	(0.35)	–	–	–	(0.17)
Total distributions	(0.35)	(0.05)	(0.01)	(0.02)	(0.22)
Net increase (decrease) in net asset value	1.02	0.86	1.69	0.95	(3.07)
Net Asset Value at end of period	$11.81	$10.79	$ 9.93	$ 8.24	$ 7.29
Total Return (%)2	13.08	9.12	20.60	13.30	(28.02)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,941	$3,201	$2,540	$1,301	$ 883
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	2.85	2.18
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.53	0.33	0.04	0.50	0.56
Portfolio Turnover (%)3	15	15	40	21	55

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Amount represents less than $0.005 per share.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$10.55	$ 9.78	$ 8.18	$ 7.24	$10.29
Income from Investment Operations:
Net investment income (loss)1	(0.02)	(0.06)	(0.07)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	1.27	0.86	1.67	0.94	(2.91)
Total from investment operations	1.25	0.80	1.60	0.92	(2.88)
Redemption Fees (see Note 2)	–	–	–	0.02	0.02
Less Distributions:
Distributions from net investment income	–	(0.03)	–	–	–
Distributions from capital gains	(0.35)	–	–	–	(0.17)
Total distributions	(0.35)	(0.03)	0.00	–	(0.17)
Net increase (decrease) in net asset value	0.90	0.77	1.60	0.94	(3.05)
Net Asset Value at end of period	$11.45	$10.55	$ 9.78	$ 8.18	$ 7.24
Total Return (%)2	12.21	8.20	19.56	12.98	(28.38)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$318	$266	$262	$100	$ 67
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.25	2.25	2.25	11.03	7.88
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.22)	(0.42)	(0.72)	(0.22)	(0.19)
Portfolio Turnover (%)3	15	15	40	21	55

CLASS Y
Net Asset Value at beginning of period	$10.77	$ 9.91	$ 8.22	$ 7.31	$10.37
Income from Investment Operations:
Net investment income1	0.10	0.07	0.03	0.05	0.06
Net realized and unrealized gain (loss) on investments	1.30	0.85	1.69	0.92	(2.88)
Total from investment operations	1.40	0.92	1.72	0.97	(2.82)
Less Distributions:
Distributions from net investment income	–	(0.06)	(0.03)	(0.06)	(0.07)
Distributions from capital gains	(0.35)	–	–	–	(0.17)
Total distributions	(0.35)	(0.06)	(0.03)	(0.06)	(0.24)
Net increase (decrease) in net asset value	1.05	0.86	1.69	0.91	(3.06)
Net Asset Value at end of period	$11.82	$10.77	$ 9.91	$ 8.22	$ 7.31
Total Return (%)2	13.39	9.29	20.90	13.53	(27.71)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,808	$17,039	$29,240	$20,389	$13,453
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.52	1.61
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.77	0.69	0.29	0.77	0.81
Portfolio Turnover (%)3	15	15	40	21	55

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$10.12	$10.58	$ 9.94	$ 8.47	$17.05
Income from Investment Operations:
Net investment income1	0.14	0.16	0.12	0.15	0.23
Net realized and unrealized gain (loss) on investments	0.76	(0.47)	0.77	1.69	(6.06)
Total from investment operations	0.90	(0.31)	0.89	1.84	(5.83)
Redemption Fees (see Note 2)	–	0.004	–	–	–
Less Distributions:
Distributions from net investment income	(0.21)	(0.15)	(0.25)	(0.16)	(0.24)
Distributions from capital gains	–	–	–	(0.21)	(2.51)
Total distributions	(0.21)	(0.15)	(0.25)	(0.37)	(2.75)
Net increase (decrease) in net asset value	0.69	(0.46)	0.64	1.47	(8.58)
Net Asset Value at end of period	$10.81	$10.12	$10.58	$ 9.94	$ 8.47
Total Return (%)2	9.23	(3.00)	9.01	22.82	(40.46)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,002	$20,763	$23,505	$23,094	$19,040
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.73	1.93
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.35	1.45	1.19	1.81	1.67
Portfolio Turnover (%)3	41	44	52	82	69

CLASS B
Net Asset Value at beginning of period	$9.92	$10.39	$ 9.76	$ 8.33	$16.79
Income from Investment Operations:
Net investment income1	0.09	0.08	0.05	0.14	0.18
Net realized and unrealized gain (loss) on investments	0.72	(0.47)	0.75	1.60	(6.01)
Total from investment operations	0.81	(0.39)	0.80	1.74	(5.83)
Less Distributions:
Distributions from net investment income	(0.15)	(0.08)	(0.17)	(0.10)	(0.12)
Distributions from capital gains	–	–	–	(0.21)	(2.51)
Total distributions	(0.15)	(0.08)	(0.17)	(0.31)	(2.63)
Net increase (decrease) in net asset value	0.66	(0.47)	0.63	1.43	(8.46)
Net Asset Value at end of period	$10.58	$ 9.92	$10.39	$ 9.76	$ 8.33
Total Return (%)2	8.39	(3.77)	8.26	21.91	(40.95)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,206	$3,872	$4,854	$5,109	$ 6,237
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.49	2.69
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.59	0.72	0.43	1.09	1.04
Portfolio Turnover (%)3	41	44	52	82	69

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$10.13	$10.59	$ 9.95	$ 8.48	$17.08
Income from Investment Operations:
Net investment income1	0.18	0.21	0.22	0.16	0.31
Net realized and unrealized gain (loss) on investments	0.75	(0.49)	0.69	1.70	(6.12)
Total from investment operations	0.93	(0.28)	0.91	1.86	(5.81)
Less Distributions:
Distributions from net investment income	(0.24)	(0.18)	(0.27)	(0.18)	(0.28)
Distributions from capital gains	–	–	–	(0.21)	(2.51)
Total distributions	(0.24)	(0.18)	(0.27)	(0.39)	(2.79)
Net increase (decrease) in net asset value	0.69	(0.46)	0.64	1.47	(8.60)
Net Asset Value at end of period	$10.82	$10.13	$10.59	$ 9.95	$ 8.48
Total Return (%)2	9.61	(2.85)	9.28	23.25	(40.41)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,294	$44,358	$74,421	$120,187	$81,569
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.47	1.68
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.36	1.70	1.42	2.07	2.25
Portfolio Turnover (%)3	41	44	52	82	69

1	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers thirteen funds (individually, a "Fund," collectively, the "Funds"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the "Investment Adviser"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Small Cap Fund, and the International Stock Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds (collectively, the "Core Funds"), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the "Allocation Funds"). The Core Funds, excluding the Cash Reserves, Diversified Income and Equity Income Funds, offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Cash Reserves Fund offers two classes of shares: Class A and B. The Equity Income Fund offers four classes of shares: Class A, C, Y and R6. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities, including American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Because the assets of the Allocation Funds consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAVs of the underlying funds. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded, except for the Equity Income Fund where they are valued at the mean of the best bid and ask prices across all option exchanges. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Investment Adviser do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Funds.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Notes to Financial Statements

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2012, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements." ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing." These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Funds have adopted this guidance and have determined that the updated standards have no material impact on the Funds’ financial statements.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Cash Reserves Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the International Stock Fund had net realized gains associated with currency transactions, and that amount of $19,520 is included in the Statements of Operations under the heading "Net realized gain (loss) on investments" for that Fund.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2012, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Cash Reserves Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the fund values it. At October 31, 2012, investments in securities of the Bond and Diversified Income Funds included illiquid securities. The aggregate values of illiquid securities held by the Bond and Diversified Income Funds were $3,015,678 and $1,729,455, respectively, which represent 2.4% and 1.7% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2012, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Bond Fund
American Association of Retired Persons	5/16/02	$ 786,214
ERAC USA Finance LLC	12/16/04	622,522
WM Wrigley Jr. Co.	6/21/10	1,239,776
		$2,648,512
Diversified Income Fund
American Association of Retired Persons	5/16/02	$ 786,214
ERAC USA Finance LLC	12/16/04	351,861
WM Wrigley Jr. Co.	6/21/10	279,949
		$1,418,024

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2012, only the Diversified Income Fund had delayed delivery securities.

Redemption Fees: The Small Cap and the International Stock Funds will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

Fair Value Measurements: Each Fund has adopted the FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of October 31, 2012, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/12
Conservative Allocation	$ 61,975,774	$ –	$ –	$ 61,975,774
Moderate Allocation	127,886,000	–	–	127,886,000
Aggressive Allocation	45,190,662	–	–	45,190,662
Cash Reserves1	367,036	12,067,692	–	12,434,728
Bond
Asset Backed	–	1,468,058	–	1,468,058
Corporate Notes and Bonds	–	24,244,463	–	24,244,463
Mortgage Backed	–	15,678,438	–	15,678,438
U.S. Government and Agency Obligations	–	82,145,254	–	82,145,254
Investment Companies	1,961,112	–	–	1,961,112
	1,961,112	123,536,213	–	125,497,325
High Income
Corporate Notes and Bonds	–	80,836,065	–	80,836,065
Investment Companies	1,206,218	–	–	1,206,218
	1,206,218	80,836,065	–	82,042,283
1 At October 31, 2012, all Level 2 securities held are Short Term Investments, see respective Portfolio of Investments.

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/12
Diversified Income
Common Stocks	$ 55,139,403	$ –	$ –	$ 55,139,403
Asset Backed	–	100,259	–	100,259
Corporate Notes and Bonds	–	13,818,092	–	13,818,092
Mortgage Backed	–	8,562,074	–	8,562,074
U.S. Government and Agency Obligations	–	18,472,394	–	18,472,394
Investment Companies	9,137,449	–	–	9,137,449
	64,276,852	40,952,819	–	105,229,671
Equity Income
Assets:
Common Stocks	70,933,512	–	–	70,933,512
U.S. Government and Agency Obligations	–	7,996,957	–	7,996,957
Repurchase Agreement	–	11,096,552	–	11,096,552
	70,933,512	19,093,509	–	90,027,021
Liabilities:
Options Written	1,827,228	–	–	1,827,228
Large Cap Value
Common Stocks	138,278,861	–	–	138,278,861
Investment Companies	10,027,353	–	–	10,027,353
	148,306,214	–	–	148,306,214
Large Cap Growth
Common Stocks	115,639,229	–	–	115,639,229
Investment Companies	5,505,511	–	–	5,505,511
	121,144,740	–	–	121,144,740
Mid Cap
Common Stocks	127,937,632	–	–	127,937,632
Investment Companies	9,640,157	–	–	9,640,157
	137,577,789	–	–	137,577,789
Small Cap
Common Stocks	17,585,995	–	–	17,585,995
Investment Companies	447,745	–	–	447,745
	18,033,740	–	–	18,033,740

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/12
International Stock
Common Stocks
Australia	$ ––	$ 1,548,945	$ –	$ 1,548,945
Belgium	–	1,632,826	–	1,632,826
Brazil	–	359,263	–	359,263
Canada	–	1,285,960	–	1,285,960
Denmark	–	300,048		300,048
Finland	–	619,014	–	619,014
France	–	5,276,511	–	5,276,511
Germany	–	4,402,056	–	4,402,056
Indonesia	477,960	–		477,960
Ireland	367,650	–	–	367,650
Italy	–	583,489	–	583,489
Japan	–	7,016,671	–	7,016,671
Mexico	–	432,998		432,998
Netherlands	–	907,194	–	907,194
New Zealand	–	358,460	–	358,460
Philippines	–	244,441	–	244,441
Russia	–	690,358	–	690,358
South Africa	–	316,507	–	316,507
South Korea	–	1,273,615	–	1,273,615
Spain	–	1,534,273	–	1,534,273
Sweden	–	1,914,762	–	1,914,762
Switzerland	–	1,649,361	–	1,649,361
Thailand	–	467,589	–	467,589
Turkey	–	767,920	–	767,920
United Kingdom	–	10,888,082	–	10,888,082
Investment Companies	1,931,905	–	–	1,931,905
	$ 2,777,515	$ 44,470,343	$ –	$ 47,247,858

Derivatives: The FASB issued guidance intended to enhance financial statements’ disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statements of Assets and Liabilities as of October 31, 2012:

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts	–	--	Options written	$1,827,227

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

The following table presents the effect of Derivative Instruments on the Statements of Operations for the period ended October 31, 2012:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$4,844,081	$918,638

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

New Accounting Pronouncements: In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Funds have adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets and Liabilities." These common disclosure requirements are intended to help investors and other financial statements users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds are currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the "Allocation Funds") ; 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.85% for the Equity Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.75% for the Mid Cap Fund; 1.00% for the Small Cap Fund; and 1.05% for the International Stock Fund. Except for the Allocation Funds and the Equity Income Fund, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2012, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2012, the waivers totaled $48,596 for Class A Shares and $4,558 for Class B Shares and are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Notes to Financial Statements

MEMBERS Mutual Funds | October 31, 2012

Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.15% for the Equity Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.40% for the Mid Cap Fund; 0.25% for the Small Cap Fund; and 0.30% for the International Stock Fund. The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2012, the waivers totaled $8,373 for Class A Shares and $872 for Class B Shares and are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement. Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the "Plans") with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b–1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the Statements of Operations.

Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. Rather, they are deduced from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected from shareholders in this manner are presented in the "Amounts Collected" section of the table below. The amounts retained by MFD (and not paid to financial advisors who sell Fund shares) are shown in the "Amount Retained" section. The amounts collected and retained for the period November 1, 2011 through October 31, 2012, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$175,182	$18,193	$2,113	$22,858	$18,193	$2,113
Moderate Allocation	358,235	59,507	630	43,840	59,507	630
Aggressive Allocation	134,819	20,769	134	15,924	20,769	134
Cash Reserves	-	5,434	-	-	5,434	-
Bond	113,270	6,189	-	13,805	6,189	-
High Income	75,587	1,629	-	10,408	1,629	-
Diversified Income	377,986	15,098	25	50,931	15,098	25
Equity Income	40,177	-	-	5,083	-	-
Large Cap Value	48,777	4,433	-	5,355	4,433	-
Large Cap Growth	52,817	7,237	-	5,728	7,237	-

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Mid Cap	$41,155	$3,098	$ -	$4,342	$3,098	$ -
Small Cap	3,465	74	-	232	74	-
International Stock	19,810	4,213	-	2,027	4,213	-

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2012, the waivers totaled $8,545 and are reflected as fees waived in the accompanying Statements of Operations. MFD does not have the right to recoup these waived fees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the Audit Committee and Nominating and Goverance Committee chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends, if any, monthly. The Conservative Allocation and Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and the International Stock Fund declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2012, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:
	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$33,638,772	$21,892,420
Moderate Allocation	–	–	68,016,608	59,342,785
Aggressive Allocation	–	–	30,176,358	28,107,546
Bond	8,101,590	51,900,060	378,970	13,023,607
High Income	–	–	34,019,576	59,312,320
Diversified Income	9,746,882	3,645,710	14,825,997	14,539,189
Equity Income	–	–	89,138,588	67,968,007
Large Cap Value	–	–	34,932,026	50,093,104
Large Cap Growth	–	–	83,545,254	86,998,388
Mid Cap	–	–	41,051,598	36,073,961
Small Cap	–	–	2,826,401	7,340,388
International Stock	–	–	20,063,535	46,652,645

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

Transactions in option contracts during the year ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	8,332	$1,745,499
Options written during the period	56,413	11,370,578
Options expired during the period	(18,626)	(3,521,861)
Options closed during the period	(21,230)	(4,293,190)
Options assigned during the period	(13,029)	(2,799,464)
Options outstanding, end of period	11,860	$2,501,562

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities; however, the Cash Reserves Fund is limited to U.S. dollar–denominated foreign money market securities. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar–denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

8. SECURITIES LENDING

Each Fund, except the Allocation, Cash Reserves, Small Cap and Equity Income Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

At October 31, 2012, none of the Funds had securities out on loan.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2012. It is the Funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2009 through October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and 2011 was as follows:

	Ordinary Income		Capital Gain			Ordinary Income		Capital Gain
Fund	2012	2011	2012	2011	Fund	2012	2011	2012	2011
Conservative Allocation	$1,244,762	$1,679,647	$ –	$ –	Equity Income	$7,197,561	$3,984,139	$723,406	$ –
Moderate Allocation	2,399,616	2,617,703	–	–	Large Cap Value	2,316,163	1,976,498	–	–
Aggressive Allocation	486,564	387,776	–	–	Large Cap Growth	79,717	359,526	–	–
Cash Reserves	–	–	–	–	Mid Cap	–	–	–	–
Bond	3,839,726	5,173,830		–	Small Cap	508	190,416	648,950	–
High Income	6,695,075	7,821,504	–	–	International Stock	1,454,961	1,521,140	–	–
Diversified Income	1,919,685	2,111,865	–	–

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Capital Gain	Fund	Ordinary Income	Capital Gain
Conservative Allocation	$ 220,293	$ –	Equity Income	$2,736,070	$ –
Moderate Allocation	1,192,180	–	Large Cap Value	1,875,023	–
Aggressive Allocation	272,724	–	Large Cap Growth	220,282	–
Cash Reserves	–	–	Mid Cap	-	–
Bond	21,027	–	Small Cap	123,791	922,600
High Income	345,910	–	International Stock	619,730	–
Diversified Income	15,766	–

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernized several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. These changes are effective for tax years ending after December 22, 2010. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. These changes are effective for tax years beginning after December 22, 2010. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2012, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Conservative Allocation	$ 269,352	$ 1,619,779	$ –	$ –	$ –
Moderate Allocation	2,653,911	6,462,247	3,257,526	–	–
Aggressive Allocation	578,550	2,049,055	2,346,155	–	–
Cash Reserves	–	–	5	1	–
Bond	–	175,131	–	–	–
High Income	–	298,070	–	–	–
Diversified Income	–	9,384,360	–	–	–
Large Cap Value	–	15,499,010	–	–	–

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Large Cap Growth	$ –	$3,049,082	$ –	$ –	$ –
Mid Cap	4,978,776	6,804,093	–	–	–
Small Cap	2,703,576	–	–	–	–
International Stock	–	13,268,536	1,381,274	–	–

Included in the net capital loss carryovers for Mid Cap Fund and Small Cap Fund is $4,978,776 and $2,703,576, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger.

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2012, the following Funds elected to defer late-year ordinary losses:

Fund	Late- Year Ordinary Losses
Mid-Cap	$291,051

For the year-ended October 31, 2012, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized	Fund	Amount Utilized
Conservative Allocation	$ 341,567	Diversified Income	$1,286,537
Moderate Allocation	765,674	Large Cap Value	5,383,838
Aggressive Allocation	554,615	Large Cap Growth	2,940,969
Cash Reserves	–	Mid Cap	2,115,561
Bond	827,207	Small Cap	675,894
High Income	2,105,296	International Stock	3,375,822

At October 31, 2012, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 3,091,451	$ 23,837	$ 3,067,614
Moderate Allocation	10,031,485	177,495	9,853,990
Aggressive Allocation	4,269,748	50,272	4,219,476
Bond	13,531,618	525,566	13,006,052
High Income	4,538,400	70,735	4,467,665
Diversified Income	13,011,748	711,978	12,299,770
Equity Income	1,941,301	6,123,247	(4,181,946)
Large Cap Value	24,205,219	1,329,857	22,875,362
Large Cap Growth	20,292,055	2,724,965	17,567,090
Mid Cap	24,679,218	814,994	23,864,224
Small Cap	5,672,968	217,569	5,455,399
International Stock	7,484,770	606,701	6,878,069

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

To the extent these book-tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2012 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ –	$301,355	$ (301,355)
Moderate Allocation	1	529,738	(529,739)
Aggressive Allocation	–	184,384	(184,384)
Cash Reserves	–	–	–
Bond	2,336,887	(23,748)	(2,313,139)
High Income	–	322,530	(322,530)
Diversified Income	–	(4,051)	4,051
Equity Income	–	–	–
Large Cap Value	–	125	(125)
Large Cap Growth	–	958	(958)
Mid Cap	(1)	–	1
Small Cap	(402)	(15,848)	16,250
International Stock	(4)	(43,617)	43,621

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund enters into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in the shares of other registered investment companies (the "underlying Funds"), including ETFs. Thus, each Fund’s investment performance and its ability to achieve its

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms their peer. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest Investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word "security" itself seems a misnomer. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in underlying funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the "affiliated underlying funds’’). A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2012 follows:

Fund/Underlying Fund	Balance of Shares Held at 10/31/11	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/12	Value at 10/31/12	Realized Gain/ (Loss )	Distributions Received1
Conservative Allocation Fund
Madison Investment Grade Corporate Bond Fund	–	322,000	–	322,000	$ 3,793,164	$ –	$ 66,796
Madison Mosaic Disciplined Equity Fund	211,655	66,263	30,253	247,665	3,484,649	31,563	41,036
Madison Mosaic Institutional Bond Fund	379,553	23,709	–	403,262	4,552,828	–	51,643
MEMBERS Bond Fund Class Y	798,349	15,862	295,413	518,798	5,520,006	245,266	197,090
MEMBERS Equity Income Fund Class Y	182,281	165,305	58,449	289,137	2,839,321	(31,457)	253,199
MEMBERS High Income Fund Class Y	601,148	43,075	109,224	534,999	3,798,496	23,857	278,928
MEMBERS International Stock Fund Class Y	99,855	55,150	10,604	144,401	1,562,415	(11,983)	21,037
MEMBERS Large Cap Growth Fund Class Y	88,132	72,829	35,509	125,452	2,174,086	100,160	1,998
MEMBERS Large Cap Value Fund Class Y	206,138	87,424	45,155	248,407	3,480,187	100,275	49,481
Totals					$31,205,152	$457,681	$961,208

MEMBERS Mutual Funds | October 31, 2012

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 10/31/11	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/12	Value at 10/31/12	Realized Gain/ (Loss )	Distributions Received1
Moderate Allocation Fund
Madison Mosaic Disciplined Equity Fund	770,509	42,887	83,437	729,959	$10,270,522	$ 72,923	$ 151,595
Madison Mosaic Institutional Bond Fund	511,896	–	57,573	454,323	5,129,305	7,042	67,219
MEMBERS Bond Fund Class Y	1,163,114	29,799	281,931	910,982	9,692,844	195,976	312,920
MEMBERS Equity Income Fund Class Y	359,282	104,372	59,892	403,762	3,964,943	11,634	366,151
MEMBERS High Income Fund Class Y	1,390,001	63,559	553,576	899,984	6,389,885	(12,188)	592,150
MEMBERS International Stock Fund Class Y	595,442	–	401,030	194,412	2,103,540	(70,654)	137,886
MEMBERS Large Cap Growth Fund Class Y	529,369	71,225	90,145	510,449	8,846,090	130,718	10,230
MEMBERS Large Cap Value Fund Class Y	779,150	79,142	112,965	745,327	10,442,033	(216,492)	182,878
MEMBERS Mid Cap Fund Class Y2	410,200	346,933	5,026	752,107	5,783,699	5,321	–
MEMBERS Small Cap Fund Class Y	230,416	–	34,832	195,584	2,311,804	110,774	81,362
NorthRoad International Fund Class Y	–	421,590	–	421,590	4,207,469	–	–
Totals					$69,142,134	$235,054	$1,902,391

Aggressive Allocation Fund
Madison Mosaic Disciplined Equity Fund	421,199	11,372	50,082	382,489	$ 5,381,623	$ 50,836	$ 85,286
MEMBERS Equity Income Fund Class Y	62,364	60,929	46,033	77,260	758,695	(2,123)	85,135
MEMBERS High Income Fund Class Y	422,809	75,781	243,886	254,704	1,808,402	195,744	184,684
MEMBERS International Stock Fund Class Y	244,736	–	157,351	87,385	945,507	5,993	57,687
MEMBERS Large Cap Growth Fund Class Y	234,112	71,969	94,940	211,141	3,659,074	207,214	5,128
MEMBERS Large Cap Value Fund Class Y	386,531	11,525	32,058	365,998	5,127,628	(57,905)	84,996
MEMBERS Mid Cap Fund Class Y2	256,739	247,901	17,348	487,292	3,747,276	11,860	–
MEMBERS Small Cap Fund Class Y	112,880	–	38,067	74,813	884,287	116,280	39,859
NorthRoad International Fund Class Y	–	171,278	–	171,278	1,709,356	–	–
Totals					$24,021,848	$527,899	$ 542,775
1 Distributions received include distributions from net investment income and from capital gains from the underlying funds. 2 Non-income producing.

12.Subsequent Events

In November 2012, the Boards of Trustees of MEMBERS Mutual Funds and the Madison Mosaic Funds approved a proposal to reorganize each Madison Mosaic Fund into a corresponding MEMBERS Mutual Fund. The reorganizations require the approval of the shareholders of the affected Madison Mosaic Funds, and will result in the formation of nine new series of shares for MEMBERS Mutual Funds. The mergers are subject to customary approvals and closing conditions. If approved by shareholders, it is anticipated that the reorganizations will be effective at the close of business on April 19, 2013. As part of the reorganizations, MEMBERS Mutual Funds intends to change its name to "Madison Funds" in February 2013.

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $389,000 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

Management has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

MEMBERS Mutual Funds | October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MEMBERS Mutual Funds, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund (collectively, the "Funds") as of October 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI

December 20, 2012

MEMBERS Mutual Funds | October 31, 2012

Other Information

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Board reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Adviser and the applicable subadvisers. The following description of the Board’s considerations summarizes the process, including matters discussed by the Board as part of its routine quarterly review of Trust and Adviser operations and performance:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each subadviser discussed their firms’ ongoing investment philosophies and strategies intended to provide performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any subadvisers to Trust portfolios.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in written materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Trust portfolio. They also considered whether any relative underperformance was appropriate to the Adviser’s conservative investment philosophy. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised Trust portfolio.

The Board conducted a comprehensive discussion of performance and market conditions with representatives of the Adviser and each subadviser. Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised Trust portfolio.

The Board noted that the Adviser or its affiliates, and, as applicable, each subaviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Trust portfolios require and were wary of "inapt comparisons."  They considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund

MEMBERS Mutual Funds | October 31, 2012

Other Information

or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Trust portfolio’s fee structure based on total fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: an advisory fee and a capped administrative "services" expense. The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreement, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

The Board recognized that to the extent a Trust portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Trust portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective Trust’s "fund of funds" portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees with regard to the Cash Reserves Fund.

Counsel to the Independent Trustees confirmed that the Trusts’ Independent Trustees met and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

MEMBERS Mutual Funds | October 31, 2012

Other Information

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of its respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the "Rule 12b-1" plans adopted by the Trust. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2012. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one–half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,031.20	0.70%	$3.57	$1,026.40	1.45%	$7.39
Moderate Allocation	1,000	1,025.80	0.70%	3.56	1,021.80	1.45%	7.37
Aggressive Allocation	1,000	1,022.50	0.70%	3.56	1,018.50	1.45%	7.36
Cash Reserves	1,000	1,000.00	0.12%	0.60	1,000.00	0.12%	0.60
Bond	1,000	1,014.10	0.90%	4.56	1,010.90	1.65%	8.34
High Income	1,000	1,035.60	1.00%	5.12	1,031.90	1.75%	8.94
Diversified Income	1,000	1,028.00	1.10%	5.61	1,024.70	1.85%	9.42
Equity Income	1,000	994.74	1.24%	6.09	N/A	N/A	N/A
Large Cap Value	1,000	1,027.90	1.16%	5.91	1,023.80	1.91%	9.72
Large Cap Growth	1,000	985.70	1.20%	5.99	982.40	1.95%	9.72
Mid Cap Value	1,000	1,016.10	1.40%	7.09	1,011.80	2.15%	10.87
Small Cap	1,000	1,014.60	1.50%	7.60	1,009.70	2.25%	11.37
International Stock	1,000	1,030.50	1.60%	8.17	1,026.20	2.35%	11.97

MEMBERS Mutual Funds | October 31, 2012

Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,027.40	1.45%	$7.39
Moderate Allocation	1,000	1,022.80	1.45%	7.37
Aggressive Allocation	1,000	1,018.50	1.45%	7.36
Diversified Income1	1,000	1009.00	1.81%	4.62
Equity Income1	1,000	1,028.80	1.96%	5.00

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,015.20	0.65%	$3.29
High Income	1,000	1,036.90	0.75%	3.84
Equity Income	1,000	994.75	1.00%	4.91
Large Cap Value	1,000	1,029.40	0.91%	4.64
Large Cap Growth	1,000	987.50	0.95%	4.75
Mid Cap	1,000	1,017.20	1.15%	5.83
Small Cap	1,000	1,015.50	1.25%	6.33
International Stock	1,000	1,031.50	1.35%	6.89

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Equity Income1	$1,000	$1,030.68	0.86%	$2.20
1Commenced investment operations on July 31, 2012.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

MEMBERS Mutual Funds | October 31, 2012

Other Information

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,021.62	0.70%	$3.56	$1,017.85	1.45%	$7.35
Moderate Allocation	1,000	1,021.62	0.70%	3.56	1,017.85	1.45%	7.35
Aggressive Allocation	1,000	1,021.62	0.70%	3.56	1,017.85	1.45%	7.35
Cash Reserves	1,000	1,024.53	0.12%	0.61	1,024.53	0.12%	0.61
Bond	1,000	1,020.61	0.90%	4.57	1,016.84	1.65%	8.36
High Income	1,000	1,020.11	1.00%	5.08	1,016.34	1.75%	8.87
Diversified Income	1,000	1,019.61	1.10%	5.58	1,015.84	1.85%	9.37
Equity Income	1,000	1,025.40	1.24%	6.31	N/A	N/A	N/A
Large Cap Value	1,000	1,019.30	1.16%	5.89	1,015.53	1.91%	9.68
Large Cap Growth	1,000	1,019.10	1.20%	6.09	1,015.33	1.95%	9.88
Mid Cap	1,000	1,018.10	1.40%	7.10	1,014.33	2.15%	10.89
Small Cap	1,000	1,017.60	1.50%	7.61	1,013.83	2.25%	11.39
International Stock	1,000	1,017.09	1.60%	8.11	1,013.32	2.35%	11.89

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,017.85	1.45%	$7.35
Moderate Allocation	1,000	1,017.85	1.45%	7.35
Aggressive Allocation	1,000	1,017.85	1.45%	7.35
Diversified Income1	1,000	1,008.11	1.81%	4.62
Equity Income1	1,000	1,012.62	1.96%	4.95

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,021.87	0.65%	$3.30
High Income	1,000	1,021.37	0.75%	3.81
Equity Income	1,000	1,025.40	1.00%	5.09
Large Cap Value	1,000	1,020.56	0.91%	4.62
Large Cap Growth	1,000	1,020.36	0.95%	4.82
Mid Cap	1,000	1,019.36	1.15%	5.84
Small Cap	1,000	1,018.85	1.25%	6.34
International Stock	1,000	1,018.35	1.35%	6.85

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Equity Income1	$1,000	$1,012.62	0.86%	$2.17
1Commenced investment operations on July 31, 2012.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MEMBERS Mutual Funds | October 31, 2012

Other Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. Form N–Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N–Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2012, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $106,196 (all of which represents taxes withheld) and $1,565,760, respectively. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2012 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth and Small Cap Funds, 8.53%, 11.89%, 29.55%, 77.63%, 100%, 100%, and 100%, respectively, qualify for the corporate dividends received deduction.

Qualified Dividend Income: For the fiscal year ended October 31, 2012, the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Small Cap and the International Stock Funds paid dividend income totaling $134,633, $642,986, $291,286, $1,654,736, $2,316,763, $79,717, $508, and $1,561,157, respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket).Complete information regarding each Fund’s income distributions paid during the calendar year 2012, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

MEMBERS Mutual Funds | October 31, 2012

MEMBERS Mutual Funds’ Trustees and Officers

The address of each trustee and officer is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	Trustee and President, 2009 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 -
2010; Madison Asset Management, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010 ; Madison Investment Advisors, LLC ("MIA") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (12) (mutual funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; Ultra Series Fund (16) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present
Frank E. Burgess 1942	Vice President, 2009 - Present
MIH, Founder and Former Executive Director and President, 2010 - 4/2012; Managing Director and President,  1973 - 2010 ; Madison, Former Executive Director and President, 2010 - 4/2012; President, 2004 - 2010; MIA, Former Executive Director and President, 2010 - 4/2012; Madison Mosaic Funds (12), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; Madison, Executive Director and Chief Investment Officer, 2010 - Present; MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (12), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President, 2003 - 2005; Madison Mosaic Funds (12), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present ; Madison Mosaic Funds (12), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; Ultra Series Fund (16), Treasurer, 2009 - Present
N/A

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

MEMBERS Mutual Funds | October 31, 2012

MEMBERS Mutual Funds’ Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present Treasurer, 2008 - 2009
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; Mosaic Funds Distributor, LLC ("MFD") (an affiliated brokerage firm of Madison), Vice President, 2012 - Present ; MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005; Madison Mosaic Funds (12), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (16), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present
N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009 ; MFD, Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present ; Madison Mosaic Funds (12), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present ; Madison Mosaic Funds (12), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

MEMBERS Mutual Funds | October 31, 2012

MEMBERS Mutual Funds’ Trustees and Officers

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	42
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present ; Nerites Corporation (technology company), 2004 - Present ; Madison Mosaic Funds (12), 2001- Present; Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	42
Park Bank, 1978 - Present; Madison Mosaic Funds (12), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	29	Ultra Series Fund (16), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	29	Park Nicolet Health Services, 2001 - Present; Ultra Series Fund (16), 2004 - Present
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	42
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present ; Madison Mosaic Funds (12), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 13 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 12 portfolios, for a grand total of 42 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MEMBERS Mutual Funds | October 31, 2012

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MEMBERS Mutual Funds | October 31, 2012

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MEMBERS Mutual Funds | October 31, 2012

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MEMBERS Mutual Fundsª

MEMBERS Mutual Funds
Post Office Box 8390
Boston, MA 02266-8390
1 (800) 877-6089
www.membersfunds.com

SEC File Number: 811-08261

4460-P1053
Rev: 1212

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The Code was not amended during the fiscal year.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the MEMBERS Mutual Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2012, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.  He replaced Lorence R. Wheeler who served in that capacity through July 2012.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2012 and 2011, respectively were $107,500 ($405,500 including the Ultra Series Fund, an affiliated registered investment company ("USF")) and $100,824 ($396,000 including USF).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $38,740 and $37,345, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS Mutual Funds

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer

Date: December 20, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer

Date: December 20, 2012